                                                                 EXHIBIT 10.13.1


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                                U.S. $120,000,000

                      LOAN PURCHASE AND SERVICING AGREEMENT

                                      Among

                               FIB HOLDINGS, INC.
                                  as the Seller

                            FIRST INTERNATIONAL BANK
                                 as the Servicer

                                  THE INVESTORS
                                  named herein

                      VARIABLE FUNDING CAPITAL CORPORATION
                                 as a Purchaser

                          FIRST UNION SECURITIES, INC.
                                as the Deal Agent

                            FIRST UNION NATIONAL BANK
                   as the Liquidity Agent and as the Registrar

                                  HSBC BANK USA
                 as the Collateral Custodian and Backup Servicer

                        and acknowledged and agreed to by

                            FIRST UNION NATIONAL BANK
                            as the Hedge Counterparty

                           Dated as of March 29, 2001


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
                                TABLE OF CONTENTS

                                                                                                           PAGE

ARTICLE I  DEFINITIONS ......................................................................................1
         Section 1.1       Certain Defined Terms.............................................................1
         Section 1.2       Other Terms......................................................................28
         Section 1.3       Computation of Time Period.......................................................28
         Section 1.4       Interpretation...................................................................28

ARTICLE II  THE PURCHASE FACILITY...........................................................................29
         Section 2.1       Purchases of Asset Interests.....................................................29
         Section 2.2       The Initial Purchase and Incremental Purchases...................................30
         Section 2.3       Reduction of the Purchase Limit..................................................31
         Section 2.4       Determination of Yield...........................................................31
         Section 2.5       Percentage Evidenced by Asset Interest...........................................31
         Section 2.6       Dividing or Combining Asset Interests............................................32
         Section 2.7       Settlement Procedures............................................................32
         Section 2.8       The Structured Note..............................................................34
         Section 2.9       Substitution of Loans............................................................34
         Section 2.10      Collections and Allocations......................................................35
         Section 2.11      Payments, Computation, Etc.......................................................36
         Section 2.12      Optional Repurchase..............................................................36
         Section 2.13      Fees.............................................................................37
         Section 2.14      Increased Costs; Capital Adequacy; Illegality....................................37
         Section 2.15      Taxes............................................................................38
         Section 2.16      Assignment of the Purchase Agreement.............................................40
         Section 2.17      Put Option.......................................................................41
         Section 2.18      Appointment of Registrar and Duties..............................................42

ARTICLE III  CLOSING; CONDITIONS OF CLOSING AND PURCHASES...................................................43
         Section 3.1       Conditions to Closing and Initial Purchase.......................................43
         Section 3.2       Conditions Precedent to All Purchases and Remittances of
                           Collections......................................................................43

ARTICLE IV  REPRESENTATIONS AND WARRANTIES..................................................................44
         Section 4.1       Representations and Warranties of the Seller.....................................44
         Section 4.2       Representations and Warranties of Seller Relating to the
                           Agreement and the Loans..........................................................49
         Section 4.3       Representations and Warranties of the Seller Relating to the
                           Purchase Limit and Capital Limit.................................................50

ARTICLE V  GENERAL COVENANTS OF THE SELLER..................................................................50
         Section 5.1       General Covenants................................................................50
         Section 5.2       Covenants of Seller..............................................................51
         Section 5.3       Release of Lien..................................................................55
         Section 5.4       Hedge Agreement..................................................................55
         Section 5.5       Retransfer of Ineligible Loans...................................................56
         Section 5.6       Retransfer of Assets.............................................................57


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
ARTICLE VI  ADMINISTRATION AND SERVICING OF LOANS...........................................................58
         Section 6.1       Appointment and Acceptance; Duties...............................................58
         Section 6.2       Duties and Responsibilities of the Servicer and the Collateral
                           Custodian........................................................................58
         Section 6.3       Authorization of the Servicer....................................................62
         Section 6.4       Collection of Payments...........................................................63
         Section 6.5       Servicer Advances................................................................64
         Section 6.6       Realization Upon Defaulted Loans.................................................65
         Section 6.7       Representations and Warranties of Backup Servicer and Collateral
                           Custodian........................................................................65
         Section 6.8       Maintenance of Insurance Policies................................................67
         Section 6.9       Representations and Warranties of Servicer.......................................67
         Section 6.10      Covenants of Servicer............................................................69
         Section 6.11      Covenants of Backup Servicer and Collateral Custodian............................69
         Section 6.12      Servicing Compensation...........................................................70
         Section 6.13      Custodial Compensation...........................................................70
         Section 6.14      Payment of Certain Expenses by Servicer..........................................70
         Section 6.15      Reports..........................................................................71
         Section 6.16      Annual Statement as to Compliance................................................71
         Section 6.17      Annual Independent Public Accountant's Servicing Reports.........................72
         Section 6.18      Adjustments......................................................................72
         Section 6.19      Merger or Consolidation of the Servicer..........................................72
         Section 6.20      Limitation on Liability of the Servicer and Others...............................73
         Section 6.21      Indemnification of the Seller, the Deal Agent, the Liquidity
                           Agent and the Secured Parties....................................................73
         Section 6.22      The Servicer and Backup Servicer Not to Resign...................................74
         Section 6.23      Access to Certain Documentation and Information Regarding
                           the Loans........................................................................75
         Section 6.24      Backup Servicer..................................................................75
         Section 6.25      Identification of Records........................................................77
         Section 6.26      Servicer Termination Events......................................................77
         Section 6.27      Appointment of Successor Servicer................................................78
         Section 6.28      Notification.....................................................................79
         Section 6.29      Protection of Right, Title and Interest in Assets................................79
         Section 6.30      Release of Loan Files............................................................80
         Section 6.31      FDIC Enforcement Actions.........................................................80

ARTICLE VII  EARLY AMORTIZATION EVENTS......................................................................80
         Section 7.1       Early Amortization Events........................................................80

ARTICLE VIII  INDEMNIFICATION...............................................................................83
         Section 8.1       Indemnities by the Seller........................................................83

ARTICLE IX  THE DEAL AGENT AND THE LIQUIDITY AGENT..........................................................85
         Section 9.1       Authorization and Action.........................................................85
         Section 9.2       Delegation of Duties.............................................................86
         Section 9.3       Exculpatory Provisions...........................................................86
         Section 9.4       Reliance.........................................................................87


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
         Section 9.5       Non-Reliance on Deal Agent, Liquidity Agent and Others...........................87
         Section 9.6       Reimbursement and Indemnification................................................88
         Section 9.7       Deal Agent and Liquidity Agent in their Individual Capacities....................88
         Section 9.8       Successor Deal Agent or Liquidity Agent..........................................88

ARTICLE X  ASSIGNMENTS; PARTICIPATIONS......................................................................89
         Section 10.1      Assignments and Participations...................................................89

ARTICLE XI  MISCELLANEOUS ..................................................................................92
         Section 11.1      Amendments and Waivers...........................................................92
         Section 11.2      Notices, Etc.....................................................................93
         Section 11.3      [Reserved.]......................................................................93
         Section 11.4      No Waiver, Rights and Remedies...................................................93
         Section 11.5      Binding Effect...................................................................93
         Section 11.6      Term of this Agreement...........................................................93
         Section 11.7      GOVERNING LAW; CONSENT TO JURISDICTION;
                           WAIVER OF OBJECTION TO VENUE.....................................................94
         Section 11.8      WAIVER OF JURY TRIAL.............................................................94
         Section 11.9      Costs, Expenses and Taxes........................................................94
         Section 11.10     No Proceedings...................................................................95
         Section 11.11     Recourse Against Certain Parties.................................................95
         Section 11.12     Protection of Ownership Interest; Appointment of Deal
                           Agent as Attorney-in-Fact; Grant of Security Interest............................96
         Section 11.13     Confidentiality..................................................................97
         Section 11.14     Execution in Counterparts; Severability; Integration.............................97
         Section 11.15     Waiver of Setoff.................................................................98
         Section 11.16     Assignments......................................................................98
         Section 11.17     Revolving Loan Payments..........................................................98

                                    EXHIBITS


EXHIBIT A      Form of Notice of Sale
EXHIBIT B      Form of Lock-Box Notice Agreement
EXHIBIT C      "Limited Purpose" Provisions
EXHIBIT D      Form of Assignment and Acceptance
EXHIBIT E      Form of Monthly Report
EXHIBIT F      Form of Servicer's Certificate
EXHIBIT G      Credit and Collection Policies
EXHIBIT H      Form of Purchase Certificate
EXHIBIT I      Form of Hedging Agreement (including Schedule and Confirmation)
EXHIBIT J      Form of Officer's Certificate as to Solvency
EXHIBIT K      Form of Officer's Closing Certificate
EXHIBIT L      Form of Power of Attorney
EXHIBIT M      Form of Structured Note



                          SCHEDULES


SCHEDULE I     Conditions Precedent
SCHEDULE II    Concentration and Mix Requirements
SCHEDULE III   Tradenames, Fictitious Names and "Doing Business As" Names
SCHEDULE IV    List of Loans
SCHEDULE V     Locations of Loan Documents
SCHEDULE VI    Lock-Box Banks and Lock-Box Accounts

                     LOAN PURCHASE AND SERVICING AGREEMENT
                          Dated as of March 29, 2001

      THIS LOAN PURCHASE AND SERVICING AGREEMENT, (such agreement as amended, modified, waived, supplemented or restated from time to time, the "Agreement") is made as of March 29, 2001, among:

      (1) FIB HOLDINGS, INC., a Delaware corporation, as the seller (in such capacity, the "Seller");

      (2) FIRST INTERNATIONAL BANK, a Connecticut bank and trust company ("FIB"), as the servicer (in such capacity, the "Servicer");

      (3) the financial institutions listed on the signature pages of this Agreement under the heading "INVESTORS" and their respective successors and assigns (the "Investors");

      (4)   VARIABLE FUNDING CAPITAL CORPORATION, a Delaware corporation
("VFCC");

      (5) FIRST UNION SECURITIES, INC. ("FUSI"), as the deal agent (in such capacity, the "Deal Agent");

      (6) FIRST UNION NATIONAL BANK ("First Union"), as the liquidity agent (in such capacity, the "Liquidity Agent");

      (7) HSBC BANK USA ("HSBC"), as the collateral custodian (in such capacity, the "Collateral Custodian") and as the backup servicer (in such capacity, the "Backup Servicer"); and

      (8) FIRST UNION NATIONAL BANK, not in its individual capacity but solely as the registrar (in such capacity, the "Registrar").

      IT IS AGREED as follows:


                                   ARTICLE I

                                  DEFINITIONS

      SECTION 1.1 CERTAIN DEFINED TERMS.

      (a) Certain capitalized terms used throughout this Agreement are defined above or in this Section 1.1.

      (b As used in this Agreement and its exhibits, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

      Addition Date: With respect to any Additional Loans, the date on which such Additional Loans become Pool Assets.

      Additional Loans: All Loans that become Pool Assets after the Closing Date (or, if no Purchase is made on the Closing Date, then on the date of the initial Purchase hereunder).

      Adjusted Eurodollar Rate: For any Fixed Period, an interest rate per annum equal to the quotient expressed as a percentage and rounded upwards (if necessary), to the nearest 1/100 of 1%, obtained by dividing (i) the LIBOR Rate, for such Fixed Period by (ii) the decimal equivalent of 100% minus the Eurodollar Reserve Percentage for such Fixed Period.

      Administration Agreement: That certain Amended and Restated Administration Agreement, dated as of July 1, 1998, executed between VFCC and FUSI as the same may be amended, supplemented, or otherwise modified from time to time.

      Adverse Claim: A lien, security interest, pledge, charge, encumbrance or other right or claim of any Person.

      Affected Party: As defined in Section 2.14(a).

      Affiliate: With respect to a Person means any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" or "controlled" have meanings correlative to the foregoing.

      Aggregate Outstanding Loan Balance: As of any date of determination, the sum of the Outstanding Loan Balances of all Eligible Loans included as part of the Asset Pool on such date; provided, however, that for purposes of determining the Capital Limit, the Aggregate Outstanding Loan Balance shall not include the Outstanding Loan Balances of Defaulted Loans and Charged-Off Loans.

      Aggregate Unpaids: At any time, an amount, equal to the sum of all Yield (accrued and to accrue), Capital, Breakage Costs, Hedge Breakage, and all other amounts owed hereunder or under any Hedging Agreement (including, without limitation, payments in respect of the termination of any such Hedging Agreement) or under any fee letter (including, without limitation, the Fee Letter and the Backup Servicer and Collateral Custodian Fee Letter) delivered in connection with the transactions contemplated by this Agreement (whether due or accrued).

      Agent's Account: A special account (account number 2000002391825) in the name of the Deal Agent or, so long as VFCC is the sole Purchaser hereunder, in the name of VFCC, at First Union.

      Agreement: As defined in the preamble.

      Alternative Rate: An interest rate per annum equal to the Adjusted Eurodollar Rate; provided, however, that the Alternative Rate shall be the Base Rate if a Eurodollar Disruption Event occurs.

      Amortization Period: The period beginning on the Termination Date and ending on the Collection Date.

      Argentinean Loan: A Loan either (i) secured by collateral located in Argentina or (ii) to an Obligor whose principal place of business is located in Argentina.

      Asset: All right, title and interest (whether now owned or hereafter arising or acquired, and wherever located) of the Seller in, to and under, but none of the obligations under (whether now owned or hereafter acquired or arising, and wherever located) all accessions, accounts, general intangibles, instruments, inventory, electronic chattel paper, tangible chattel paper, commingled goods, consumer goods, documents, money, letter of credit rights, advices of credit, deposit accounts, certificates of deposit, investment property, goods, proceeds, software, supporting obligations and other property consisting of any and all of the following:

            (i) the Transferred Loans, and all monies due or to become due in payment of such Loans on and after the related Purchase Date, excluding any Retained Interest, if applicable;

            (ii) any Related Property securing the Transferred Loans including all proceeds from any sale or other disposition of such Related Property;

            (iii) the Loan Documents related to the Transferred Loans, all Records, all right, title and interest of the Seller in and to the documents, agreements, and instruments included in the Loan Documents or Records, including without limitation, rights of recovery of the Seller against the Originator;

            (iv) all Insurance Policies, guaranties, letters of credit or other agreements of whatever character from time to time supporting or securing payment of such Loan whether pursuant to such Loan or otherwise;

            (v) all security interests, liens, guaranties, warranties, letters of credit, mortgages or other encumbrances and property subject thereto from time to time purporting to secure or support payment of any Loan, together with all UCC financing statements or similar filings by an Obligor related thereto;

            (vi) the Lock-Box Account, all funds held in such account, and all certificates and instruments, if any, from time to time representing or evidencing the Lock-Box Account or such funds;

            (vii) the Collection Account, all funds held in such account, and all certificates and instruments, if any, from time to time representing or evidencing the Collection Account or such funds;

            (viii) all Collections and all other payments made or to be made in the future with respect to such Loans or by the Obligor thereunder and under any guarantee or similar form of credit enhancement with respect to such Loans, including but not limited to Export-Import Bank guarantees and the Ex-Im Policy;"

            (ix) any Hedging Agreement and all payments from time to time due thereunder;

            (x) the Purchase Agreement and the assignment to the Deal Agent of all UCC financing statements filed by the Seller against the Originator under or in connection with the Purchase Agreement; and

            (xi)  all income and proceeds of the foregoing.

      Asset Interest: At any time, an undivided variable percentage ownership interest in all Assets. Each Asset Interest shall be calculated in accordance with Section 2.5. The undivided percentage interest of an Asset Interest shall equal

                   C+R
                   ---
                  AOLB

      where:

            C     =     equals the Capital in respect of such Asset Interest.

            R     =     equals the aggregate Reserves in respect of such
                        Asset Interest.

        AOLB      =     equals the Aggregate Outstanding Loan Balance.

        Asset Pool:  At any time, all then outstanding Assets.

      Assignment and Acceptance: An assignment and acceptance entered into by an Investor and an Eligible Assignee, and accepted by the Deal Agent, in substantially the form of Exhibit D hereto.

      Available Collections:  As defined in Section 2.7 hereof.

      Average Default Ratio: For any Determination Date, the arithmetic average of the Default Ratios, expressed as percentages, for the three (3) Collection Periods ended on such date, except that (i) in the case of the first Determination Date following the Closing Date, the "Average Default Ratio" shall be the Default Ratio for the Collection Period ended on such date, and (ii) in the case of the second Determination Date following the Closing Date, the "Average Default Ratio" shall be the arithmetic average of the Default Ratios for the two (2) Collection Periods ended on such date.

      Average Net Loss Ratio: For any Determination Date, the arithmetic average of the Net Loss Ratios, expressed as percentages, for the three (3) Collection Periods ended on such date, except that (i) in the case of the first Determination Date following the Closing Date, the "Average Net Loss Ratio" shall be the Net Loss Ratio for the Collection Period ended on such date, and
(ii) in the case of the second Determination Date following the Closing Date, the "Average Net Loss Ratio" shall be the arithmetic average of the Net Loss Ratios for the two (2) Collection Periods ended on such date.

      Backup Servicer: HSBC Bank USA, and its permitted successors and assigns.

      Backup Servicer Fee: As set forth in the Backup Servicer and Collateral Custodian Fee Letter.

      Backup Servicer and Collateral Custodian Fee Letter: The Backup Servicer and Collateral Custodian Fee Letter, dated as of the Closing Date, among FIB, the Seller, the Backup Servicer, the Collateral Custodian, the Deal Agent and First Union, setting forth among other things the Backup Servicer Fee and the Collateral Custodian Fee, as such letter may be amended, modified, waived, supplemented or restated from time to time.

      Bankruptcy Code: The Federal Bankruptcy Code, as amended from time to time (Title 11 of the United States Code).

      Base Rate: On any date, a fluctuating rate of interest per annum equal to the higher of (a) the Prime Rate or (b) the Federal Funds Rate plus one-half of one percent (0.5%).

      Benefit Plan: Any employee benefit plan as defined in Section 3(3) of ERISA in respect of which the Seller or any ERISA Affiliate of the Seller is, or at any time during the immediately preceding six years was, an "employer" as defined in Section 3(5) of ERISA.

      Brazilian Loan: A Loan either (i) secured by collateral located in Brazil or (ii) to an Obligor whose principal place of business is located in Brazil.

      Breakage Costs: Any amount or amounts as shall compensate a Purchaser for any loss, cost or expense incurred by such Purchaser (as determined in such Purchaser's sole discretion) as a result of a prepayment by the Seller of Capital or Yield pursuant to the terms hereof.

      Business Day: Any day of the year other than a Saturday or a Sunday on which (a) banks are not required or authorized to be closed in New York City, Charlotte, North Carolina, and

Hartford, Connecticut, and (b) if the term "Business Day" is used in connection with the Adjusted Eurodollar Rate, means the foregoing only if such day is also a day of year on which dealings in United States dollar deposits are carried on in the London interbank market.

      Capital: The sum of the amounts paid to the Seller for the initial Purchase and in connection with each Incremental Purchase pursuant to Section 2.2, reduced from time to time by Collections and other payments received and distributed to Purchasers on account of such Capital pursuant to Section 2.7; provided, however, that such Capital shall not be reduced by any distribution of any portion of Principal Collections if at any time such distribution is rescinded or must be returned for any reason.

      Capital Limit: At any time the sum of (i) the Aggregate Outstanding Loan Balance for all Eligible Loans that are Commercial Loans multiplied by the Purchase Rate with respect to Commercial Loans, and (ii) the Aggregate Outstanding Loan Balance for all Eligible Loans that are Ex-Im Loans or Ex-Im 2 Loans multiplied by the Purchase Rate with respect to the Ex-Im Loans or Ex-Im 2 Loans.

      Casual Loss: With respect to any item of Related Property, the loss, theft, damage beyond repair or governmental condemnation or seizure of such item of Related Property.

      Change in Control: The date on which (i) any Person or "group" acquires any "beneficial ownership" (as such terms are defined under Rule 13d-3 of, and Regulation 13D under, the Securities Exchange Act of 1934, as amended), either directly or indirectly, of membership interests or other equity interests or any interest convertible into any such interest in the Originator having more than fifty percent (50%) of the voting power for the election of directors of the Originator, if any, under ordinary circumstances, or (ii) (except in connection with any Securitization or in connection with the sale of Assets under the Purchase Agreement) the Originator sells, transfers, conveys, assigns or otherwise disposes of all or substantially all of the assets of the Originator; provided, however, it shall not be a Change in Control for any one or more of the following Persons, individually or collectively, to gain more than fifty percent (50%) of such voting power: Arnold Chase, Cheryl Chase, Rhoda L. Chase, David T. Chase, Brett N. Silvers, Nancy W. Silvers, United Parcel Service, Inc. and any family members, Affiliates, and heirs of any of the foregoing (collectively, the "Permitted Owners"), and any trusts, partnerships or other entities as to which the sole beneficiaries are any of the Permitted Owners.

      Charged-Off Loan: Any Loan (i) for which an Insolvency Event has occurred with respect to the related Obligor, (ii) for which the related Obligor has suffered any other change which materially and adversely affects its viability as a going concern, or (iii) which is or otherwise should be written off as uncollectible by the Servicer in accordance with the Credit and Collection Policies.

      Clause (X) Failure:  As defined in Section 2.1(d).

      Clause (Y) Failure:  As defined in Section 2.1(d).

      Closing Date:  March 29, 2001.

      Code:  The Internal Revenue Code of 1986, as amended.

      Collateral Custodian: HSBC Bank USA, and its permitted successors and assigns.

      Collateral Custodian Fee: As set forth in the Backup Servicer and Collateral Custodian Fee Letter.

      Collection Account:  As defined in Section 2.10.

      Collection Date: The date following the Termination Date on which the Aggregate Unpaids have been reduced to zero and indefeasibly paid in full.

      Collection Period: Each calendar month, except in the case of the first Collection Period, the period beginning on the Closing Date to and including the last day of the calendar month in which the Closing Date occurs.

      Collections: With respect to any Transferred Loan, all cash collections or other cash proceeds of such Loan received by the Servicer, Originator or Seller from or on behalf of any Obligor in payment of any amounts owed in respect of such Loan, including, without limitation, any Interest Collections, any Principal Collections, Deemed Collections, Insurance Proceeds, interest earnings in the Collection Account, all recoveries on Charged-Off Loans, and all payments received pursuant to any Hedging Agreement or Hedge Transaction.

      Commercial Line of Credit: A revolving line of credit Loan to an Obligor that is not an Ex-Im Loan or an Ex-Im 2 Loan.

      Commercial Loans: All of the Commercial Lines of Credit and the Commercial Term Loans.

      Commercial Term Loan: A term loan to an Obligor that is not an Ex-Im Loan or an Ex-Im 2 Loan.

      Commercial Paper Notes: On any day, any short-term promissory notes issued by VFCC with respect to financing its purchase of any Asset Interest hereunder.

      Commitment: For each Investor, the commitment of such Investor to purchase Asset Interests from the Seller in an amount not to exceed the amount set forth opposite such Investor's name on the signature pages of this Agreement, as such amount may be modified in accordance with the terms hereof.

      Commitment Fee:  As defined in Section 2.13(a) hereof.

      Commitment Termination Date: November 23, 2003 or such later date to which the Commitment Termination Date may be extended (if extended) in the sole discretion of VFCC and each Investor in accordance with the terms of Section 2.1(b); provided, however, the

Commitment Termination Date may also be reduced in accordance with the terms of Sections 2.1 (c) and 2.1(d) hereof.

      Conversion: As defined in Section 2.1(c).

      Cost of Funds Adjustment: For each day during any Fixed Period, the difference by which the CP Rate for such Fixed Period exceeds the Adjusted Eurodollar Rate for such Fixed Period.

      CP Rate: For any day during any Fixed Period, the per annum rate equivalent to the weighted average of the per annum rates paid or payable by VFCC from time to time as interest on or otherwise (by means of interest rate hedges or otherwise) in respect of the promissory notes issued by VFCC that are allocated, in whole or in part, by the Deal Agent (on behalf of VFCC) to fund or maintain the Asset Interest during such period, as determined by the Deal Agent (on behalf of VFCC) and reported to the Seller and the Servicer, which rates shall reflect and give effect to (i) the commissions of placement agents and dealers in respect of such promissory notes, to the extent such commissions are allocated, in whole or in part, to such promissory notes by the Deal Agent (on behalf of VFCC), (ii) any incremental carrying costs associated with the issuance of such promissory notes maturing on dates other than those dates on which funds are received by VFCC, and (iii) other borrowings by VFCC, including, without limitation, borrowings to fund small or odd dollar amounts that are not easily accommodated in the commercial paper market; provided, however, that if any component of such rate is a discount rate, in calculating the "CP Rate," the Deal Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

      Credit and Collection Policies: Those credit, collection, customer relation and service policies of the Originator and the Servicer as of the date hereof relating to the Loans and related Loan Documents, set forth in Exhibit G, as the same may be amended or modified from time to time in accordance with
Section 6.10(e).

      Deal Agent: FUSI, as Deal Agent hereunder, together with its successors and assigns.

      Deemed Collections: On any day, an amount equal to the unpaid balance (including any principal and accrued interest thereon) of any Loan included in the Asset Pool if on such day (a) the Deal Agent, as agent for the Secured Parties, does not have a valid perfected security interest in such Loan and any Related Property, or (b) a Warranty Event has occurred with respect to such Loan.

      Default Ratio: For any Collection Period, the percentage equivalent of a fraction, the numerator which is the Outstanding Loan Balance of Defaulted Loans at the end of such Collection Period, and the denominator of which is the Aggregate Outstanding Loan Balance at the end of such Collection Period.

      Defaulted Loan: As of any day of determination, a Loan (i) as to which the Obligor thereof has failed to make any payment, or part thereof, required to be made thereunder for 60 days following the due date thereof, or (ii) that is a Charged-Off Loan.

      Delinquent: On any day with respect to any Loan and any specified time period any payment, or portion thereof, due with respect thereto, has not been made by the Obligor of such loan for the specified time period from the due date of such payment.

      Derivatives: Any exchange-traded or over-the-counter (i) forward, future, option, swap, cap, collar, floor, foreign exchange contract, any combination thereof, whether for physical delivery or cash settlement, relating to any interest rate, interest rate index, currency, currency exchange rate, currency exchange rate index, debt instrument, debt price, debt index, depository instrument, depository price, depository index, equity instrument, equity price, equity index, commodity, commodity price or commodity index, (ii) any similar transaction, contract, instrument, undertaking or security, or (iii) any transaction, contract, instrument, undertaking or security containing any of the foregoing.

      Determination Date: With respect to any Payment Date, the last day of the immediately preceding Collection Period.

      Early Amortization Event:  As defined in Section 7.1.

      Eligible Assignee: A Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's, or whose obligations under this Agreement are guaranteed by a Person whose short-term rating is at least A-1 from S&P and P-1 from Moody's and is satisfactory to VFCC and the Deal Agent.

      Eligible Loan: On any date of determination, each Loan (a) that is a Transferred Loan and identified on the list of Loans delivered by the Seller to the Collateral Custodian as part of a Notice of Sale, (b) that is a Commercial Loan, an Ex-Im Loan or an Ex-Im 2 Loan and (c) that satisfies each of the following requirements (unless otherwise agreed to in writing by the Deal Agent in its sole discretion):

            (i) the Loan is evidenced by a promissory note which has been duly authorized and which, together with the related Loan Documents, is in full force and effect and constitutes the legal, valid and binding obligation of the Obligor of such Loan to pay the stated amount of the Loan and interest thereon, and the related Loan Documents are enforceable against such Obligor in accordance with their respective terms;

            (ii) the Loan was originated and maintained in accordance with the terms of the Credit and Collection Policies and arose in the ordinary course of the Originator's business from the loaning of money to the Obligor thereof;

            (iii) the Loan is not a Defaulted Loan or a Charged-Off Loan or a Loan any payment or portion thereof is more than 30 days Delinquent;

            (iv) the Obligor of such Loan is an Eligible Obligor and has executed all appropriate documentation including documentation relating to its collateral required by the Originator;

            (v) the promissory note which evidences the Loan is an "instrument" and is not a "general intangible," an "account," or "chattel paper" as such terms are defined and used in the UCC of all jurisdictions which govern the perfection of the security interest granted therein;

            (vi) all material consents, licenses, approvals or authorizations of, or registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the making of such Loan have been duly obtained, effected or given and are in full force and effect and the Loan was otherwise originated in accordance with all federal and state governmental consumer and other Requirements of Law;

            (vii) The Loan is denominated and payable only in United States dollars in the United States and the collateral securing such Loan is located only in the United States unless otherwise consented to in writing by the Deal Agent upon completion of any necessary credit approval, including receipt and review of due diligence conducted by FIB; provided, however, no written consent will be required from the Deal Agent with respect to Ex-Im Loans or Ex-Im 2 Loans in which the collateral securing such Loans is located in a foreign country approved under the Ex-Im Guarantee or Ex-Im Policy as long as the Deal Agent is given prior written notice of any such Loans that the Seller proposes to sell and assign Asset Interests in and provided the Deal Agent receives evidence satisfactory to it concerning the approval of the foreign country under the Ex-Im Guarantee or Ex-Im Policy prior to such Loan being included as part of the Asset Pool;

            (viii) [Reserved];

            (ix) the Loan, together with the Loan Documents related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto (including, without limitation, laws, rules and regulations relating to usury, truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no party to the Loan Documents related thereto is in material violation of any such law, rule or regulation in any respect;

            (x) the Loan, together with the related Loan Documents, is fully assignable;

            (xi) the Loan was documented and closed in accordance with the Originator's policies and procedures, including the relevant opinions and assignments, and only one current original promissory note with respect to such Loan, which promissory note has been delivered to the Collateral Custodian, duly endorsed for transfer under this Agreement;

            (xii) except for Permitted Liens, the Loan and all Related Property are free of any Liens; and all filings and other actions required to perfect the security interest of the Deal Agent as agent for the Secured Parties in the Assets related thereto have been made or taken;

            (xiii) the Required Loan Documents relating to such Loan are in the possession of the Collateral Custodian;

            (xiv) [Reserved];

            (xv) no right of recision, set off, counterclaim, defense or other material dispute has been asserted with respect to such Loan;

            (xvi) the Loan was made under the existing Loan Documents, which Loan Documents have not been modified in any respect or such Loan extended as a result of any adverse credit reason (including, without limitation, rescheduling of installment payments);

            (xvii) any Related Property with respect to such Loan is insured in accordance with the Credit and Collection Policies;

            (xviii) the Loan Documents with respect to such Loan are complete in accordance with the Credit and Collection Policies;

            (xix) the Obligor with respect to such Loan is an Eligible
      Obligor;

            (xx) the Loan has an Eligible Risk Rating and was approved according to the Originator's Credit and Collection Policies;

            (xxi) if a Loan is a Commercial Line of Credit, (i) interest is due and payable monthly, (ii) the initial term of the Loan does not exceed 12 months, with all outstanding principal and interest due at the end of 12 months, and (iii) its respective Loan Documents provide that if it is not renewed it shall be amortized over a period not to exceed 36 additional months;

            (xxii) [Reserved]; and

            (xxiii) if a Loan is a Commercial Term Loan, (i) the first Scheduled Payment on such Loan is due within 45 days after its Purchase Date, (ii) its term does not exceed 25 years, and (iii) its Schedule of Payments has equal payments of principal and interest except for the final payment which may be less than the other payments.

      Eligible Obligor: Any Obligor which satisfies each of the following requirements at all times:

            (i) the Obligor is not in the gaming, nuclear waste, bio-tech, oil and gas or real estate industries;

            (ii) the Obligor is a legal operating entity, duly organized and validly existing under the laws of its jurisdiction of organization;

            (iii) the Obligor is not the subject of any Insolvency Event;

            (iv) the Obligor is not an Affiliate of any of the parties hereto;

            (v) the Obligor is not the Obligor of any Loan, any payment or portion thereof is more than 30 days Delinquent or any Charged-Off Loans;

            (vi)  the Obligor is not a Governmental Authority;

            (vii) the Obligor is in compliance with all material terms and conditions of its Loan Documents;

            (viii) the Obligor's principal office and any Related Property are located in (i) the United States or any other country or territory of the United States, or (ii) any country approved by the Deal Agent upon receipt and review of satisfactory legal due diligence, Rating Agency discussions and credit approval; and

            (ix) the Obligor has an Eligible Risk Rating and was approved according to the Originator's Credit and Collection Policies.

      Eligible Risk Rating: As of any date of determination, with respect to a designated Loan or Obligor, a risk rating of "4.0" or better as determined or should have been determined by the Servicer in accordance with the Credit and Collection Policies or as designated by the Originator.

         Environmental Laws: Any and all foreign, federal, state and local laws, statutes, ordinances, rules, regulations, permits, licenses, approvals, interpretations and orders of courts or Governmental Authorities, relating to the protection of human health or the environment, including, but not limited to, requirements pertaining to the manufacture, processing, distribution, use, treatment, storage, disposal, transportation, handling, reporting, licensing, permitting, investigation or remediation of hazardous materials. Environmental Laws include, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. Section 9601 et seq.), the Hazardous Material Transportation Act (49 U.S.C. Section 331 et seq.), the Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. Section 1251 et seq.), the Clean Air Act (42 U.S.C. Section 7401 et seq.), the Toxic Substances Control Act (15 U.S.C.
Section 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. Section 300, et seq.), the Environmental Protection Agency's regulations relating to underground storage tanks (40 C.F.R. Parts 280 and 281), and the Occupational Safety and Health Act (29 U.S.C. 651 et seq.), and the rules and regulations thereunder, each as amended or supplemented from time to time.

      Equipment Buyer Program Loan: A loan originated under FIB's equipment buyer program.

      ERISA: The U.S. Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

      ERISA Affiliate: (a) Any corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Seller; (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Seller; or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Seller, any corporation described in clause (a) above or any trade or business described in clause (b) above.

      Eurodollar Disruption Event: The occurrence of any of the following: (a) a determination by a Purchaser that it would be contrary to law or to the directive of any central bank or other governmental authority (whether or not having the force of law) to obtain United States dollars in the London interbank market to make, fund or maintain any Purchase, (b) the failure of one or more of the Reference Banks to furnish timely information for purposes of determining the Adjusted Eurodollar Rate, (c) a determination by a Purchaser that the rate at which deposits of United States dollars are being offered to such Purchaser in the London interbank market does not accurately reflect the cost to such Purchaser of making, funding or maintaining any Purchase or (d) the inability of a Purchaser to obtain United States dollars in the London interbank market to make, fund or maintain any Purchase.

      Eurodollar Reserve Percentage: For any day, that percentage (expressed as a decimal) which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System (or any successor), as such regulation may be amended from time to time or any successor regulation, as the reserve requirement (including, without limitation, any basic, supplemental, emergency, special, or marginal reserves) applicable with respect to Eurocurrency Liabilities as that term is defined in Regulation D (or against any other category of liabilities that includes deposits by reference to which the LIBOR Rate is determined), whether or not the Purchasers have any Eurocurrency Liabilities subject to such reserve requirement at that time. All Capital whose Yield is computed by reference to the Adjusted Eurodollar Rate shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed subject to reserve requirements without benefits of credits for proration, exceptions or offsets that may be available from time to time to a Purchaser. The Adjusted Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Eurodollar Reserve Percentage.

      Ex-Im Guarantee. That guarantee no. 0079, dated as of October 3, 1995, in favor of FIB, which guarantees the Ex-Im Loans and Ex-Im 2 Loans, as such guarantee or successor guarantee may be replaced or renewed from time to time.

      Ex-Im Loan: A Loan to an Obligor that is a revolving line of credit, 90% of the Outstanding Loan Balance of which is guaranteed through the Export-Import Bank.

      Ex-Im 2 Loans: Loans to an Obligor that are either Inventory Buyer Program Loans or Equipment Buyer Program Loans, a portion of the Outstanding Balance of which is insured or guaranteed through the Export-Import Bank.

      Ex-Im Policy: Those certain policies in favor of FIB that insure the Ex-Im 2 Loans, as such policy or successor policy may be replaced or renewed from time to time, so long as the Deal Agent, as agent for the Secured Parties, is (i) named as loss payee or as an additional insured, on such policy and on such renewal or replacement policy or (ii) otherwise satisfied that the Ex-Im Policy inures to its benefit.

      Export-Import Bank: The Export-Import Bank of the United States.

      FDIC: Federal Deposit Insurance Corporation or any successor thereto.

      FDIC Action: The entering into with, or issuance by, the FDIC of a memorandum of understanding or any similar or more severe enforcement action that has a Material Adverse Effect with respect to the Originator or any Affiliate thereof; provided, that, the determination of whether a memorandum of understanding or any more severe enforcement action has a Material Adverse Effect, or whether an enforcement action is more severe than a memorandum of understanding, shall be made by the Deal Agent (in its reasonable discretion).

      Federal Funds Rate: For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the federal funds rates as quoted by First Union and confirmed in Federal Reserve Board Statistical Release H.15(519) or any successor or substitute publication selected by First Union (or, if such day is not a Business Day, for the preceding Business Day), or, if, for any reason, such rate is not available on any day, the rate determined, in the sole opinion of First Union, to be the rate at which federal funds are being offered for sale in the national federal funds market at 9:00 A.M. Charlotte, North Carolina time.

      Fee Letter: The Fee Letter, dated as of March 29, 2001, among the Seller, the Servicer and the Deal Agent, as such letter may be amended, modified, waived, supplemented or restated from time to time.

      FIB Existing Account: Account No. 2005 maintained at FIB for the purpose of receiving Collections.

      FNBNE Funding Corp. Loan Purchase and Servicing Agreement: That certain Second Amended and Restated Loan Purchase and Servicing Agreement, dated as of March 29, 2001, by and among FNBNE Funding Corp., as seller, First International Bank, as servicer, the Investors named therein, Variable Funding Capital Corporation, as a purchaser, First Union Securities, Inc., as deal agent, First Union National Bank, as liquidity agent and as registrar, and HSBC Bank USA, as collateral custodian and backup servicer, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

      First Union: First Union National Bank, in its individual capacity, and its successors or assigns.

      Fixed Period: (a) With respect to the first Payment Date, the period from and including the Closing Date to but excluding such first Payment Date and (b) with respect to any subsequent Payment Date, the period from and including the previous Payment Date to but excluding such subsequent Payment Date.

      GAAP: Generally accepted accounting principles as in effect from time to time in the United States.

      Governmental Authority: Any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person.

      H.15: Federal Reserve Statistical Release H.15.

      Hedge Breakage Costs: For any Hedge Transaction, any amount payable by the Seller for the early termination of that Hedge Transaction or any portion thereof.

      Hedge Counterparty: Any entity which (a) on the date of entering into any Hedge Transaction (i) is an interest rate swap dealer that is either a Purchaser or an Affiliate of a Purchaser, or has been approved in writing by the Deal Agent (which approval shall not be unreasonably withheld), and (ii) has a long-term unsecured debt rating of not less than "A" by S&P and not less than "A-2" by Moody's ("Long-term Rating Requirement") and a short-term unsecured debt rating of not less than "A-1" by S&P and not less than "P-1" by Moody's ("Short-term Rating Requirement"), and (b) in a Hedging Agreement (i) consents to the assignment of the Seller's rights under the Hedging Agreement to the Deal Agent pursuant to Section 5.4(a) and (ii) agrees that in the event that Moody's or S&P reduces its long-term unsecured debt rating below the Long-term Rating Requirement, it shall transfer its rights and obligations under each Hedging Transaction to another entity that meets the requirements of clause (a) and (b) hereof and has entered onto a Hedging Agreement with the Seller on or prior to the date of such transfer.

      Hedge Notional Amount: For any Purchase, the aggregate notional amount in effect on any day under all Hedge Transactions entered into pursuant to Section 5.4(a) for that Purchase.

      Hedge Transaction: Each interest rate swap transaction between the Seller and a Hedge Counterparty which is entered into pursuant to Section 5.4(a) and is governed by a Hedging Agreement.

      Hedging Agreement: Each agreement between the Seller and a Hedge Counterparty which governs one or more Hedge Transactions entered into pursuant to Section 5.4, which agreement shall consist of a "Master Agreement" in a form published by the International Swaps and Derivatives Association, Inc., together with a "Schedule" thereto substantially in the form of Exhibit I hereto or such other form as the Deal Agent shall approve in writing, and each "Confirmation" thereunder confirming the specific terms of each such Hedge Transaction.

         Increased Costs: Any amounts required to be paid by the Seller to an Affected Party pursuant to Section 2.14.

         Incremental Purchase: Any Purchase that increases the aggregate outstanding Capital hereunder.

         Indebtedness: With respect to any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current liabilities incurred in the ordinary course of business and payable in accordance with customary trade practices) or which is evidenced by a note, bond, debenture or similar instrument, (b) all obligations of such Person under capital leases, (c) all obligations of such Person in respect of acceptances issued or created for the account of such Person, (d) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof, and (e) all indebtedness, obligations or liabilities of that Person in respect of Derivatives.

         Indemnified Amounts: As defined in Section 8.1.

         Indemnified Party: As defined in Section 8.1.

         Indenture: The Indenture, dated as of March 1, 2001, between FIB Funding Trust II and HSBC Bank USA, as indenture trustee.

         Industry: The industry of an Obligor as determined by reference to the four digit standard industry classification codes.

         Insolvency Event: With respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable Insolvency Law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable Insolvency Law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         Insolvency Laws: The Bankruptcy Code of the United States and all other applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, receivership, insolvency, reorganization, suspension of payments, or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

         Insolvency Proceeding: Any case, action or proceeding before any court or Governmental Authority relating to any Insolvency Event.

         Insurance Policy: With respect to any Loan included in the Asset Pool, an insurance policy covering physical damage to or loss to any assets or Related Property of the Obligor securing such Loan.

         Insurance Proceeds: Any amounts payable or any payments made, to the Servicer under any Insurance Policy.

         Interest Collections: Any and all amounts received in respect of any interest, fees or other similar charges on a Loan from or on behalf of any Obligors that are deposited into the Collection Account, or received by the Servicer, Originator, or Seller in respect of Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment (net of any payment owed by the Seller to, and including any receipts from, any Hedge Counterparties).

         Inventory Buyer Program Loan: A loan originated under FIB's inventory buyer program.

         Investment: With respect to any Person, any direct or indirect loan, advance or investment by such Person in any other Person, whether by means of share purchase, capital contribution, loan or otherwise, excluding the acquisition of assets pursuant to the Purchase Agreement and excluding commission, travel and similar advances to officers, employees and directors made in the ordinary course of business.

         Issuer: VFCC and any other Investor whose principal business consists of issuing commercial paper or other securities to fund its acquisition and maintenance of receivables, accounts, instruments, chattel paper, general intangibles and other similar Assets.

         Jurisdiction: Delaware and Connecticut.

         LIBOR Rate: For any day during any Fixed Period and any Asset Interest, an interest rate per annum equal to: (a) to the extent that the relevant Purchaser is VFCC and it has funded the acquisition of, or maintenance of its investment in, the applicable Asset Interest through the issuance of Commercial Paper Notes: (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Fixed Period; or (ii) if no such rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day; and (b) in all other cases: (i) the posted rate for 30-day deposits in United States Dollars appearing on Telerate page 3750 as of 11:00 a.m. (London time) on the Business Day which is the second Business Day immediately preceding the first day of the applicable Fixed Period; or (ii) if no such rate appears on Telerate page 3750 at such time and day, then the LIBOR Rate shall be determined by First Union at its principal office in Charlotte, North Carolina as its rate (each such determination, absent manifest error, to be conclusive and binding on all parties hereto and their assignees) at which 30-day deposits in United States Dollars are being, have been, or would be offered or quoted by First Union to major banks in the applicable interbank market for Eurodollar deposits at or about 11:00 a.m. (Charlotte, North Carolina time) on such day.

         Lien: With respect to any Asset, (a) any mortgage, lien, pledge, charge security interest or encumbrance of any kind in respect of such Asset or (b) the interest of a vendor or lessor under any conditional sale agreement, financing lease or other title retention agreement relating to such Asset.

         Liquidation Expenses: With respect to any Defaulted Loan, the aggregate amount of all out-of pocket expenses reasonably incurred by the Servicer (including amounts paid to any subservicer) in connection with the repossession, refurbishing and disposition of any related assets securing such Loan including the attempted collection of any amount owing pursuant to such Loan.

         Liquidity Bank: Each liquidity bank that is a party to the Liquidity Purchase Agreement.

         Liquidity Purchase Agreement: The Liquidity Purchase Agreement, dated as of March 29, 2001, among VFCC, the Deal Agent, the Liquidity Agent, and First Union, as an investor, and each other liquidity bank a party thereto, as such agreement may be amended, modified, waived, supplemented or restated from time to time.

         Loan: A secured commercial loan arising from the extension of credit to an Obligor by the Originator or one of its subsidiaries in the ordinary course of the Originator's business including, without limitation, all Commercial Loans, all Ex-Im Loans, which loans are secured by accounts receivable, inventory, machinery and equipment or real property or all Ex-Im 2 Loans that are not secured; and such term further includes all monies due or owing and all Interest Collections, Principal Collections and other amounts received from time to time with respect to such loan receivable and all Proceeds.

         Loan Document: With respect to any Loan, (i) the related original promissory note, (ii) any related loan agreement, (iii) any security agreement,
(iv) where real property serves as the primary Collateral for the Loan, the mortgage, if any, related thereto, (v) any assignment of leases, and (vi) any other documents, instruments, certificates or assignments (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Loan and related promissory note, including, without limitation, general or limited guaranties, and any power of attorney; provided, however, any "Loan Document" related solely and exclusively to any Retained Interest shall be excluded from the foregoing definition.

         Lock-Box: A post office box to which Collections are remitted for retrieval by a Lock-Box Bank and deposited by such Lock-Box Bank into a Lock-Box Account.

         Lock-Box Account: An account, to be established within five (5) Business Days of a request by the Deal Agent pursuant to Section 5.2(u), for the purpose of receiving Collections at a bank or other financial institution which has executed a Lock-Box Notice for the purpose of receiving Collections, but specifically excluding the FIB Existing Account.

         Lock-Box Bank: Any of the banks or other financial institutions holding one or more Lock-Box Accounts.

         Lock-Box Notice: A notice, in substantially the form of Exhibit B, among the Seller, the Originator (if applicable) and a Lock-Box Bank.

         Material Adverse Effect: With respect to any memorandum of understanding with the FDIC or any similar or more severe enforcement action taken by the FDIC, means a material adverse effect on (a) the ability of the Originator or any Affiliate to conduct its business in the manner that it conducted business before the date of such memorandum of understanding or enforcement action, (b) the capitalization of the Originator, provided, that, no memorandum of understanding or enforcement action will be deemed to have a material adverse effect on the Originator's capitalization if and for so long as the Originator remains in compliance with any operational and/or capitalization agreement or plan prepared in connection with such memorandum of understanding or other enforcement action, (c) the validity, enforceability or collectibility of the Agreement or any other Transaction Document, or the validity enforceability or collectibility of the Assets generally or any material portion of the Assets, (d) the rights and remedies of the Deal Agent and the Secured Parties, (e) the ability of the Seller, the Servicer, the Backup Servicer, or the Collateral Custodian to perform its respective obligations under the Agreement or any Transaction Document, or (f) the status, existence, perfection, priority or enforceability of the Secured Parties' interest in the Assets.

         Minimum Net Portfolio Yield: 2.0%.

         Monthly Report: As defined in Section 6.15(a).

         Moody's: Moody's Investors Service, Inc., and any successor thereto.

         Multiemployer Plan: A "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding five years contributed to by the Seller or any ERISA Affiliate on behalf of its employees.

         Net Loss Ratio: For any Collection Period, the product of (a) the percentage equivalent of a fraction, the numerator which is the Outstanding Loan Balance of Charged-Off Loans during such Collection Period, and the denominator of which is the Aggregate Outstanding Loan Balance at the end of such Collection Period and (b) 12.

         Net Portfolio Yield: For any Fixed Period, the difference between the Portfolio Yield for such Fixed Period and the Yield for such Fixed Period.

         Note Register: Defined in Section 2.18(c).

         Notice of Sale: A notice, substantially in the form of Exhibit A hereto, delivered pursuant to Section 2.2.

         Obligor: With respect to any Loan, the Person or Persons obligated to make payments pursuant to the respective Loan Documents, including any guarantor thereof (but not including Export-Import Bank). For purposes of calculating any of the concentration and mix criteria set forth on Schedule II, all Loans in the Asset Pool or to be transferred to the Asset Pool, the Obligor of which is an Affiliate of another Obligor, shall be aggregated with all Loans of such other Obligor. For example, if Obligor A is an Affiliate of Obligor B, and the sum of the Outstanding Loan Balances of all of Obligor A's Loans in the Asset Pool constitutes 5% of the Aggregate Outstanding Loan Balance, and the sum of the Outstanding Loan Balances of all of Obligor B's Loans in the Asset Pool constitutes 5% of the Aggregate Outstanding Loan Balance, then the Obligor concentration for Obligor A would be 10% and the Obligor concentration for Obligor B would also be 10%.

         Officer's Certificate: A certificate signed by any officer of the Seller or the Servicer, as the case may be, and delivered to the Deal Agent.

         Officer's Certificate as to Solvency: A certificate signed by any officer of the Seller or FIB, as the case may be, and delivered to the Deal Agent in the form of Exhibits J-1 and J-2 attached hereto.

         Officer's Closing Certificate: A certificate signed by any officer of the Seller or FIB, as the case may be, and delivered to the Deal Agent in the form of Exhibits K-1 and K-2.

         Opinion of Counsel: A written opinion of counsel, who may be counsel for the Seller or the Servicer and who shall be reasonably acceptable to the Deal Agent.

         Originator: FIB.

         Originator Assets: Any Asset that was transferred to the Seller by the Originator.

         Outstanding Loan Balance: With respect to any Loan, the then outstanding principal balance thereof.

         Paying Agent: First International Bank as the Servicer and any Successor Servicer.

         Payment Date: The twenty-first (21st) day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing on April 21, 2001.

         Permitted Investments: Any one or more of the following types of investments:

                  (a) marketable obligations of the United States, the full and timely payment of which are backed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

                  (b) marketable obligations, the full and timely payment of which are directly and fully guaranteed by the full faith and credit of the United States and which have a maturity of not more than 270 days from the date of acquisition;

                  (c) bankers' acceptances and certificates of deposit and other interest-bearing obligations (in each case having a maturity of not more than 270 days from the date of acquisition) denominated in dollars and issued by any bank with capital, surplus and undivided profits aggregating at least $100,000,000, the short-term obligations of which are rated A-1 by S&P and P-1 by Moody's;

                  (d) repurchase obligations with a term of not more than ten days for underlying securities of the types described in clauses (a),
         (b) and (c) above entered into with any bank of the type described in clause (c) above;

                  (e) commercial paper rated at least A-1 by S&P and P-1 by Moody's; and,

                  (f) demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States or any state thereof (or domestic branches of any foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however that at the time such investment, or the commitment to make such investment, is entered into, the short-term debt rating of such depository institution or trust company shall be at least A-1 by S&P and P-1 by Moody's.

         Permitted Liens: Liens in favor of the Deal Agent as agent for the Secured Parties created pursuant to this Agreement.

         Permitted Securitization Transaction: Any (a) financing transaction undertaken by the Seller or an Affiliate of the Seller that is secured, directly or indirectly, by the Assets or any portion thereof or any interest therein, and
(b) any securitization, including any sale, lease, whole loan sale, asset securitization, secured loan or other transfer, to the extent approved in writing by the Deal Agent in its sole discretion.

         Person: An individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, sole proprietorship, joint venture, government (or any agency or political subdivision thereof) or other entity.

         Pool Assets: On any day any and all Assets in the Asset Pool.

         Portfolio Rate: On any day, with respect to any Collection Period, the annualized percentage equivalent of a fraction, the numerator of which is equal to all Interest Collections deposited in the Collection Account for such Collection Period, and the denominator of which is equal to the Capital of the last day of such Collection Period.

         Portfolio Yield: As of any date of determination, the excess, if any, of (a) the Rolling Three Month Portfolio Rate on such day over (b) the Yield Rate plus the Program Fee for such day.

         Power of Attorney: A power of attorney signed by any officer of the Seller in the form of Exhibit L hereto.

         Prepaid Loan: Other than Commercial Lines of Credit which may be prepaid but for which the commitment to make advances thereunder is still in effect, any Loan that has terminated or been prepaid in full prior to its scheduled maturity date (including because of a Casualty Loss), other than a Defaulted Loan.

         Prime Rate: The rate announced by First Union from time to time as its prime rate in the United States, such rate to change as and when such designated rate changes. The Prime Rate is not intended to be the lowest rate of interest charged by First Union in connection with extensions of credit to debtors.

         Principal Collections: Any and all amounts received in respect of any principal due and payable under any Loan from or on behalf of Obligors that are deposited into the Collection Account, or received by the Servicer, Originator, or Seller in respect of Loans, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

         Proceeds: With respect to any Pool Asset, whatever is receivable or received when such Pool Asset is sold, collected, liquidated, foreclosed, exchanged, or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes all rights to payment with respect to any insurance relating to such Pool Asset.

         Program Fee: As defined in the Section 2.13(b).

         Purchase: A purchase by a Purchaser of an undivided interest in the Assets from the Seller pursuant to Article II, including a reinvestment under Clause TENTH of Section 2.7.

         Purchase Agreement: The Purchase and Sale Agreement dated as of the Closing Date between the Originator and the Seller, as amended, modified, supplemented or restated from time to time.

         Purchase Date: The Closing Date (or, if a Purchase is not made on the Closing Date, then the date of the initial Purchase after the Closing Date), and as to any Incremental Purchase, any Business Day that is (i) at least one (1) calendar week following the immediately preceding Purchase Date and (ii) five
(5) Business Days immediately following the receipt by the Deal

Agent of a written request by the Seller to sell an Asset Interest, such notice to be in the form of Exhibit A hereto.

         Purchase Limit: At any time, $120,000,000, minus the amount of "Capital" (as such term is defined in the FNBNE Funding Corp. Loan Purchase and Servicing Agreement) outstanding to VFCC and the "Investors" (as such term is defined in the FNBNE Funding Corp. Loan Purchase and Servicing Agreement) under the FNBNE Funding Corp. Loan Purchase and Servicing Agreement on such date; provided, that, on or after the Termination Date, the Purchase Limit shall mean the aggregate outstanding Capital.

         Purchase Rate: (i) With respect to Commercial Loans, 85%, (ii) with respect to Ex-Im Loans, 100% of the guaranteed portion of the Outstanding Loan Balance of such Ex-Im Loans which is guaranteed through the Export-Import Bank and (iii) with respect to Ex-Im 2 Loans, 100% of the guaranteed or insured portion of the Outstanding Loan Balance of such Ex-Im 2 Loans that is guaranteed or insured through the Export-Import Bank.

         Purchasers: Collectively, VFCC, First Union, and the Investors and any other Person that agrees, pursuant to the pertinent Assignment and Acceptance, to purchase an Asset Interest pursuant to this Agreement.

         Put Option: As defined in Section 2.17.

         Put Option Date Certificate: A certificate duly executed and delivered by the Seller pursuant to Section 2.17(a)(iv).

         Put Option Purchase Date: As defined in Section 2.17.

         Qualified Institution: As defined in Section 6.4(d).

         Rating Agency: Each of S&P, Moody's and any other rating agency that has been requested to issue a rating with respect to the commercial paper notes issued by the Issuer.

         Recoveries: With respect to a Defaulted Loan, proceeds from the sale of the Related Property, proceeds of any related Insurance Policy and any other recoveries with respect to such Defaulted Loan and the related Equipment and related property, and other amounts representing late fees and penalties net of Liquidation Expenses and amounts, if any, so received that are required to be refunded to the Obligor on such Loan.

         Records: With respect to any Loans, all documents, books, records and other information (including without limitation, computer programs, tapes, disks, punch cards, data processing software and related property and rights) maintained with respect to any Pool Asset and the related Obligors, other than the Loan Documents; provided, however, any "Records" related solely and exclusively to any Retained Interest shall be excluded from the foregoing definition.

         Register: As defined in Section 10.1(c).

         Registrar: First Union, not in its individual capacity but solely as Registrar, its successor or successors in interest and any Person which at any time may be selected by the Seller upon the resignation of First Union to act as Registrar.

         Related Property: With respect to a Loan, any property or other assets of the Obligor thereunder pledged as collateral to the Originator to secure such Loan.

         Replaced Loan: As defined in Section 2.9.

         Reporting Date: The date which is two Business Days prior to each Payment Date.

         Required Investors: At a particular time, Investors with Commitments equal to or in excess of 66 2/3 % of the Purchase Limit.

         Required Loan Documents: The documents described in clause (i), (ii),
(iii) and (iv) of the definition of Loan Document.

         Required Reports: Collectively, the Monthly Report, the Servicer's Certificate and the financial statements of the Servicer required to be delivered to the Deal Agent pursuant to Section 6.12(c) hereof.

         Requirements of Law: For any Person or property of such Person, shall mean the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person or property of such Person, and any law, treaty, rule or regulation, or order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or property of such Person, or to which such Person or property of such Person, is subject, whether Federal, state or local (including, without limitation, usury laws, the Federal Truth in Lending Act, and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

         Reserve Percentage: The percentage that is 100% minus the applicable Purchase Rate.

         Reserves: As to any Asset Interest on any day, an amount equal to the Reserve Percentage multiplied by the Capital of such Asset Interest as of the close of business of the Collateral Custodian on such day.

         Responsible Officer: As to any Person, any officer of such Person with direct responsibility for the administration of this Agreement and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         Retained Advances: Advances and loans made by the Originator to the Obligor under any Revolving Loan and not sold to the Seller under the Purchase Agreement including interest thereon and fees with respect thereto.

         Retained Interest: With respect to any Revolving Loan that does not provide by its terms that any funding thereunder is in the Originator's sole and absolute discretion, (i) all of the obligations, if any, to provide additional funding, letters of credit, or other financing, products or services with respect to such Revolving Loan, and (ii) any Retained Advances.

         Retransfer Amount: As defined in Section 5.6.

         Retransfer Date: As defined in Section 5.6.

         Revolving Loan: Any Transferred Loan that is not a Commercial Term Loan or contains an unfunded commitment on the part of the Originator to advance additional funds to the Obligor thereof.

         Revolving Period: The period commencing on the Closing Date and ending on the day immediately preceding the Termination Date.

         Rolling Three-Month Portfolio Rate: For any day, the percentage equivalent of a fraction the numerator of which is equal to the sum of the three
(3) most recent Portfolio Rates and the denominator of which is equal to three
(3).

         S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and any successor thereto.

         Scheduled Payment: With respect to a date on which a payment is due under a Loan, the periodic payment (exclusive of any amounts in respect of insurance or taxes and reflecting any adjustment for any partial prepayment) set forth in the applicable Loan Documents as due from the Obligor.

         Secured Party: (i) Each Purchaser and (ii) each Hedge Counterparty that is either a Purchaser or an Affiliate of a Purchaser if that Affiliate executes a counterpart of this Agreement agreeing to be bound by the terms of this Agreement applicable to a Secured Party.

         Securitization: A disposition of Loans in one or a series of structured finance securitization transactions.

         Seller: Defined in the preamble to the Agreement.

         Servicer: FIB and its permitted successors and assigns.

         Servicer Advance: An advance of Scheduled Payments made by the Servicer pursuant to Section 6.5.

         Servicer Assignee: As defined in Section 6.19.

         Servicer Termination Event: As defined in Section 6.23.

         Servicer's Certificate: As defined in Section 6.12(b).

         Servicing Duties: As defined in Section 6.1.

         Servicing Fee: As defined in Section 2.13(c).

         Servicing Fee Rate: As defined in the Fee Letter.

         Servicing Records: All documents, books, records and other information (including, without limitation, computer programs, tapes, disks, data processing software and related property rights) prepared and maintained by the Servicer with respect to the Loans and the related Obligors.

         Solvent: As to any Person at any time, having a state of affairs such that all of the following conditions are met: (a) the fair value of the property owned by such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the property owned by such Person in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in a business or a transaction, for which such Person's property would constitute unreasonably small capital.

         Structured Note: Defined in Section 2.8.

         Structuring Fee: The structuring fee agreed to between the Seller and the Deal Agent in the Fee Letter.

         Substitute Loan: As defined in Section 2.9.

         Successor Servicer: As defined in Section 6.27(a).

         Taxes: Any present or future taxes levies, imposts, duties, charges, assessments or fees of any nature (including interest, penalties, and additions thereto) that are imposed by any Government Authority.

         Termination Date: The earliest to occur of (a) the date of the occurrence of an Early Amortization Event pursuant to Section 7.1, (b) the Commitment Termination Date, (c) the termination of the Purchase Limit pursuant to Section 2.3, and (d) the occurrence of an Insolvency Event with respect to either FIB or the Seller.

         Termination Notice: As defined in Section 6.26.

         Transaction: As defined in Section 3.2.

         Transaction Documents: This Agreement, the Purchase Agreement, the Liquidity Purchase Agreement, the Hedge Agreement, the Structured Note, the Fee Letter, the Backup Servicer and Collateral Custodian Fee Letter, the Lockbox Notices Agreement, any UCC financing statements filed pursuant to the terms of this Agreement, and any additional document the execution of which is necessary or incidental to carrying out the terms of the foregoing documents.

         Transferred Loans: Each Loan that is sold by the Originator to the Seller under the Purchase Agreement.

         Trigger Event: Any of the Early Amortization Events described in clauses (n), (o), (p) and (u) of Section 7.1, without regard to any applicable cure period.

         UCC: The Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

         United States: The United States of America.

         Unmatured Early Amortization Event: Any event that, with the giving of notice or lapse of time, or both, would become an Early Amortization Event.

         Unreimbursed Servicer Advances: At any time, the amount of all previous Servicer Advances (or portions thereof) as to which the Servicer has not been reimbursed as of such time pursuant to Section 2.7 and which the Servicer has determined in its sole discretion will not be recoverable from Collections with respect to the related Loan.

         Warranty Event: As to any Loan included as part of the Asset Pool, the occurrence and continuance of a material breach of any representation or warranty relating to such Loan and such breach is not cured within the relevant cure period.

         Yield: For each Asset Interest for any Fixed Period, the sum of the products (for each day during such Fixed Period) of:

                    YR x C x  1
                             ---
                              D

         where:

         C   =    the Capital of such Asset Interest,

         YR  =    the Yield Rate applicable on such day; and

         D   =    360 or, to the extent the Yield Rate is based on the Base
                  Rate, 365 or 366, as applicable.

provided, however, that (a) no provision of this Agreement shall require the payment or permit the collection of Yield in excess of the maximum permitted by Requirements of Law and (b) Yield shall not be considered paid by any distribution if at any time such distribution is rescinded or must otherwise be returned for any reason.

         Yield Rate: For any Fixed Period and for each Asset Interest purchased by a Purchaser for each day during such Fixed Period: (a) to the extent the Purchaser is VFCC and it has funded the applicable Asset Interest through the issuance of commercial paper notes, a rate equal to the sum of the applicable Adjusted Eurodollar Rate for such Fixed Period and the Cost of Funds Adjusted (if any) for such Fixed Period; or (b) to the extent the relevant Purchaser did not fund the applicable Asset Interest through the issuance of commercial paper, a rate equal to the Alternative Rate for any Asset Interest that is not funded by the issuance of commercial paper on the first day of the applicable Fixed Period; provided, however, the Yield Rate shall be the Base Rate for any Fixed Period for any Asset Interest as to which the related Purchaser has funded the acquisition or maintenance thereof by a sale of a interest therein to any Liquidity Bank under the Liquidity Agreement on any day other than the first day of such Fixed Period.

         SECTION 1.2 OTHER TERMS.

         All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All terms used in Article 9 of the UCC in the States of New York and Connecticut, as applicable, and not specifically defined herein, are used herein as defined in such Article 9.

         SECTION 1.3 COMPUTATION OF TIME PERIOD.

         Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding."

         SECTION 1.4 INTERPRETATION.

         In each Transaction Document, unless a contrary intention appears:

                  (i) the singular number includes the plural number and vice versa;

                  (ii) reference to any Person includes such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by the Transaction Documents;

                  (iii) reference to any gender includes each other gender;

                  (iv) reference to day or days without further qualification means calendar days;

                  (v) reference to any time means Charlotte, North Carolina time;

                  (vi) reference to any agreement (including any Transaction Document), document or instrument means such agreement, document or instrument as amended, supplemented or modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms of the other Transaction Documents, and reference to any promissory note that is an extension or renewal thereof or a substitute or replacement therefor; and

                  (vii) reference to any Requirements of Law means such Requirements of Law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder and reference to any section or other provision of any Requirements of Law means that provision of such Requirements of Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision.


                                   ARTICLE II

                              THE PURCHASE FACILITY

         SECTION 2.1 PURCHASES OF ASSET INTERESTS.

         (a) On the terms and conditions hereinafter set forth, the Seller may on any Purchase Date during the period from the date hereof to but not including the Termination Date, at its option, sell and assign Asset Interests to the Purchasers. The Deal Agent may act on behalf of and for the benefit of the Purchasers in this regard. VFCC may, in its sole discretion, purchase, or if VFCC shall decline to purchase, the Liquidity Agent shall purchase on behalf of the Investors, Asset Interests from time to time during the period from the date hereof to but not including the Termination Date. Under no circumstances shall any Purchaser make the initial Purchase or any Incremental Purchase if, after giving effect to such Purchase or Incremental Purchase, the aggregate Capital outstanding hereunder would exceed the lesser of (i) the Purchase Limit or (ii) the Capital Limit. Each Asset Interest purchased by any Purchaser hereunder is subject to the interests of the Hedge Counterparties under Sections 2.7(a)(i) and (x) of this Agreement.

         (b) The Seller may, within 60 days, but no later than 45 days, prior to each one year anniversary of the Closing Date, by written notice to the Deal Agent, make written request for VFCC and the Investors to extend the Commitment Termination Date for an additional period of one year following the then existing Commitment Termination Date. The Deal Agent will give prompt notice to VFCC and each of the Investors of its receipt of such request for extension of the Commitment Termination Date. VFCC and each Investor shall make a determination, in their sole discretion and after a full credit review, not less than 15 days prior to such anniversary date, as to whether or not it will agree to extend the Commitment Termination Date; provided, however, that the failure of VFCC or any Investor to make a timely response to the Seller's request for extension of the Commitment Termination Date shall be deemed to constitute a refusal by VFCC or the Investor, as the case may be, to extend the Commitment Termination Date. The Commitment Termination Date shall only be extended upon the consent of both (i) VFCC and (ii) 100% of the Investors.

         (c) Notwithstanding the foregoing Section 2.1(b), upon the proposed conversion of FIB from a regulated bank to a commercial finance company (the "Conversion"), which is otherwise subject to the provisions of this Agreement, the Commitment Termination Date shall be the date that is the earlier of (i) the date that is 364 days after the date of the Conversion, or (ii) the then Commitment Termination Date, unless the Deal Agent and 100% of the Investors, upon appropriate due diligence and credit approvals agree that the then Commitment Termination Date should not be accelerated.

         (d) Notwithstanding the foregoing Sections 2.1(b) and (c), upon the occurrence of any FDIC Action and (x) the failure of the Originator to be in compliance with the requirements of such FDIC Action on the date that is 120 days after the effective date of the FDIC Action (a "Clause (X) Failure") or (y) as to any portion of the FDIC Action that requires compliance after the end of such 120 days, the failure of the Originator to be in compliance with the requirements of such FDIC Action at or within 60 days after such compliance is required by such FDIC Action (a "Clause (Y) Failure"), the Commitment Termination Date shall be the date that is the earlier of (i) (a) with respect to a Clause (X) Failure, the date that is 120 days after the FDIC Action, or (b) with respect to a Clause (Y) Failure, the date that is 60 days after the date of the Clause (Y) Failure, and (ii) the then Commitment Termination Date, unless the Deal Agent and 100% of the Investors, upon appropriate due diligence and credit approvals agree that the then Commitment Termination Date should not be accelerated.

         SECTION 2.2 THE INITIAL PURCHASE AND INCREMENTAL PURCHASES.

         (a) Subject to the conditions described in Section 2.1, the initial Purchase and each Incremental Purchase shall be made in accordance with the procedures described in Section 2.2(b). After the Collection Date has occurred, each of the Purchasers and the Deal Agent, in accordance with their respective interests, shall assign and transfer to the Seller their respective remaining interest in Asset Interests without any representation or warranty, express or implied and without recourse of any kind.

         (b) The initial Purchase and each Incremental Purchase shall be made pursuant to the terms of a Purchase Certificate in the form of Exhibit H hereto, after receipt by the Deal Agent, on behalf of the Purchasers (with a copy to the Collateral Custodian) of a duly completed Notice of Sale no later than 5:00 p.m. (Charlotte, North Carolina time) at least two (2) business days prior to the proposed Purchase Date. Each Notice of Sale shall (i) specify the desired amount of such Purchase which amount must (a) in the case of the initial Purchase be in a minimum amount of $5,000,000, and (b) in the case of any Incremental Purchase be in an amount equal to $500,000 or an integral multiple of $10,000 in excess thereof, (ii) specify the date of such Purchase, and (iii) include a representation that all conditions precedent for a purchase described in Article III hereof have been met. Each Notice of Sale shall be irrevocable.

         (c) Following receipt of such Notice of Sale, the Deal Agent will consult with VFCC in order to assist VFCC in determining whether or not to make the Purchase. If VFCC decides in its sole discretion that it is unwilling or unable to make a proposed Purchase, the Investors will make such Purchase. On the date of such Purchase, VFCC or each Investor shall, upon satisfaction of the applicable conditions set forth in Article III, make available to the Seller in same day funds, at such bank or other location reasonably designated by Seller in its Notice of Sale given pursuant to this Section 2.2, an amount equal to the lesser of (A) the amount requested by the Seller for such Asset Interest, (B) an amount equal to the Capital Limit on such Purchase Date minus the aggregate Capital of all other Asset Interests outstanding on such Purchase Date or (C) the Purchase Limit.

         SECTION 2.3 REDUCTION OF THE PURCHASE LIMIT.

         The Seller may, upon at least five Business Days' notice to the Deal Agent, terminate in whole or reduce in part the portion of the Purchase Limit that exceeds the sum of the aggregate Capital and Yield accrued and to accrue thereon, and the Commitments of the Investors shall be reduced proportionately; provided, however, that each partial reduction of the Purchase Limit shall be in an aggregate amount equal to $1,000,000 or an integral multiple of $100,000 in excess thereof. Each notice of reduction or termination pursuant to this Section
2.3 shall be irrevocable.

         SECTION 2.4 DETERMINATION OF YIELD.

         The Deal Agent shall initially determine the Yield Rate and the Yield (including unpaid Yield, if any, due and payable on a prior Payment Date) to be paid by the Seller with respect to each Asset Interest on each Payment Date for the related Fixed Period and shall advise the Servicer thereof on the third Business Day prior to such Payment Date. Prior to the next succeeding Payment Date, the Deal Agent shall redetermine the Yield Rate and Yield (including unpaid Yield, if any, due and payable on a prior Payment Date) for the prior Fixed Period and the difference, if any, between (i) the Yield Rate and Yield as initially determined for such Fixed Period and (ii) the Yield Rate and Yield as redetermined on the Payment Date for such Fixed Period. The amount owed in respect of the Yield for the next succeeding Fixed Period, as initially determined by the Deal Agent, shall be either increased or decreased, if necessary and as appropriate, to reflect such difference in the Yield for the most recently completed Fixed Period.

         SECTION 2.5 PERCENTAGE EVIDENCED BY ASSET INTEREST.

         The variable percentage represented by an Asset Interest shall be initially computed on its date of purchase. Thereafter, until the Termination Date, each Asset Interest shall be automatically recomputed (or deemed to be recomputed) on each day prior to the Termination Date. The variable percentage represented by an Asset Interest as computed (or deemed recomputed) as of the close of business on the day immediately preceding the Termination Date shall remain constant at all times after the Termination Date. The variable percentage represented by the Asset Interest shall become zero when its Capital and Yield has been paid in full.

         SECTION 2.6 DIVIDING OR COMBINING ASSET INTERESTS.

         The Deal Agent may, with the consent of a Purchaser, take any of the following actions at the end of such Fixed Period with respect to any Asset
Interest: (i) divide the Asset Interest owned by such Purchaser into two or more portions of Asset Interests having aggregate Capital equal to the Capital of such divided Asset Interest, (ii) combine one portion of an Asset Interest of such Purchaser with another portion of an Asset Interest of such Purchaser with a Fixed Period ending on the same day, creating a new portion of an Asset Interest having Capital equal to the Capital of the two portions of Asset Interest combined or (iii) combine the Asset Interest of such Purchaser with the Asset Interest to be purchased on such day by such Purchaser, creating a new Asset Interest having Capital equal to the Capital of the two Asset Interests combined; provided, that an Asset Interest of VFCC may not be combined with an Asset Interest of the Investors.

         SECTION 2.7 SETTLEMENT PROCEDURES.

         (a) On each Payment Date, the Servicer shall pay to the following Persons, from (i) the Collection Account, to the extent of available funds including interest earnings on the Collection Account, (ii) a Servicer Advance if made or required pursuant to Section 6.5, and (iii) amounts received in respect of any Hedge Agreement during the applicable Collection Period (the sum of such amounts described in clauses (i), (ii) and (iii) being the "Available Collections") the following amounts in the following order of priority:

                           (A) FIRST, pro rata to each Hedge Counterparty, any
                  amounts, including any Hedge Breakage Costs, owing that Hedge Counterparty under its respective Hedging Agreement in respect of any Hedge Transaction(s) (other than payments in respect of Termination of any Hedging Agreement), for the payment thereof;

                           (B) SECOND, to the Servicer, but only out of proceeds
                  on the Ex-Im Policy or Ex-Im Guarantee that were paid with respect to such Ex-Im Loans or Ex-Im 2 Loans, as applicable, in an amount equal to any Unreimbursed Servicer Advances with respect to such Ex-Im Loans or Ex-Im 2 Loans, as applicable, for the payment thereof;

                           (C) THIRD, to the Servicer, but only out of Interest
                  Collections, in an amount equal to any Unreimbursed Servicer Advances, for the payment thereof;

                           (D) FOURTH, to the Servicer, in an amount equal to
                  its accrued and unpaid Servicing Fees to the end of the preceding Collection Period;

                           (E) FIFTH, to the extent not paid for by FIB, to the
                  Backup Servicer, in an amount equal to any accrued and unpaid Backup Servicer Fee, for the payment thereof;

                           (F) SIXTH, to the extent not paid for by FIB, to the
                  Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fee, for the payment thereof;

                           (G) SEVENTH, to the Deal Agent for the ratable
                  payment to each Purchaser, in an amount equal to any accrued and unpaid Yield and Breakage Costs for such Payment Date;

                           (H) EIGHTH, to the Deal Agent for the ratable payment
                  to each Purchaser in an amount equal (I) to the extent not paid by FIB, to any accrued and unpaid Commitment Fees and
                  (II) to any accrued and unpaid Program Fees;

                           (I) NINTH, to the Deal Agent, in the amount of unpaid
                  Increased Costs and/or Taxes, for payment to the Purchasers in respect thereof;

                           (J) TENTH, to the extent that funds are available,
                  any remaining amounts may be reinvested in Eligible Loans; provided, however, that if the aggregate Capital exceeds the lesser of (i) the Capital Limit or (ii) the Purchase Limit, an amount equal to such excess shall be paid to the Deal Agent to pay down Capital outstanding;

                           (K) ELEVENTH, pro rata to each Hedge Counterparty,
                  any amounts owing that Hedge Counterparty under its respective Hedging Agreement in respect of the termination of such Hedging Agreement;

                           (L) TWELFTH, to the extent funds are available to
                  satisfy any unpaid Indemnified Amounts, amounts required to be paid by the Seller pursuant to the indemnification provisions of Section 8.1 and any other amounts due hereunder; and

                           (M) THIRTEENTH, (A) if such Payment Date occurs
                  during the Revolving Period, any remaining amount shall be distributed to the Seller, and (B) if such Payment Date occurs during the Amortization Period, to the Deal Agent in reduction of the outstanding Capital to zero and the payment in full of the Aggregate Unpaids.

         (b) On each Business Day during the Revolving Period, the Servicer may, to the extent of any Principal Collections on deposit in the Collection Account as of the last day of the related Collection Period, use such funds toward the Purchase of Eligible Loans pursuant to item TENTH in subsection (a) above.

         (c) Notwithstanding anything to the contrary contained in this Section
2.7 or any other provision in this Agreement, if on any Business Day during the Revolving Period the aggregate outstanding amount of Capital shall exceed the lesser of (i) the Purchase Limit or (ii) the Capital Limit, then the Seller shall remit to the Deal Agent, prior to any reinvestment of funds as set forth in item TENTH of Section 2.7(a) and in any event no later than the close of business of the Deal Agent on the next succeeding Business Day, a payment (to be applied by the Deal Agent to outstanding Capital) in such amount as may be necessary to reduce outstanding Capital to an amount less than or equal to the lesser of (i) the Purchase Limit or (ii) the Capital Limit.

         (d) On each Business Day occurring during the Amortization Period, all Principal Collections on deposit in the Collection Account as of such Business Day shall be paid to the Deal Agent in reduction, to zero, of the outstanding Capital and repayment in full of the Aggregate Unpaids.

         SECTION 2.8 THE STRUCTURED NOTE.

         The Seller shall deliver to the Deal Agent, on behalf of the Purchasers, at the applicable address set forth on the signature pages of this Agreement, a duly executed structured note, in the form of Exhibit M (the "Structured Note"), dated as of the date of this Agreement, in a face amount equal to the Purchase Limit, and otherwise duly completed. The Structured Note is intended to be a "security" and shall evidence the amount owed by the Seller to the Purchasers hereunder. The Deal Agent is hereby authorized to make a notation on the schedule attached to the Structured Note (which may be computer generated) or to otherwise record in its internal books and records or computer system with respect to each Purchase under the Structured Note made by a
Purchaser: (i) the date and amount thereof, (ii) each decrease in the Capital outstanding, and (iii) the outstanding Capital amount, and any such notation or recordation shall constitute prima facie evidence of the accuracy of the information so noted or recorded. The failure of the Deal Agent to make any such notation or recordation on the schedule attached to the Structured Note or in its internal books and records or computer system shall not limit or otherwise affect the obligation of the Seller to repay the Aggregate Unpaids in accordance with the terms set forth herein.

         SECTION 2.9 SUBSTITUTION OF LOANS.

         On any day prior to the occurrence of an Early Amortization Event, the Seller may, and upon the request of the Deal Agent shall, subject to the conditions set forth in this Section 2.9, replace any Loan subject to a Warranty Event or in respect of which the Obligor thereunder has requested the rewriting and/or restructuring of such Loan with one or more other Loans (each, a "Substitute Loan"), provided that no such replacement shall occur unless each of the following conditions is satisfied as of the date of such replacement and substitution:

         (a) the Loan to be replaced (i) is a Defaulted Loan, (ii) has suffered a credit rating downgrading below 3 in accordance with the Servicer's internal credit scoring system, or (iii) has experienced a decline in its fair market value at least twenty-five (25%) percent compared to its Purchase Price;

         (b) the Seller has previously recommended to the Deal Agent (with a copy to the Collateral Custodian) in writing that the Loan to be replaced should be replaced (each a "Replaced Loan");

         (c) each Substitute Loan is an Eligible Loan on the date of substitution having an approximate Outstanding Loan Balance equal to that of the Replaced Loan (with any difference paid in cash);

         (d) after giving effect to any such substitution, the aggregate of all outstanding Capital does not exceed the lesser of the (i) Purchase Limit and
(ii) the Capital Limit;

         (e) the aggregate Outstanding Loan Balance of such Substitute Loans shall be equal to or greater than the lesser of (i) the aggregate Outstanding Loan Balance of the Replaced Loans and (ii) the amount necessary to prevent the occurrence of a Trigger Event;

         (f) all representations and warranties of the Seller contained in Sections 4.1 and 4.2 shall be true and correct as of the date of substitution of any such Substitute Loan;

         (g) the substitution of any Substitute Loan does not cause an Early Amortization Event to occur; and

         (h) the Seller shall deliver to the Deal Agent on the date of such substitution a certificate of a Responsible Officer certifying that each of the foregoing is true and correct as of such date.

         In connection with any such substitution, the Deal Agent as agent for the Secured Parties shall, automatically and without further action, be deemed to transfer to the Seller, free and clear of any Lien created pursuant to this Agreement, all of the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under such Replaced Loans, and the Deal Agent as agent for the Secured Parties shall be deemed to represent and warrant that it has the corporate authority and has taken all necessary corporate action to accomplish such transfer, but without any other representation and warranty, express or implied. The Deal Agent, as agent for the Purchasers, shall, at the sole expense of the Servicer execute such documents and instruments of transfer as may be prepared by the Servicer on behalf of the Seller and take other such actions as shall reasonably be requested by the Seller to effect the transfer of such Replaced Loan pursuant to this Section. Any right of the Deal Agent as agent for the Secured Parties to substitute any Loan in the Asset Pool pursuant to this Section 2.9 shall be in addition to, and without limitation of, any other rights and remedies that the Deal Agent as agent for the Secured Parties or any Secured Party may have to require the Seller or the Servicer, as applicable, to substitute for, or accept retransfer of; any Loan pursuant to the terms of this Agreement.

         SECTION 2.10 COLLECTIONS AND ALLOCATIONS.

         The Servicer shall promptly (but in no event later than one (1) Business Day after the receipt or deposit thereof) identify any Collections received by, the Seller or the Servicer or deposited into the FIB Existing Account as being on account of Interest Collections or Principal Collections and deposit all such Interest Collections or Principal Collections into the Collection Account (the "Collection Account"). The Servicer shall make such deposits or payments by wire transfer, in immediately available funds.

         SECTION 2.11 PAYMENTS, COMPUTATION, ETC.

         (a) Unless otherwise expressly provided herein, all amounts to be paid or deposited by the Seller or the Servicer hereunder shall be paid or deposited in accordance with the terms hereof no later than 11:00 A.M. (Charlotte, North Carolina time) on the day when due in lawful money of the United States in immediately available funds to the Agent's Account. The Seller shall, to the extent permitted by law, pay to the Secured Parties interest on all amounts not paid or deposited when due hereunder at 1% per annum above the Base Rate, payable on demand; provided, however, that such interest rate shall not at any time exceed the maximum rate permitted by Requirements of Law. Such interest shall be retained by the Deal Agent except to the extent that such failure to make a timely payment or deposit has continued beyond the date for distribution by the Deal Agent of such overdue amount to the Secured Parties, in which case such interest accruing after such date shall be for the account of, and distributed by the Deal Agent to, the Secured Parties. All computations of interest and all computations of Yield and other fees hereunder shall be made on the basis of a year of 360 days (other than calculations with respect to the Base Rate which shall be based on a year of 365 or 366 days, as applicable) for the actual number of days (including the first but excluding the last day) elapsed.

         (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of Yield, interest or any fee payable hereunder, as the case may be.

         (c) If any Purchase or Incremental Purchase requested by the Seller and approved by a Purchaser and the Deal Agent pursuant to Section 2.2, is not, for any reason whatsoever related to a default or nonperformance by the Seller, made or effectuated, as the case may be, on the date specified therefor, the Seller shall indemnify such Purchaser against any reasonable loss, cost or expense incurred by such Purchaser, including, without limitation, any loss (including loss of anticipated profits, net of anticipated profits in the reemployment of such funds in the manner determined by such Purchaser), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Purchaser to fund or maintain such Purchase or Incremental Purchase, as the case may be, during such Fixed Period.

         (d) Notwithstanding anything to the contrary contained herein or in any other Transaction Document, all payments required to be made by the Seller hereunder shall be made by the Seller through the Servicer acting as its Paying Agent.

         SECTION 2.12 OPTIONAL REPURCHASE.

         At any time following the Termination Date when the Aggregate Outstanding Loan Balance is less than ten percent of the Aggregate Outstanding Loan Balance as of the Termination Date, the Servicer may notice the Deal Agent in writing of its intent to purchase all remaining Assets in the Asset Pool, provided that all Hedge Transactions have been terminated. On the Payment Date next succeeding any such notice, the Servicer shall purchase all such Assets for a price equal to the sum of the Aggregate Unpaids, including for illustrative purposes but not in limitation, all Yield accrued and to accrue, as reasonably determined by the Deal

Agent, and all accrued and unpaid Commitment Fees, Backup Servicer Fees, Custodial Fees, Increased Costs, Taxes, Hedge Breakage Costs, Breakage Costs and any other amounts payable by the Seller hereunder or under or with respect to any Hedging Agreement, and the proceeds of such purchase will be deposited into the Collection Account and paid in accordance with Section 2.9(b).

         SECTION 2.13 FEES.

         (a) FIB, in its individual capacity, shall pay to the Deal Agent from its own funds on each Payment Date, monthly in arrears, a fee (the "Commitment Fee"), as set forth in the Fee Letter.

         (b) The Seller shall pay to the Deal Agent, on each Payment Date, monthly in arrears, a Program Fee (the "Program Fee"), as set forth in the Fee Letter.

         (c) The Servicer shall be entitled to receive out of Interest Collections a fee (the "Servicing Fee"), monthly in arrears in accordance with
Section 2.7(a), which fee shall be equal to the product of (i) the Servicing Fee Rate and (ii) the Aggregate Outstanding Loan Balance as of the close of business on the immediately preceding Determination Date.

         (d) The Backup Servicer shall be entitled to receive the Backup Servicer Fee in accordance with Section 2.7(a).

         (e) The Collateral Custodian shall be entitled to receive the Custodial Fee in accordance with Section 2.7(a).

         SECTION 2.14 INCREASED COSTS; CAPITAL ADEQUACY; ILLEGALITY.

         (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any law or regulation or (ii) the compliance by a Purchaser or any Affiliate thereof (each of which, an "Affected Party") with any guideline or request from any central bank or other governmental agency or authority (whether or not having the force of law), (A) shall subject an Affected Party to any Tax (except for Taxes on the overall net income of such Affected Party), duty or other charge with respect to an Asset Interest, or any right to make Purchases hereunder, or on any payment made hereunder or (B) shall impose, modify or deem applicable any reserve requirement (including, without limitation, any reserve requirement imposed by the Board of Governors of the Federal Reserve System, but excluding any reserve requirement, if any, included in the determination of Yield), special deposit or similar requirement against assets of, deposits with or for the amount of, or credit extended by, any Affected Party or (C) shall impose any other condition affecting an Asset Interest or a Purchaser's rights hereunder, the result of which is to increase the cost to any Affected Party or to reduce the amount of any sum received or receivable by an Affected Party under this Agreement, then within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such additional or increased cost incurred or such reduction suffered.

         (b) If either (i) the introduction of or any change in or in the interpretation of any law, guideline, rule, regulation, directive or request or
(ii) compliance by any Affected Party with any law, guideline, rule, regulation, directive or request from any central bank or other governmental authority or agency (whether or not having the force of law), including, without limitation, compliance by an Affected Party with any request or directive regarding capital adequacy, has or would have the effect of reducing the rate of return on the capital of any Affected Party as a consequence of its obligations hereunder or arising in connection herewith to a level below that which any such Affected Party could have achieved but for such introduction, change or compliance (taking into consideration the policies of such Affected Party with respect to capital adequacy) by an amount deemed by such Affected Party to be material, then from time to time, within ten days after demand by such Affected Party (which demand shall be accompanied by a statement setting forth the basis for such demand), the Seller shall pay directly to such Affected Party such additional amount or amounts as will compensate such Affected Party for such reduction.

         (c) If as a result of any event or circumstance similar to those described in clauses (a) or (b) of this Section, and not in duplication of any payments made under those clauses, any Affected Party is required to compensate a bank or other financial institution providing liquidity support, credit enhancement or other similar support to such Affected Party in connection with this Agreement or the funding or maintenance of Purchases hereunder, then within ten days after demand by such Affected Party, the Seller shall pay to such Affected Party such additional amount or amounts as may be necessary to reimburse such Affected Party for any amounts paid by it.

         (d) In determining any amount provided for in this Section, the Affected Party may use any reasonable averaging and attribution methods. Any Affected Party making a claim under this Section shall submit to the Seller a certificate as to such additional or increased cost or reduction, which certificate shall be conclusive absent demonstrable error.

         (e) If a Purchaser shall notify the Deal Agent that a Eurodollar Disruption Event as described in clause (a) of the definition of "Eurodollar Disruption Event" has occurred, the Deal Agent shall in turn so notify the Seller, whereupon all Capital in respect of which Yield accrues at the Adjusted Eurodollar Rate shall immediately be converted into Capital in respect of which Yield accrues at the Base Rate.

         SECTION 2.15 TAXES.

         (a) All payments made by an Obligor in respect of a Loan and all payments made by the Seller or the Servicer under this Agreement will be made free and clear of and without deduction or withholding for or on account of any Taxes, unless such withholding or deduction is required by law. If withholding or deduction is required by law, the Obligor, Seller, or Servicer (as the case may be) shall pay to the appropriate taxing authority any such Taxes required to be deducted or withheld and the amount payable to each Purchaser or the Deal Agent (as the case may be) will be increased (such increase, the "Additional Amount") such that every net payment made under this Agreement after deduction or withholding for or on account of any Taxes (including, without limitation, any Taxes on such increase) is not less than the amount that would have been paid had no such deduction or withholding been deducted or withheld. The foregoing obligation to pay Additional Amounts, however, will not apply with respect to net income or franchise taxes imposed on a Purchaser or the Deal Agent, respectively, with respect to payments required to be made by the Seller or Servicer under this Agreement, by a taxing jurisdiction in which such Purchaser or Deal Agent is organized, conducts business or is paying taxes as of the Closing Date (as the case may be). If a Purchaser or the Deal Agent pays any Taxes in respect of which the Seller is obligated to pay Additional Amounts under this Section 2.15(a), the Seller shall promptly reimburse such Purchaser or Deal Agent the amount of such Additional Amounts.

         (b) The Seller will indemnify each Purchaser and the Deal Agent for the full amount of Taxes in respect of which the Seller is required to pay Additional Amounts (including, without limitation, any Taxes imposed by any jurisdiction on such Additional Amounts) paid by such Purchaser or the Deal Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto; provided, however, that such Purchaser or the Deal Agent, as appropriate, making a demand for indemnity payment shall provide the Seller, at its address set forth under its name on the signature pages hereof, with a certificate from the relevant taxing authority or from a responsible officer of such Purchaser or the Deal Agent stating or otherwise evidencing that such Purchaser or the Deal Agent has made payment of such Taxes and will provide a copy of or extract from documentation, if available, furnished by such taxing authority evidencing assertion or payment of such Taxes. This indemnification shall be made within ten days from the date the Purchaser or the Deal Agent (as the case may be) makes written demand therefor.

         (c) Within 30 days after the date of any payment by the Seller of any Taxes, the Seller will furnish to the Deal Agent, at its address set forth under its name on the signature pages hereof, appropriate evidence of payment thereof.

         (d) If a Purchaser is not created or organized under the laws of the United States or a political subdivision thereof; such Purchaser shall, to the extent that it may then do so under Requirements of Laws, deliver to the Seller with a copy to the Deal Agent (i) within 15 days after the date hereof, or, if later, the date on which such Purchaser becomes a Purchaser hereof two (or such other number as may from time to time be prescribed by Requirements of Law) duly completed copies of W-8BEN or W8ECI (or any successor forms or other certificates or statements which may be required from time to time by the relevant United States taxing authorities or Requirements of Law), as appropriate, to permit the Seller to make payments hereunder for the account of such Purchaser, as the case may be, without deduction or withholding of United States federal income or similar Taxes and (ii) upon the obsolescence of or after the occurrence of any event requiring a change in, any form or certificate previously delivered pursuant to this Section 2.15(d), copies (in such numbers as may from time to time be prescribed by Requirements of Law) of such additional, amended or successor forms, certificates or statements as may be required under Requirements of Law to permit the Seller to make payments hereunder for the account of such Purchaser, without deduction or withholding of United States federal income or similar Taxes.

         (e) For any period with respect to which a Purchaser or the Deal Agent has failed to provide the Seller with the appropriate form, certificate or statement described in clause (d) of this Section (other than if such failure is due to a change in law occurring after the date of this Agreement), the Deal Agent or such Purchaser, as the case may be shall not be entitled to indemnification under clauses (a) or (b) of this Section with respect to any Taxes.

         (f) Within 30 days of the written request of the Seller therefor, the Deal Agent and the Purchasers, as appropriate, shall execute and deliver to the Seller such certificates forms or other documents which can be furnished consistent with the facts and which are reasonably necessary to assist the Seller in applying for refunds of Taxes remitted hereunder, provided, however, that the Deal Agent and the Purchasers shall not be required to deliver such certificates forms or other documents if in their respective sole discretion it is determined that the deliverance of such certificate, form or other document would have a material adverse effect on the Deal Agent or any Purchaser and provided further, however, that the Seller shall reimburse the Deal Agent or any such Purchaser for any reasonable expenses incurred in the delivery of such certificate, form or other document.

         (g) If, in connection with an agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchasers in connection with this Agreement or the funding or maintenance of Purchases hereunder, the Purchasers are required to compensate a bank or other financial institution in respect of Taxes under circumstances similar to those described in this Section then within ten days after demand by the Purchasers, the Seller shall pay to the Purchasers such additional amount or amounts (without duplication) as may be necessary to reimburse the Purchasers for any amounts paid by them.

         (h) Without prejudice to the survival of any other agreement of the Seller hereunder, the agreements and obligations of the Seller contained in this Section shall survive the termination of this Agreement.

         SECTION 2.16 ASSIGNMENT OF THE PURCHASE AGREEMENT.

         The Seller hereby assigns to the Deal Agent, for the ratable benefit of the Secured Parties hereunder, all of the Seller's right and title to and interest in, but none of its obligations under, the Purchase Agreement and any UCC financing statements filed under or in connection therewith. The Seller confirms that following an Early Amortization Event the Deal Agent shall have the sole right to enforce the Seller's rights and remedies under the Purchase Agreement and any UCC financing statements filed under or in connection therewith for the benefit of the Secured Parties. The Seller further confirms and agrees that such assignment to the Deal Agent shall terminate upon the Collection Date; provided, however, that the rights of the Deal Agent and the Secured Parties pursuant to such assignment with respect to rights and remedies in connection with any indemnities and any breach of any representation, warranty or covenants made by the Originator pursuant to the Purchase Agreement, which rights and remedies survive the termination of the Purchase Agreement, shall be continuing and shall survive any termination of such assignment.

         SECTION 2.17 PUT OPTION.

         (a) The Seller hereby grants to the Deal Agent, on behalf of the Purchasers, the option (the "Put Option") to require the Seller to prepay all or a portion of the aggregate Capital in connection with the sale and assignment to the Seller by the Deal Agent, on behalf of the Purchasers, of the Assets, subject to the following terms and conditions:

                  (i) The Deal Agent, on behalf of the Purchasers, shall have given the Seller at least fifteen (15) days prior written notice of its intention to exercise its Put Option. Such notice shall specify the portion of the aggregate Capital for which the Put Option is being exercised and shall set for the closing a date (the "Put Option Purchase Date"), which is not less than fifteen (15) nor more than ninety (90) days after the date such notice is sent. The Deal Agent, on behalf of the Purchasers, may rescind such notice, without liability of any kind, at any time prior to the Put Option Purchase Date by giving at least five (5) days prior written notice thereof to the Seller;

                  (ii) Any Put Option shall be exercised solely in connection with a Permitted Securitization Transaction;

                  (iii) No portion of the proceeds used by the Seller to prepay Capital on a Put Option Purchase Date shall be realized from the Seller's sale or assignment of Assets back to the Originator on such date;

                  (iv) Unless a Put Option Purchase Date is a Payment Date (in which case the relevant calculations with respect to such Put Option shall be reflected on the applicable Monthly Report), the Seller shall deliver to the Deal Agent a Put Option Purchase Date Certificate, together with evidence to the reasonable satisfaction of the Deal Agent (which evidence may consist solely of the Put Option Purchase Date Certificate) that the Seller shall have sufficient funds on the related Put Option Purchase Date to effect the contemplated Put Option in accordance with this Agreement. In effecting a Put Option, the Seller may use the proceeds of sales of the Assets (which sales must be made in arm's-length transactions to Persons other than the Originator);

                  (v) After giving effect to the prepayment of Capital pursuant to the exercise of the Put Option and the assignment to the Seller of the Assets on any Put Option Purchase Date, (x) the remaining aggregate Capital shall be less than or equal to the lesser of the Capital Limit and the Purchase Limit,
(y) the representations and warranties contained in Section 4.1 and Section 4.2 hereof shall continue to be correct in all material respects, except to the extent relating to an earlier date, and (z) neither an Early Amortization Event nor an event that, with the giving of notice of the lapse of time, or both, would become an Early Amortization Event, shall have resulted;

                  (vi) On the related Put Option Purchase Date, the Deal Agent shall have received, for the benefit of the Purchasers and the Hedge Counterparties, as applicable, in immediately available funds, an amount equal to the sum of (i) the portion of the aggregate Capital to be prepaid plus (ii) an amount equal to all unpaid Yield to the extent reasonably determined by the Deal Agent to be attributable to that portion of the aggregate Capital to be paid in connection with the Put Option plus (iii) an aggregate amount equal to the sum of all other amounts due and owing to the Deal Agent, the Purchasers and the Hedge Counterparties, as applicable, under this Agreement and the other Transaction Documents, to the extent accrued to such date and to accrue thereafter (including, without limitation, Breakage Costs and Hedge Breakage Costs);

                  (vii) On or prior to each Put Option Purchase Date, the Seller shall have delivered to the Deal Agent, on behalf of the Purchasers, a list designating the Assets to be sold and assigned pursuant to such Put Option.

         (b) In connection with any Put Option that does not constitute a prepayment in full of the outstanding aggregate Capital, then, following receipt by the Deal Agent of the amounts referred to in clause (v) above, there shall be sold and assigned to the Seller all of the right, title and interest of the Deal Agent in, to and under the portion of the Assets so retransferred and such portion of the Assets so retransferred shall be released from the Lien of this Agreement (subject to the requirements of clause (iv) above).

         (c) The Seller hereby agrees to pay the reasonable legal fees and expenses of the Deal Agent, the Purchasers and the Hedge Counterparties in connection with any Put Option (including, but not limited to, expenses incurred in connection with the release of the Lien of the Deal Agent, the Purchasers, the Hedge Counterparties and any other party having such an interest in the Assets in connection with such Put Option).

         (d) In connection with any Put Option, on the related Put Option Purchase Date, the Deal Agent, on behalf of the Purchasers and the Hedge Counterparties, shall, at the expense of the Seller (i) execute such instruments of release with respect to the portion of the Assets to be retransferred to the Seller, in recordable form if necessary, in favor of the Seller as the Seller may reasonably request, (ii) deliver any portion of the Assets to be retransferred to the Seller in its possession to the Seller and (iii) otherwise take such actions , and cause or permit the Collateral Custodian to take such actions, as are necessary and appropriate to release the Lien of the Deal Agent on the portion of the Assets to be retransferred to the Seller and release and deliver to the Seller such portion of the Assets to be retransferred to the Seller.

         (e) Notwithstanding any other provision of this Section 2.17, the closing of the Put Option may only occur if the Seller obtains the Capital for which the Put Option is being exercised by transferring the applicable Assets in a Permitted Securitization Transaction.

         SECTION 2.18 APPOINTMENT OF REGISTRAR AND DUTIES.

         (a) First Union is hereby appointed to act as Registrar under this Agreement and hereby accepts such appointment and agrees to perform the duties and obligations with respect thereto set forth in the Agreement.

         (b) As long as the Structured Note remains outstanding, the Seller shall maintain a Registrar therefor. As set forth in Section 2.18(a) above, First Union shall initially act as Registrar and shall perform such duties as are set forth in this Agreement.

         (c) The Seller shall cause to be kept a register (the "Note Register") which contains an accurate and complete list of those Persons who from time to time shall be holders of the Structured Note. The Note Register shall be maintained by the Registrar, and so long as First Union is the Registrar the Registrar may not be removed by the Seller. Upon the Resignation of any Registrar, the Seller shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Registrar. So long as First Union is the Registrar, the Note Register shall be kept at One First Union Center, Mail Code: NC0610, Charlotte, North Carolina 28288.

         (d) Upon the resignation of First Union as Registrar, the Seller will give the Deal Agent Prompt written notice of the appointment of a successor Registrar and of the location, and any change in the location, of the Note Register, and the Deal Agent shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Deal Agent shall have the right to rely upon a certificate executed on behalf of the Registrar by a Responsible Officer thereof as to the names and addresses of the holder(s) of the Structured Note and the principal amounts and the amounts and number of such Structured Note(s).


                                   ARTICLE III

                  CLOSING; CONDITIONS OF CLOSING AND PURCHASES

         SECTION 3.1 CONDITIONS TO CLOSING AND INITIAL PURCHASE.

         The initial Purchase hereunder is subject to the conditions precedent listed in Schedule I, each of which shall have been satisfied or waived, in the Deal Agent's and the Purchasers' sole discretion, on or before the Closing Date (unless otherwise indicated), in form and substance satisfactory to the Deal Agent and the Purchasers.

         SECTION 3.2 CONDITIONS PRECEDENT TO ALL PURCHASES AND REMITTANCES OF
                     COLLECTIONS.

         Each Purchase (including the Initial Purchase) from the Seller by a Purchaser, the right of the Servicer to remit Collections to the Seller pursuant to Section 2.7(b) and each Incremental Purchase (each, a "Transaction") shall be subject to the further conditions precedent that (a) with respect to any Purchase (including the Initial Purchase) or Incremental Purchase, the Servicer shall have delivered to the Deal Agent, at least one (1) Business Day prior to the initial Purchase and at least five (5) Business Days prior to the date of any Incremental Purchase in form and substance satisfactory to the Deal Agent,
(i) a Purchase Notice (Exhibit A), (ii) a Purchase Certificate (Exhibit H), and
(iii) a Sale Assignment (Exhibit A to the Purchase Agreement) including Schedule I thereto and such additional information as may be reasonably requested by the Deal Agent; (b) on the date of such Transaction the following statements shall be true and the Seller shall be deemed to have certified that:

                  (i) The representations and warranties contained in Sections
         4.1 and 4.2 are true and correct, on and as of such day, before and after giving effect to such Purchase or Incremental Purchase and to the application of proceeds, as though made on and as of such date;

                  (ii) No event has occurred and is continuing, or would result from such Transaction, that constitutes an Early Amortization Event or Unmatured Early Amortization Event;

                  (iii) On and as of such day, after giving effect to such Transaction, the outstanding Capital does not exceed the lesser of (x) the Purchase Limit, or (y) the Capital Limit;

                  (iv) On and as of such day, the Seller and the Servicer are in compliance with each of their respective covenants set forth in the Transaction Documents;

                  (v) No law or regulation shall prohibit, and no order, judgment or decree of any federal, state or local court or governmental body, agency or instrumentality shall prohibit or enjoin, the making of such Purchase, remittance of Collections or Incremental Purchase by the Purchaser in accordance with the provisions hereof;

                  (vi) No Servicer Termination Event shall have occurred;

         (c) The Commitment Termination Date shall not have occurred;

         (d) There shall have been no material adverse change in the condition (financial or otherwise), business, operations, results of operations, or properties of the Originator or the Seller since the preceding Purchase; and

         (e) The Originator and Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents, and instruments to the Purchasers and the Deal Agent as each may reasonably request.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         SECTION 4.1 REPRESENTATIONS AND WARRANTIES OF THE SELLER.

         The Seller represents and warrants as follows:

         (a) Organization and Good Standing. The Seller is a corporation organized, validly existing, and in good standing under the laws of the jurisdiction of its formation, and has full corporate power, authority and legal right to own or loan its properties and conduct its business as such properties are presently owned or loaned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement and the Purchase Agreement.

         (b) Due Qualification. The Seller is duly qualified to do business and is in good standing as a corporation, and has obtained or will obtain all necessary licenses and approvals, in each jurisdiction in which the nature of its business requires it to be so qualified.

         (c) Due Authorization. The execution and delivery of this Agreement and the Purchase Agreement and the consummation of the transactions provided for herein and therein have been duly authorized by the Seller by all necessary corporate action on the part of the Seller.

         (d) No Conflict. The execution and delivery of this Agreement and the Purchase Agreement, the performance by the Seller of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or result in any breach of any of the material terms and provisions of, and will not constitute (with or without notice or lapse of time or both) a default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Seller is a party or by which it or any of its property is bound.

         (e) No Violation. The execution and delivery of this Agreement and the Purchase Agreement, the performance of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof will not conflict with or violate, in any material respect, any Requirements of Law applicable to the Seller.

         (f) No Proceedings. There are no proceedings or investigations pending or, to the best knowledge of the Seller, threatened against the Seller, before any Governmental Authority (i) asserting the invalidity of this Agreement or the Purchase Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or the Purchase Agreement or (iii) seeking any determination or ruling that could reasonably be expected to be adversely determined, and if adversely determined, would materially and adversely affect the performance by the Seller of its obligations under this Agreement or the Purchase Agreement.

         (g) All Consents Required. All approvals, authorizations, consents, licenses, orders or other actions of any Person or of any Governmental Authority required in connection with the execution and delivery by the Seller of this Agreement and the Purchase Agreement, the performance by the Seller of the transactions contemplated by this Agreement and the Purchase Agreement, and the fulfillment of the terms hereof and thereof by the Seller, have been obtained, unless the failure to obtain such shall not materially and adversely affect the Seller's performance of its obligations under this Agreement or under the Purchase Agreement.

         (h) Bulk Sales. The execution, delivery and performance of this Agreement do not require compliance with any "bulk sales" law by Seller.

         (i) Solvency. The transactions under this Agreement and Purchase Agreement do not and will not render the Seller not Solvent.

         (j) Selection Procedures; Credit and Collection Policies. No procedures believed by the Seller to be materially adverse to the interests of VFCC or the Purchasers were utilized by the Seller in identifying and/or selecting the Loans that are in the Asset Pool. In addition, each Loan shall comply in all respects with the Credit and Collection Policies.

         (k) Taxes. The Seller has filed or caused to be filed all Tax returns which, to its knowledge, are required to be filed. The Seller has paid or made adequate provisions for the payment of all Taxes and all assessments made against it or any of its property (other than any amount of Tax the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in accordance with generally accepted accounting principles have been provided on the books of the Seller), and no Tax lien has been filed and, to the Seller's knowledge, no claim is being asserted, with respect to any such Tax, fee or other charge.

         (l) Agreements Enforceable. This Agreement and the Purchase Agreement constitute the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with their respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

         (m) Exchange Act Compliance. No proceeds of any Purchase will be used by the Seller to acquire any security in any transaction which is subject to
Section 13 or 14 of the Securities Exchange Act of 1934, as amended.

         (n) No Liens. Each Asset, together with the Loan Documents related thereto, shall, at all times, be owned by the Seller free and clear of any Adverse Claim except as provided herein, and upon each Purchase, Incremental Purchase or remittance of Collections, the relevant Secured Party shall acquire (subject to recordation where necessary) a valid and perfected first priority undivided ownership interest in each Asset then existing or thereafter arising and Collections with respect thereto, free and clear of any Adverse Claim except as provided hereunder. No effective financing statement or other instrument similar in effect covering any Asset or Collections shall at any time be on file in any recording office except such as may be filed in favor of the Deal Agent relating to this Agreement.

         (o) Reports Accurate. No Monthly Report (if prepared by the Seller, or to the extent that information contained therein is supplied by the Seller), information, exhibit, schedule, financial statement, document, book, record or report furnished or to be furnished by the Seller to the Deal Agent or a Purchaser in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Purchaser, as the case may be, at such time) as of the date so furnished.

         (p) Location of Offices. The principal place of business and chief executive office of the Seller and the office where the Seller keeps all the Records is located at the address of the Seller referred to in Section 11.2 hereof (or at such other locations as to which the notice and other requirements specified in Section 5.2(1) shall have been satisfied).

         (q) Tradenames. Except as described in Schedule III, the Seller has no trade names, fictitious names, assumed names or "doing business as" names or other names under which it has done or is doing business.

         (r) Purchase Agreement. The Purchase Agreement is the only agreement pursuant to which the Seller purchases Assets.

         (s) Value Given. The Seller shall have given reasonably equivalent value to the Originator in consideration for the transfer to the Seller of the Assets under the Purchase Agreement, no such transfer shall have been made for or on account of an antecedent debt owed by the Originator to the Seller, and no such transfer is or may be voidable or subject to avoidance under any section of the Bankruptcy Code; no event or circumstance has occurred that would constitute an Early Amortization Event.

         (t) Special Purpose Entity. The Certificate of Incorporation of the Seller includes substantially the provisions set forth on Exhibit C hereto, and the Originator has confirmed in writing to the Seller that, so long as the Seller is not "insolvent" within the meaning of the Bankruptcy Code, the Originator will not cause the Seller to file a voluntary petition under the Bankruptcy Code or any other Insolvency Laws. Each of the Seller and the Originator is aware that in light of the circumstances described in the preceding sentence and other relevant facts, the filing of a voluntary petition under the Bankruptcy Code for the purpose of making the assets of the Seller available to satisfy claims of the creditors of the Originator would not result in making such assets available to satisfy such creditors under the Bankruptcy Code.

         (u) Accounting. The Seller accounts for the transfers to it from the Originator of interests in Assets and Collections under the Purchase Agreement as sales of such Asset Interests in its books, records and financial statements, in each case consistent with GAAP and with the requirements set forth herein, although such Asset Interests will continue to be reflected on the Originator's consolidated balance sheet for financial reporting purposes.

         (v) Separate Entity. The Seller is operated as an entity with assets and liabilities distinct from those of the Originator and any Affiliates thereof (other than the Seller), and the Seller hereby acknowledges that the Deal Agent and the Purchasers are entering into the transactions contemplated by this Agreement in reliance upon the Seller's identity as a separate legal entity from the Originator and from each such other Affiliate of the Originator.

         (w) Security Interest. The Seller has granted a security interest (as defined in the UCC) to the Deal Agent, as agent for the Secured Parties, in the Assets and Collections, which is enforceable in accordance with Requirements of Law upon execution and delivery of this Agreement. Upon the making of each Purchase, the Deal Agent, as agent for the Secured

Parties, shall have acquired a first priority perfected security interest in Assets and Collections as may be perfected under the UCC by filing a financing statement or the delivery of possession (except for any Permitted Liens). All filings (including, without limitation, such UCC filings) as are necessary in any Jurisdiction to perfect the interest of the Deal Agent as agent for the Secured Parties, in the Assets and Collections have been (or prior to the applicable Purchase will be) made.

         (x) Investments. The Seller does not own or hold directly or indirectly, any capital stock or equity security of, or any equity interest in, any Person, except for holding the certificates of FIB Funding Trust II issued in connection with the note issued by FIB Funding Trust II pursuant to the Indenture.

         (y) Business. Since its formation, the Seller has conducted no business other than the sale of Assets from the Originator under the Purchase Agreement, the sale of Assets under this Agreement and such other activities as are incidental to the foregoing, except for holding the certificates of FIB Funding Trust II issued in connection with the note issued by FIB Funding Trust II pursuant to the Indenture.

         (z) Investment Company Act.

                  (i) The Seller represents and warrants that the Seller has never been, is not now, and will not in the future be operated in such a manner as to cause the Seller to be an "investment company," as such term is defined in Section 3 of the Investment Company Act of 1940, as amended (the "1940 Act");

                  (ii) The Seller represents and warrants that the business and other activities of the Seller, including but not limited to, the sale of the Asset Interests to the Purchasers the application and use of the proceeds thereof by the Seller and the consummation and conduct of the transactions contemplated by the Transaction Documents to which the Seller is a party (a) do now and will in the future comply in all respects with the provisions of Rule 3a-7 promulgated under the 1940 Act; and (b) do not now and will not in the future result in a violation by the Seller, the Servicer or any other person or entity of the 1940 Act or the rules and regulations promulgated thereunder.

         (aa) Lock-Boxes. The names and addresses of all the Lock-Box Banks, together, with the account numbers of the Lock-Box Accounts of the Seller at such Lock-Box Banks and the names, addresses and account numbers of all accounts to which Collections of the Assets outstanding before the initial Purchase hereunder have been sent, are specified in Schedule VI (which shall be deemed to be amended in respect of terminating or adding any Lock-Box Account or Lock-Box Bank upon satisfaction of the notice and other requirements specified in respect thereof).

         (bb) FIB Existing Account. All Collections in the FIB Existing Account are free and clear of any Adverse Claim. As long as any Collections are held therein, no effective financing statement or other instruments similar in effect shall at any time be on file in any recording office with respect to the FIB Existing Account except such as may be filed in favor of the Deal Agent relating to this Agreement.

         (cc) Loans Secured by Real Property. Less than fifty (50%) percent of the Aggregate Outstanding Loan Balance consists of Loans principally secured by real property.

         (dd) Accuracy of Representations and Warranties. Each representation or warranty by the Seller contained herein or in any certificate or other document furnished by the Seller pursuant hereto or in connection herewith is true and correct in all material respects.

         The representations and warranties set forth in this Section shall survive the transfer of the Assets to the Deal Agent as agent for the Secured Parties. Upon discovery by the Seller, the Servicer, any Secured Party, the Liquidity Agent or the Deal Agent of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         SECTION 4.2 REPRESENTATIONS AND WARRANTIES OF SELLER RELATING TO THE
                     AGREEMENT AND THE LOANS.

         The Seller hereby represents and warrants to the Deal Agent, each Secured Party, the Liquidity Agent and each Investor that, as of the Closing Date and as of each Purchase Date:

         (a) Binding Obligation, Valid Transfer and Security Interest.

                  (i) This Agreement and the Purchase Agreement each constitute legal, valid and binding obligations of the Seller, enforceable against the Seller in accordance with its respective terms, except as such enforceability may be limited by Insolvency Laws and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

                  (ii) This Agreement constitutes either (A) a valid transfer to the Deal Agent as agent for the Secured Parties of all right, title and interest of the Seller in, to and under all Assets in the Asset Pool to the extent of the Asset Interest, and such transfer will be free and clear of any Lien of any Person claiming through or under the Seller or its Affiliates, except for Permitted Liens, or (B) a grant of a security interest in all Assets in the Asset Pool to the Deal Agent as agent for the Secured Parties. In connection with the foregoing clause
         (B), upon the filing of the financing statements described in Section 6.9(c) the Deal Agent as agent for the Secured Parties shall have a first priority perfected security interest in such Assets in the Asset Pool as may be perfected under the UCC by filing a financing statement or the delivery of possession, subject only to Permitted Liens. Neither the Seller nor any Person claiming through or under the Seller shall have any claim to or interest in the Collection Account, except, if this Agreement is deemed to grant a security interest in such property, for the interest of the Seller in such property as a debtor for purposes of the UCC.

         (b) Eligibility of Loans. As of the later of the Closing Date or the initial Purchase Date, (i) Schedule IV to this Agreement and the information contained in the Notice of Sale and Purchase Certificate delivered pursuant to
Section 2.2 is an accurate and complete listing in all material respects of all the Loans that are in the Asset Pool as of such date and the information contained therein with respect to the identity of such Loans and the amounts owing thereunder is true and correct in all material respects as of such date,
(ii) each such Loan is an Eligible Loan, (iii) each such Loan and the Related Property is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Requirements of Law applicable to the Seller and/or the Originator and (iv) with respect to each such Loan, all consents, licenses, approvals or authorizations of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the transfer of an interest in such Loan and the Related Property to the Deal Agent, as agent for the Secured Parties, have been duly obtained, effected or given and are in full force and effect. On each Purchase Date, the Seller shall be deemed to represent and warrant that (i) Additional Loan referenced on the related Seller Notice delivered pursuant to
Section 2.2 is an Eligible Loan, (ii) each such Loan and the related Property is free and clear of any Lien of any Person (other than Permitted Liens) and in compliance with all Requirements of Law applicable to Seller and/or the Originator, (iii) with respect to each such Loan, all consents, licenses, approvals, authorizations, registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Seller in connection with the addition of such Loan and the Related Property to the Asset Pool have been duly obtained, effected or given and are in full force and effect and (iv) the representations and warranties set forth in Section 4.2(a) are true and correct with respect to each Loan transferred on such day as if made on such day.

         (c) Notice of Breach. The representations and warranties set forth in this Section 4.2 shall survive the transfer of an interest in the respective Assets to the Deal Agent as agent for the Secured Parties. Upon discovery by the Seller, the Servicer, any Secured Party, the Deal Agent, the Liquidity Agent of any Investor of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

         SECTION 4.3 REPRESENTATIONS AND WARRANTIES OF THE SELLER RELATING TO
                     THE PURCHASE LIMIT AND CAPITAL LIMIT.

         The Seller is hereby deemed to represent and warrant that on each day prior to the Termination Date, the amount of Capital outstanding on such day shall not exceed the lesser of (x) the Purchase Limit or (y) the Capital Limit.


                                    ARTICLE V

                         GENERAL COVENANTS OF THE SELLER

         SECTION 5.1 GENERAL COVENANTS.

         Until the date on which all Aggregate Unpaids have been indefeasibly paid in full, the Seller hereby covenants that it will comply in all material respects with all Requirements of Law, rules, regulations and orders and preserve and maintain its corporate existence, rights, franchises, qualifications and privileges the loss of which rights, franchises, qualifications and privileges would have a material adverse effect on the Seller.

         SECTION 5.2 COVENANTS OF SELLER.

         The Seller hereby covenants that:

         (a) Security Interests. Except as contemplated in this Agreement, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Loan or Related Property that is in the Asset Pool, whether now existing or hereafter transferred hereunder, or any interest therein, and the Seller will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Seller will promptly notify the Deal Agent of the existence of any Lien on any Loan or Related Property that is in the Asset Pool and the Seller shall defend the right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under any Loan and the Related Property that is in the Asset Pool, against all claims of third parties, provided, however, that nothing in this Section 5.2(a) shall prevent or be deemed to prohibit the Seller from suffering to exist Permitted Liens upon any Loan or any Related Property that is in the Asset Pool.

         (b) Delivery of Collections. The Seller agrees to pay to the Servicer promptly (but in no event later than one (1) Business Day after receipt) all Collections (including any Deemed Collections) received by Seller in respect of the Loans that are in the Asset Pool.

         (c) Compliance with the Law. The Seller hereby agrees to comply in all respects with all Requirements of Law applicable to the Seller, the Loans that are in the Asset Pool and the Related Property, if the failure to do so would have a material adverse effect on the Seller, the Loans that are in the Asset Pool or the Related Property.

         (d) Activities of Seller. The Seller shall not engage in any business or activity of any kind, or enter into any transaction or indenture, mortgage, instrument, agreement, contract, lease or other undertaking, which is not authorized by or related to the transactions contemplated by the Transaction Documents, except for holding the certificates of FIB Funding Trust II issued in connection with the note issued by FIB Funding Trust II pursuant to the Indenture.

         (e) Indebtedness. The Seller shall not create, incur, assume or suffer to exist any Indebtedness or other liability whatsoever, except (i) obligations incurred under this Agreement or the Purchase Agreement and instruments related thereto, or under any Hedging Agreement required by Section 5.4(a), or (ii) liabilities incident to the maintenance of its corporate existence in good standing.

         (f) Guarantees. The Seller shall not become or remain liable, directly or indirectly, in connection with any Indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase or repurchase, agreement to supply or advance funds, or otherwise.

         (g) Investments. The Seller shall not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Person except for purchases of Loans and other Assets pursuant to the Purchase Agreement, or for investments in Permitted Investments in accordance with the terms of this Agreement, except for holding the certificates of FIB Funding Trust II issued in connection with the note issued by FIB Funding Trust II pursuant to the Indenture.

         (h) Merger Sales. The Seller shall not enter into any transaction of merger or consolidation, or liquidate or dissolve itself (or suffer any liquidation or dissolution), or acquire or be acquired by any Person, or convey, sell, lease or otherwise dispose of all or substantially all of its property or business, except as provided for in this Agreement.

         (i) Distributions. The Seller may, provided it is in compliance with any applicable State laws and no Early Amortization Event has occurred or will occur as a result thereof, declare or pay, directly or indirectly, any dividend or make any other distribution (whether in cash or other property) with respect to the profits, assets or capital of the Seller or any Person's interest therein, or purchase, redeem or otherwise acquire for value any of its capital stock now or hereafter outstanding.

         (j) Agreements. Except for holding the certificates of FIB Funding Trust II issued in connection with the note issued by FIB Funding Trust II pursuant to the Indenture, the Seller shall not become a party to, or permit any of its properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Purchase Agreement and any Hedging Agreement or amend or modify the provisions of its operating agreement, without the consent of the Deal Agent, or issue any power of attorney except to the Deal Agent or the Servicer.

         (k) Separate Corporate Existence. The Seller shall:

                  (i) Maintain its own deposit account or accounts, separate from those of any Affiliate, with commercial banking institutions. The funds of the Seller will not be diverted to any other Person or for other than corporate uses of the Seller.

                  (ii) Ensure that, to the extent that it shares the same officers or other employees as any of its stockholders or Affiliates, the salaries of and the expenses related to providing benefits to such officers and other employees shall be fairly allocated among such entities, and each such entity shall bear its fair share of the salary and benefit costs associated with all such common officers and employees.

                  (iii) Ensure that, to the extent that it jointly contracts with any of its stockholders or Affiliates to do business with vendors or service providers or to share overhead expenses, the costs incurred in so doing shall be allocated fairly among such entities, and each such entity shall bear its fair share of such costs. To the extent that the Seller contracts or does business with vendors or service providers when the goods and


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
         services provided are partially for the benefit of any other Person, the costs incurred in so doing shall be fairly allocated to or among such entities for whose benefit the goods and services are provided, and each such entity shall bear its fair share of such costs. All material transactions between Seller and any of its Affiliates shall be only on an arm's length basis.

                  (iv) Maintain a principal executive and administrative office through which its business is conducted separate from those of its Affiliates. To the extent that Seller and any of its stockholders or Affiliates have offices in the same location, there shall be a fair and appropriate allocation of overhead costs among them, and each such entity shall bear its fair share of such expenses.

                  (v) Conduct its affairs strictly in accordance with its Certificate of Incorporation and observe all necessary, appropriate and customary corporate formalities, including, but not limited to, holding all regular and special stockholders, and directors' meetings appropriate to authorize all corporate action, keeping separate and accurate minutes of its meetings, passing all resolutions or consents necessary to authorize actions taken or to be taken, and maintaining accurate and separate books, records and accounts, including, but not limited to, payroll and intercompany transaction accounts.

                  (vi) Take or refrain from taking, as applicable, each of the activities specified in the "non-consolidation" opinion of Bingham Dana LLP delivered on the Closing Date, upon which the conclusions expressed therein are based.

         (l) Location of Seller Records Instruments. The Seller (x) shall not move the location of its principal executive office, without 30 days' prior written notice to the Deal Agent and (y) shall not move, or consent to the Servicer or Collateral Custodian moving, the Loan Documents without 30 days' prior written notice to the Deal Agent and (z) will promptly take all actions required of each relevant jurisdiction in order to continue the first priority perfected security interest of the Deal Agent as agent for the Secured Parties (except for Permitted Liens) in all Assets in the Asset Pool, including delivery of an opinion of counsel acceptable to the Deal Agent.

         (m) ERISA Matters. The Seller will not (a) engage or permit any ERISA Affiliate to engage in any prohibited transaction for which an exemption is not available or has not previously been obtained from the United States Department of Labor; (b) permit to exist any accumulated funding deficiency, as defined in
Section 302(a) of ERISA and Section 412(a) of the Code, or funding deficiency with respect to any Benefit Plan other than a Multiemployer Plan; (c) fail to make any payments to a Multiemployer Plan that the Seller or any ERISA Affiliate may be required to make under the agreement relating to such Multiemployer Plan or any law pertaining thereto; (d) terminate any Benefit Plan so as to result in any liability; or (e) permit to exist any occurrence of any reportable event described in Title IV of ERISA.

         (n) Originator Assets. With respect to each Asset acquired by the Seller, the Seller will (i) acquire such Asset pursuant to and in accordance with the terms of the Purchase Agreement, (ii) take all action necessary to perfect, protect and more fully evidence the Seller's ownership of such Asset, including, without limitation, (A) filing and maintaining, effective financing statements (Form UCC-l) against the Originator in all necessary or appropriate filing offices, and filing continuation statements, amendments or assignments with respect thereto in such filing offices and (B) executing or causing to be executed such other instruments or notices as may be necessary or appropriate, (iii) perform in accordance with those terms of the Assets requiring performance thereof by the Seller, and (vi) take all additional action that the Deal Agent may reasonably request to perfect, protect and more fully evidence the respective interests of the parties to this Agreement in the Assets and interest therein represented by the Asset Interests.

         (o) Transactions with Affiliates. The Seller will not enter into, or be a party to, any transaction with any of its Affiliates, except (i) the transactions permitted or contemplated by this Agreement, the Purchase Agreement and any Hedging Agreements, (ii) other transactions (including, without limitation, the lease of office space or computer equipment or software by the Seller to or from an Affiliate) (A) in the ordinary course of business, (B) pursuant to the reasonable requirements of the Seller's business, (C) upon fair and reasonable terms that are no less favorable to the Seller than could be obtained in a comparable arm's-length transaction with a Person not an Affiliate of the Seller, and (D) not inconsistent with the factual assumptions set forth in the "non-consolidation" legal opinion letter issued by Bingham Dana LLP and delivered to the Deal Agent as a condition to the initial Purchase, as such assumptions may be modified in any subsequent opinion letters delivered to the Deal Agent pursuant to Section 3.2 or otherwise, and (iii) holding the certificates of FIB Funding Trust II issued in connection with the note issued by FIB Funding Trust II pursuant to the Indenture. It is understood that any compensation arrangement for officers shall be permitted under clause (ii)(A) through (C) above if such arrangement has been expressly approved by the board of directors of the Seller.

         (p) Change in the Purchase Agreement. The Seller will not amend, modify, waive or terminate any terms or conditions of the Purchase Agreement, without the consent of Deal Agent.

         (q) Amendment to Certificate of Incorporation. The Seller will not amend, modify or otherwise make any change to its Certificate of Incorporation which would delete or otherwise nullify or circumvent the provisions set forth on Exhibit C hereto.

         (r) Credit and Collection Policies. The Seller shall take all actions necessary to comply with the terms of the Credit and Collection Policies, and the Seller shall not cause or permit any changes to be made to the Credit and Collection Policies in any manner that would materially and adversely affect the collectibility of the Loans that are in the Asset Pool without the prior written consent of the Deal Agent.

         (s) Accounting of Purchases. Other than for federal, state and local income tax purposes, the Seller will account for and treat (whether in financial statements or otherwise) the transactions contemplated hereby as financings of such Asset Interests. The Seller will treat the transactions contemplated by the Purchase Agreement as the sale or absolute assignment of the Originator Assets by the Originator to the Seller, as the case may be, although the Asset Interests transferred from the Originator to the Seller will continue to be retained on the Originator's balance sheet for financial reporting purposes.

         (t) Ex-Im Policy. If any Ex-Im 2 Loans are outstanding, (i) on or before the expiration of the then existing Ex-Im Policy, the Seller will deliver to the Deal Agent a copy of a renewal or replacement Ex-Im Policy showing the Seller as an insured and the Deal Agent as loss payee, and the Seller will notify the Deal Agent on or before such expiration date of any Obligor under an Ex-Im 2 Loan that has been excluded from policy coverage upon such renewal or replacement; (ii) the Seller will comply with all warranties, covenants and agreements of the "Insured" under the Ex-Im Policy; (iii) the Seller will cooperate with the Servicer and take all actions reasonably required by the Servicer to collect amounts due under the Ex-Im Policy.

         (u) FIB Existing Account/Establishment of Lock-Box Account. As long as any Collections are held therein, the Seller will not grant, create, incur or suffer to exist any Adverse Claim with respect to the Collections in the FIB Existing Account. The Seller will promptly notify the Deal Agent of the existence of any Adverse Claim with respect to any Collections in the FIB Existing Account and the Seller shall defend the right, title and interest of the Deal Agent as agent for the Secured Parties in such Collections against all claims of third parties. Upon the request of the Deal Agent, the Seller shall cause a Lock-Box Account to be established within five (5) Business Days and shall promptly transfer all Collections in the FIB Existing Account into such Lock-Box Account.

         SECTION 5.3 RELEASE OF LIEN.

         At the same time as (i) any Loan in the Asset Pool expires by its terms and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account or (ii) any Loan becomes a Prepaid Loan and all amounts in respect thereof have been paid by the related Obligor and deposited in the Collection Account, the Deal Agent as agent for the Purchasers will, to the extent requested by the Servicer, release its interest in such Loan and Loan Documents.

         SECTION 5.4 HEDGE AGREEMENT.

         (a) Within ten (10) Business Days of the Closing Date and on or prior to each Purchase Date for any Purchase thereafter, the Seller shall enter into one or more Hedge Transactions for that Purchase, provided that each such Hedge Transaction shall:

                  (i) be entered into with a Hedge Counterparty and governed by a Hedging Agreement;

                  (ii) have monthly payment periods the first of which commences on the Purchase Date of that Purchase and the last of which ends on the last Scheduled Payment due to occur under the Loans to which that Purchase relates;

                  (iii) have an amortizing notional amount such that the Hedge Notional Amount in effect during any monthly payment period shall be equal to at least seventy-five percent (75%) but not more than one hundred percent (100%) of the aggregate Capital outstanding of Commercial Loans hereunder; provided, however, that the above percentage shall increase to one hundred percent (100%) for any period during which the difference between the Portfolio Yield and the Adjusted Eurodollar Rate is less than 2%; and

                  (iv) provide for two series of monthly payments to be netted against each other, one such series being payments to be made by the Seller to a Hedge Counterparty (solely on a net basis) by reference to a fixed interest rate, and the other such series being payments to be made by the Hedge Counterparty to the Deal Agent (solely on a net basis) by reference to the money market yield of the rate set forth in Federal Reserve Statistical Release H.15 (519) under the caption "Commercial Paper-Nonfinancial" for a 30-day maturity as in effect on the first day of each monthly payment period, the net amount of which shall be paid into the Collection Account (if payable by the Hedge Counterparty) or from the Collection Account to the extent funds are available under Section 2.7 or 2.9 of this Agreement (if payable by the Seller).

         (b) As additional security hereunder, Seller hereby assigns to the Deal Agent, as agent for the Secured Parties, all right, title and interest of Seller in each Hedging Agreement, each Hedge Transaction, and all present and future amounts payable by a Hedge Counterparty to Seller under or in connection with the respective Hedging Agreement and Hedge Transaction(s) with that Hedge Counterparty ("Hedge Collateral"), and grants a security interest to the Deal Agent, as agent for the Secured Parties, in the Hedge Collateral. Seller acknowledges that, as a result of that assignment, Seller may not, without the prior written consent of the Deal Agent, exercise any rights under any Hedging Agreement or Hedge Transaction, except for Seller's right under any Hedging Agreement to enter into Hedge Transactions in order to meet the Seller's obligations under Section 5.4(a) hereof. Nothing herein shall have the effect of releasing the Seller from any of its obligations under any Hedging Agreement or any Hedge Transaction, nor be construed as requiring the consent of the Deal Agent or any Secured Party for the performance by Seller of any such obligations.

         SECTION 5.5 RETRANSFER OF INELIGIBLE LOANS.

         In the event of a breach of any representation or warranty set forth in
Section 4.2 with respect to a Loan in the Asset Pool (each such Loan, an "Ineligible Loan") which breach results in a Trigger Event, or would result in a Trigger Event at the next Determination Date or other date of determination, no later than thirty (30) days after the earlier of (i) knowledge by the Seller of such Loan becoming an Ineligible Loan and causing a Trigger Event or prospective Trigger Event, and (ii) receipt by the Seller from the Deal Agent or Servicer of written notice thereof, the Seller shall either (a) accept the retransfer of each such Ineligible Loan, and the Deal Agent as agent for the Purchasers shall convey to the Seller, without recourse, representation or warranty, all of its right, title and interest in such Ineligible Loan; or (b) subject to the satisfaction of the conditions in Section 2.9, substitute for such Ineligible Loan a Substitute Loan; provided, however, that no such retransfer shall be required to be made with respect to such Ineligible Loan (and such Loan shall cease to be an Ineligible Loan) if, on or before the expiration of such 30-day period, the representations and warranties in Section 4.2 with respect to such Loan shall be made true and correct in all material respects with respect to such Loan as if such Loan had been transferred to the Purchasers on such day. Notwithstanding anything contained in this Section 5.5 to the contrary, in the event of breach of any representation and warranty set forth in
Section 4.2, with respect to any interest in each Loan and the Related Property having been conveyed to the Purchasers free and clear of any Lien of any Person claiming through or under the Seller and its Affiliates (other than Permitted Liens) and in compliance in all material respects, with all Requirements of Law applicable to the Seller, immediately upon the earlier to occur of the discovery of such breach by the Seller or receipt by the Seller of written notice of such breach given by the Deal Agent, the Seller shall repurchase and the Deal Agent on behalf of the Secured Parties shall convey, free and clear of any Lien created pursuant to this Agreement, all of its right, title and interest in such Ineligible Loan, and the Deal Agent shall, in connection with such conveyance and without further action, be deemed to represent and warrant on behalf of the Secured Parties that it has the corporate authority and has taken all necessary corporate action to accomplish such conveyance, but without any other representation or warranty, express or implied. In any of the foregoing instances, the Seller shall accept the retransfer of each such Ineligible Loan, and the Aggregate Outstanding Loan Balance shall be reduced by the Outstanding Loan Balance of each such Ineligible Loan and, if applicable, increased by the Outstanding Loan Balance of each such Substitute Loan. On and after the date of retransfer, the Ineligible Loan so retransferred shall not be included in the Asset Pool and, as applicable, the Substitute Loan shall be included in the Asset Pool. In consideration of such retransfer without substitution of a Substitute Loan, the Seller shall, on the date of retransfer of such Ineligible Loan, make a deposit to the Collection Account (for allocation pursuant to Section 2.7) in immediately available funds in an amount equal to the Outstanding Loan Balance of such Ineligible Loan (to the extent that the Deemed Collections with respect to such Ineligible Loan have not already been deposited in the Collection Account), plus interest thereon from the last day of the immediately preceding Fixed Period to and including the date of repurchase at a rate per annum equal to the weighted average of the Yield Rates. Upon each retransfer to the Seller of such Ineligible Loan, the Deal Agent, as agent for the Purchasers, shall automatically and without further action be deemed to transfer, assign and set-over to the Seller without recourse, representation or warranty, all the right, title and interest of the Deal Agent, as agent for the Purchasers, in, to and under such Ineligible Loan and all monies due or to become due with respect thereto, and all proceeds of such Ineligible Loan and Recoveries and Insurance Proceeds relating thereto and all rights to Related Property and other security for any such Ineligible Loan, and all proceeds and products of the foregoing. The Deal Agent, as agent for the Purchasers, shall, at the sole expense of the Servicer execute such documents and instruments of transfer as may be prepared by the Servicer on behalf of the Seller and take other such actions as shall reasonably be requested by the Seller to effect the transfer of such Ineligible Loan pursuant to this subsection.

         SECTION 5.6 RETRANSFER OF ASSETS.

         In the event of a breach of any representation or warranty set forth in
Section 4.2 hereof which breach could reasonably be expected to have a material adverse effect on the rights of the Secured Parties or the Deal Agent, as agent of the Secured Parties, or on the ability of the Seller to perform its obligations hereunder, by notice then given in writing to the Seller, the Deal Agent may direct the Seller to accept the retransfer of all of the Assets, in which case the Seller shall be


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
obligated to accept retransfer of such Assets on a Payment Date specified by the Seller which date shall be at least thirty (30) days after the date of such notice (such date, the "Retransfer Date") and to terminate all Hedge Transactions prior to the Retransfer Date; provided, however, that no such retransfer shall be required to be made if, on or before expiration of such applicable period, the representations and warranties contained in Section 4.2 shall then be true and correct in all material respects. The Seller shall deposit on the Retransfer Date an amount equal to the deposit amount provided below for such Assets in the Collection Account for distribution to the Secured Parties in accordance with Section 2.7. The deposit amount (the "Retransfer Amount") for such retransfer will be equal to (A) the Aggregate Unpaids minus
(B) the amount, if any, available in the Collection Account on such Payment Date. On the Retransfer Date, provided that the full Retransfer Amount has been deposited into the Collection Account, the Assets shall be transferred to the Seller; and the Deal Agent as agent for the Secured Parties shall, at the sole expense of the Servicer, execute and deliver such instruments of transfer, in each case without recourse, representation or warranty, as shall be prepared and reasonably requested by the Servicer on behalf of the Seller to vest in the Seller, or its designee or assignee, all right, title and interest of the Deal Agent as agent for the Secured Parties in, to and under the Assets. If the Deal Agent gives a notice directing the Seller to accept such a retransfer as provided above, the obligation of Seller to accept a retransfer pursuant to this
Section 5.6 shall constitute the sole remedy respecting a breach of the representations and warranties contained in Section 4.2 available to the Secured Parties and the Deal Agent on behalf of the Secured Parties.


                                   ARTICLE VI

                      ADMINISTRATION AND SERVICING OF LOANS

         SECTION 6.1 APPOINTMENT AND ACCEPTANCE; DUTIES.

         The Seller hereby appoints FIB as Servicer pursuant to this Agreement. FIB accepts such appointment and agrees to act as the Servicer pursuant to this Agreement to service the Transferred Loans and to serve in such capacity until the termination of its responsibilities pursuant to Section 6.26. HSBC is hereby appointed as Backup Servicer and Collateral Custodian pursuant to this Agreement. HSBC accepts the appointment and agrees to act as the Backup Servicer and Collateral Custodian pursuant to this Agreement.

         SECTION 6.2 DUTIES AND RESPONSIBILITIES OF THE SERVICER AND THE
                     COLLATERAL CUSTODIAN.

         (a) The Servicer shall conduct the servicing, administration and collection of the Transferred Loans and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect Transferred Loans from time to time on behalf of the Purchasers. The Servicer will perform its servicing duties with reasonable care, using that degree of skill and attention that a prudent person engaging in such activities would exercise, but in any event shall not act with less care than the Servicer exercises with respect to all comparable loans that it services for itself or others. Neither the Secured Parties, the Deal Agent nor the

Collateral Custodian shall have any obligation or liability with respect to any Transferred Loans, nor shall any of them be obligated to perform any of the obligations of the Servicer hereunder.

         (b) The duties of the Servicer, as the Purchasers' agent, shall include, without limitation:

                  (i) preparing and submitting of claims to, and post-billing liaison with, Obligors on Transferred Loans;

                  (ii) maintaining all necessary Servicing Records with respect to the Transferred Loans and providing such reports to the Liquidity Agent and the Deal Agent in respect of the servicing of the Transferred Loans (including information relating to its performance under this Agreement) as may be required hereunder or as the Liquidity Agent or the Deal Agent may reasonably request;

                  (iii) maintaining and implementing administrative and operating procedures (including, without limitation, an ability to recreate Servicing Records evidencing the Transferred Loans in the event of the destruction of the originals thereof) and keeping and maintaining all documents, books, records and other information reasonably necessary or advisable for the collection of the Transferred Loans (including, without limitation, records adequate to permit the identification of each new Transferred Loan and all Collections of and adjustments to each existing Transferred Loan);

                  (iv) promptly delivering to the Deal Agent, from time to time, such information and Servicing Records relating to the Transferred Loans (including information relating to its performance under this Agreement) as the Deal Agent may from time to time reasonably request;

                  (v) identifying each Transferred Loan clearly and unambiguously in its Servicing Records to reflect that such Transferred Loan is owned by the Purchasers;

                  (vi) complying in all material respects with the Credit and Collection Policies in regard to each Transferred Loan;

                  (vii) complying in all material respects with all Requirements of Law, rules, regulations and orders with respect to it, its business and properties and all Transferred Loans and Collections with respect thereto;

                  (viii) preserving and maintaining its existence, rights, franchises and privileges as a bank organized under the laws of the State of Connecticut and qualifying to and remaining authorized to perform obligations as Servicer (including enforcement of collection of Transferred Loans on behalf of the Secured Parties) in each jurisdiction where the failure to preserve and maintain such existence, rights, franchises, privileges and qualification would materially adversely affect (A) the rights or interests of the Secured Parties in the Transferred Loans, (B) the collectibility of any Transferred Loan, or (C) the ability of the Servicer to perform its obligations hereunder;

                  (ix) immediately, but not later than three (3) Business Days after such occurrence, notifying the Liquidity Agent and the Deal Agent of the occurrence of an Early Amortization Event (including, without limitation, a material adverse change in the financial condition of the Originator);

                  (x) notifying the Liquidity Agent and the Deal Agent of any material action, suit, proceeding, dispute, offset deduction, defense or counterclaim that is or may be (1) asserted by an Obligor with respect to any Transferred Loan; or (2) reasonably expected to have a material adverse effect on the Loans as a whole or on the ability of the Servicer or the Originator to perform its obligations under the Transaction Documents or on the Servicer or the Seller or any of their respective property; and

                  (xi) notifying the Deal Agent of any change in the Credit and Collections Policies.

         (c) Disposition Upon Defaulted Loan. Upon any Loan in the Asset Pool becoming a Defaulted Loan, the Servicer will use commercially reasonable efforts in accordance with the Credit and Collection Policies to dispose of any Related Property. Without limiting the generality of the foregoing, to the extent provided by law, the Servicer may dispose of any such Related Property by purchasing such Related Property or by selling such Related Property to any of its Affiliates for a purchase price equal to the fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent setting forth the Loan, the Related Property, the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property.

         (d) Further Assurances. The Deal Agent will, at the sole expense of the Servicer, furnish the Servicer with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties under this Agreement.

         (e) Custodial Duties. The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered by the Seller in accordance with the terms and conditions of this Agreement, all for the benefit of the Purchasers and subject to the Lien thereon in favor of the Deal Agent as agent for the Secured Parties. Within five Business Days of its receipt of any Required Loan Document, the Collateral Custodian shall review the related Required Loan Documents to verify that such Required Loan Documents have been executed and have no missing or mutilated pages and to confirm that such Loan is referenced on the related list of Loans delivered in connection with the related Purchase Certificate. In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Required Loan Documents hereunder to the Collateral Custodian, the Servicer shall provide to the Collateral Custodian an electronic file (in EXCEL or a comparable format) that contains the related list of Required Loan Documents or which otherwise contains the Loan number and the name of the Obligor with respect to each related Loan. If, at the conclusion of such review, the Collateral Custodian shall determine that such Required Loan Documents are not executed or in proper form on its face, or that the respective Loan is not referenced on such list of Required Loan Documents, the Collateral Custodian shall promptly notify the Seller and the Deal Agent of such determination by providing a written report to such Persons setting forth, with particularity, the lack of execution of such Required Loan Documents, that such Required Loan Documents have missing or mutilated pages, or the fact that such Loan was not referenced on the related list. In addition, unless instructed otherwise in writing by the Seller or the Deal Agent within 10 days of the Collateral Custodian's delivery of such report, the Collateral Custodian shall return any Required Loan Documents not referenced on such list of Loans to the Seller. Other than the foregoing, the Collateral Custodian shall not have any responsibility for reviewing any Required Loan Documents.

         In taking and retaining custody of the Required Loan Documents, the Collateral Custodian shall be deemed to be acting as the agent of the Deal Agent as agent for the Purchasers and Secured Parties, provided, however, that the Collateral Custodian makes no representations as to the existence, perfection or priority of any Lien on the Required Loan Documents or the instruments therein, and provided, further, that the Collateral Custodian's duties as agent shall be limited to those expressly contemplated herein. All Required Loan Documents shall be kept in fireproof vaults or cabinets at the locations specified on
Schedule V attached hereto, or at such other office as shall be specified to the Deal Agent by the Collateral Custodian in a written notice delivered at least 45 days prior to such change. All Required Loan Documents shall be placed together in a separate file cabinet with an appropriate identifying label and maintained in such a manner so as to permit retrieval and access. All Required Loan Documents shall be clearly segregated from any other documents or instruments maintained by the Collateral Custodian. The Collateral Custodian shall clearly indicate that such Required Loan Documents are the sole property of the Purchasers and that the Seller has granted an interest therein to the Deal Agent on behalf of the Secured Parties. In performing its duties, the Collateral Custodian shall use the same degree of care and attention as it employs with respect to similar contracts which it holds as Collateral Custodian.

         (f) Concerning the Collateral Custodian.

                  (i) The Collateral Custodian may conclusively rely on and shall be fully protected in acting upon any certificate, instrument, opinion, notice, letter, telegram or other document delivered to it and which in good faith it reasonably believes to be genuine and which has been signed by the proper party or parties. The Collateral Custodian may rely conclusively on and shall be fully protected by in acting upon
         (A) the written instructions of any designated officer of the Deal Agent (and shall provide a copy thereof to the Seller) or (B) the verbal instructions of the Deal Agent, which the Collateral Custodian shall promptly confirm in writing (and shall provide a copy thereof to the Seller).

                  (ii) The Collateral Custodian may consult counsel satisfactory to it and the written advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

                  (iii) The Collateral Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistakes of fact or


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
         law, or for anything which it may do or refrain from doing in connection herewith except in the case of its willful misconduct or grossly negligent performance or omission.

                  (iv) The Collateral Custodian makes no warranty or representation and shall have no responsibility (except as expressly set forth in this Agreement) as to the content, enforceability, completeness, validity, sufficiency, value, genuineness, ownership or transferability of the Loans, and will not be required to and will not make any representations as to the validity or value (except as expressly set forth in this Agreement) of any of the Loans. The Collateral Custodian shall not be obligated to take any legal action hereunder which might in its judgment involve any expense or liability unless it has been furnished with an indemnity reasonably satisfactory to it.

                  (v) The Collateral Custodian shall have no duties or responsibilities except such duties and responsibilities as are specifically set forth in this Agreement and no covenants or obligations shall be implied in this Agreement against the Collateral Custodian.

                  (vi) Except for overhead and general administrative expenses, the Collateral Custodian shall not be required to expend or risk its own funds in the performance of its duties hereunder.

                  (vii) It is expressly agreed and acknowledged that the Collateral Custodian is not guaranteeing performance of or assuming any liability for the obligations of the other parties hereto or any parties to the Loans.

         SECTION 6.3 AUTHORIZATION OF THE SERVICER.

         (a) Each of the Originator, the Seller and the Deal Agent on behalf of the Secured Parties and each Hedge Counterparty hereby authorizes the Servicer (including any successor thereto) to take any and all reasonable steps in its name and on its behalf necessary or desirable and not inconsistent with the sale of the Transferred Loans to the Purchasers, in the determination of the Servicer, to collect all amounts due under any and all Transferred Loans, including, without limitation, endorsing any of their names on checks and other instruments representing Collections, executing and delivering any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Transferred Loans and, after the delinquency of any Transferred Loan and to the extent permitted under and in compliance with Requirements of Law and regulations, to commence proceedings with respect to enforcing payment thereof, to the same extent as the Originator could have done if it had continued to own such Loan. The Originator, the Seller and the Deal Agent on behalf of the Secured Parties and each Hedge Counterparty shall furnish the Servicer (and any successors thereto) with any powers of attorney and other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder, and shall cooperate with the Servicer to the fullest extent in order to ensure the collectibility of the Transferred Loans. In no event shall the Servicer be entitled to make any Secured Party, any Hedge Counterparty, the Collateral Custodian or the Deal Agent a party to any litigation without such party's express prior written consent, or to make the Seller a party to


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
any litigation (other than any routine foreclosure or similar collection procedure) without the Deal Agent's consent.

         (b) After an Early Amortization Event has occurred and is continuing, at the Agent's direction the Servicer shall take such action as the Deal Agent may deem necessary or advisable to enforce collection of the Transferred Loans; provided, however, that the Deal Agent may, at any time that an Early Amortization Event has occurred and is continuing, notify any Obligor with respect to any Transferred Loans of the assignment of such Transferred Loans, to the Deal Agent and direct that payments of all amounts due or to become due to any other party thereunder be made directly to the Deal Agent or any servicer, collection agent or lockbox or other account designated by the Deal Agent and, upon such notification and at the expense of the Seller, the Deal Agent may enforce collection of any such Transferred Loans and adjust, settle or compromise the amount or payment thereof.

         SECTION 6.4 COLLECTION OF PAYMENTS.

         (a) Collection Efforts, Modification of Loans. The Servicer will make reasonable efforts to collect all payments called for under the terms and provisions of the Loans included in the Asset Pool as and when the same become due, and will follow those collection procedures which it follows with respect to all comparable Loans that it services for itself or others; provided, however, that so long as FIB or the Servicer Assignee is the Servicer the Servicer shall collect all payments in accordance with the Credit and Collection Policies. The Servicer may not waive, modify or otherwise vary any provision of a Loan that is included in the Asset Pool other than as permitted in the Credit and Collection Policies or as permitted by the Deal Agent. The Servicer may in its discretion waive any late payment charge or any other fees that may be collected in the ordinary course of servicing any Loan included in the Asset Pool.

         (b) Prepaid Loan. The Servicer may not permit a Loan in the Asset Pool to become a Prepaid Loan (which shall not include a Loan that becomes a Prepaid Loan due to a Casualty Loss), unless (x) the Servicer provides an Additional Loan or (y) such prepayment will not result in the Collection Account receiving an amount (the "Prepayment Amount") less than the sum of (A) the Outstanding Loan Balance on the date of such prepayment, (B) any outstanding Servicer Advances thereon, (C) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Loan becoming a Prepaid Loan, and (D) any accrued and unpaid Yield thereon and all Breakage Costs arising as a result of such prepayment. After an Early Amortization Event has occurred, the Servicer may not permit a Loan in the Asset Pool to become a Prepaid Loan (which shall not include a Loan that becomes a Prepaid Loan due to a Casualty Loss), unless the Servicer collects an amount equal to the sum of (A) the Outstanding Loan Balance on the date of such prepayment, (B) any outstanding Servicer Advances thereon, (C) all Hedge Breakage Costs owing to the relevant Hedge Counterparty for any termination of one or more Hedge Transactions, in whole or in part, as required by the terms of any Hedging Agreement as the result of any such Loan becoming a Prepaid Loan, and (D) any accrued and unpaid Yield thereon and all Breakage Costs arising as a result of such prepayment.



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
         (c) Acceleration. The Servicer shall accelerate the maturity of all or any Scheduled Payments under any Loan included in the Asset Pool under which a default under the terms thereof has occurred and is continuing (after the lapse of any applicable grace period) promptly after such Loan becomes a Defaulted Loan; provided, however, that so long as FIB or the Servicer Assignee is the Servicer the Servicer shall collect all Defaulted Loans in accordance with the Credit and Collections Policies.

         (d) Taxes and other Amounts. To the extent provided for in any Loan included in the Asset Pool, the Servicer will use its best efforts to collect all payments with respect to amounts due for taxes, assessments and insurance premiums relating to such Loans or the Related Property and remit such amounts to the appropriate Governmental Authority or insurer on or prior to the date such payments are due.

         (e) Payments to FIB Existing Account and Lock-Box Account. On or before each applicable Purchase Date, the Servicer shall have instructed all Obligors to make all payments in respect of the Loans in the Asset Pool to the FIB Existing Account; provided, however, notwithstanding the foregoing, upon the establishment of a Lock-Box Account pursuant to Section 5.2 hereof, the Servicer shall promptly instruct all Obligors to make all payments in respect of the Loans in the Asset Pool to a Lock-Box or directly to a Lock-Box Account.

         (f) Establishment of the Collection Account. The Servicer shall cause to be established, on or before the Closing Date, and maintained in the name of the Deal Agent, with a "Qualified Institution" (as hereinafter defined) the Collection Account. A "Qualified Institution" shall be a depository institution or trust company that at all times shall be organized under the laws of the United States or any one of the States thereof or the District of Columbia (or any domestic branch of a foreign bank), (i) (A) which has either (1) a long-term unsecured debt rating of A- or better by S&P and A3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-l or better by S&P or P-l or better by Moody's, (B) the parent corporation of which has either (1) a long-term unsecured debt rating of A- or better by S&P and A3 or better by Moody's or (2) a short-term unsecured debt rating or certificate of deposit rating of A-l or better by S&P and P-1 or better by Moody's or (C) is otherwise acceptable to the Deal Agent and (ii) whose deposits are insured by the Federal Deposit Insurance Corporation.

         SECTION 6.5 SERVICER ADVANCES.

         For each Collection Period, if the Servicer determines that any Scheduled Payment (or portion thereof) which was due and payable pursuant to a Loan in the Asset Pool during such Collection Period was not received prior to the end of such Collection Period, the Servicer may make an advance in an amount up to the amount of such delinquent Scheduled Payment (or portion thereof); in addition, if on any day there are not sufficient funds on deposit in the Collection Account to pay accrued Yield on any Asset Interest the Fixed Period of which ends on such day, the Servicer shall make an advance in the amount necessary to pay such Yield (in either case, any such advance, a "Servicer Advance"). Notwithstanding the preceding sentence, (i) the Servicer shall be required to make a Servicer Advance with respect to any Loan if, and only if, the Servicer determines (such determination to be conclusive and binding) in good faith


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that such Servicer Advance will ultimately be recoverable from future collections on, or the liquidation of, the Asset Pool and payments by one or more Hedge Counterparties under one or more Hedging Agreements, (ii) the Servicer's obligation to make a Servicer Advance for any Loan shall cease on the day such Loan becomes a Defaulted Loan or a Charged-Off Loan and (iii) any successor Servicer, including the Backup Servicer, will not be obligated to make any Servicer Advances. The Servicer will deposit any Servicer Advances into the Collection Account on or prior to 11:00 a.m. (Charlotte, North Carolina time) on the related Payment Date, in immediately available funds.

         SECTION 6.6 REALIZATION UPON DEFAULTED LOANS.

         The Servicer will use reasonable efforts to repossess or otherwise comparably convert the ownership of any Related Property with respect to a Defaulted Loan and will act as sales and processing agent for Related Property which it repossesses. The Servicer will follow such other practices and procedures as it deems necessary or advisable and as are customary and usual in its servicing of loans and other actions by the Servicer in order to realize upon such Related Property, which practices and procedures may include reasonable efforts to enforce all obligations of Obligors and repossessing and selling such Related Property at public or private sale in circumstances other than those described in the preceding sentence, provided, however, that so long as FIB or the Servicer Assignee is Servicer the Servicer shall follow the practices and procedures with respect to the servicing of loans and the realization upon any Related Property as are set forth in the Credit and Collection Policies. Without limiting the generality of the foregoing, the Servicer may sell any such Related Property with respect to the Servicer or its Affiliates for a purchase price equal to the then fair market value thereof, any such sale to be evidenced by a certificate of a Responsible Officer of the Servicer delivered to the Deal Agent setting forth the Loan, the Related Property, the sale price of the Related Property and certifying that such sale price is the fair market value of such Related Property. In any case in which any such Related Property has suffered damage, the Servicer will not expend funds in connection with any repair or toward the repossession of such Related Property unless it reasonably determines that such repair and/or repossession will increase the Recoveries by an amount greater than the amount of such expenses. The Servicer will remit to the Collection Account the Recoveries received in connection with the sale or disposition of Related Property with respect to a Defaulted Loan.

         SECTION 6.7 REPRESENTATIONS AND WARRANTIES OF BACKUP SERVICER AND
                     COLLATERAL CUSTODIAN.

         Each of the Backup Servicer and the Collateral Custodian represents and warrants to the Deal Agent, as agent for the Secured Parties, and the Secured Parties that, as of the Closing Date and on each Purchase Date, insofar as any of the following affects the Backup Servicer's or the Collateral Custodian's, as the case may be, ability to perform its obligations pursuant to this Agreement in any material respect:

         (a) Organization and Good Standing. HSBC is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New York with all


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
requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Power and Authority. Each of the Backup Servicer and the Collateral Custodian has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. Each of the Backup Servicer and the Collateral Custodian has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action.

         (c) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Backup Servicer and the Collateral Custodian will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the charter or bylaws of the Backup Servicer or the Collateral Custodian, or any term of any material agreement, indenture, mortgage, deed of trust or other instrument to which the Backup Servicer or the Collateral Custodian is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunction, decree, determination or award of any Governmental Authority applicable to HSBC or any of its properties that might (in the reasonable judgment of the Backup Servicer or the Collateral Custodian, as the case may be) materially and adversely affect the performance by the Backup Servicer or the Collateral Custodian of its obligations under, or the validity or enforceability of, this Agreement.

         (d) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit (collectively, the "Consents") of or with any State of New York governmental authority or agency regulating the banking and trust powers of the Backup Servicer or the Collateral Custodian or any of its respective properties is required to be obtained by or with respect to the Backup Servicer or the Collateral Custodian in order for the Backup Servicer or the Collateral Custodian, as the case may be, to enter into this Agreement or perform its obligations hereunder (except with respect to performance only, such Consents as the Backup Servicer or the Collateral Custodian, as the case may be, may need to obtain prior to the commencement of its performance of its duties hereunder in the certain jurisdictions outside of New York, provided that in lieu of obtaining for itself the requisite Consents, the Backup Servicer or the Collateral Custodian, as the case may be, may and shall be permitted to delegate the performance of its duties to parties having the requisite Consents in such jurisdictions; provided, however, in the case of such delegation of performance the Backup Servicer or the Collateral Custodian, as the case may be, shall not be relieved of their responsibility under this Agreement with respect to such duties).

         (e) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of HSBC, enforceable against the Backup Servicer and the Collateral Custodian in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

         (f) No Proceeding. There are no proceedings or investigations pending or, to the best of its knowledge, threatened, against the Backup Servicer or the Collateral Custodian, before any


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
Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Backup Servicer or the Collateral Custodian, as the case may be) materially and adversely affect the performance by the Backup Servicer or the Collateral Custodian of its obligations under, or the validity or enforceability of, this Agreement.

         SECTION 6.8 MAINTENANCE OF INSURANCE POLICIES.

         The Servicer will require that each Obligor with respect to a Loan included in the Asset Pool maintains an Insurance Policy with respect to each Loan and the Related Property, in accordance with the Credit and Collection Policies. In connection with its activities as Servicer, the Servicer agrees to present, or to require the Obligor to present, on behalf of the Deal Agent as agent for the Secured Parties, claims to the insurer under each Insurance Policy and any such liability policy, and to settle, adjust and compromise such claims, in each case, consistent with the terms of each related Loan.

         SECTION 6.9 REPRESENTATIONS AND WARRANTIES OF SERVICER.

         The Servicer represents and warrants to the Deal Agent, as agent for the Secured Parties, each Secured Party, the Liquidity Agent and each Investor that, as of the Closing Date and on each Purchase Date:

         (a) Organization and Good Standing. The Servicer is a bank organized under the laws of the State of Connecticut duly organized and validly existing with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations pursuant to this Agreement.

         (b) Due Qualification. The Servicer is qualified to do business, is in good standing, and has obtained all licenses and approvals as required under the laws of all jurisdictions in which the ownership or lease of its property and or the conduct of its business (other than the performance of its obligations hereunder) requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not have a material adverse effect on the interests of the Seller or of the Purchasers. The Servicer is qualified to do business, is in good standing, and has obtained all licenses and approvals as required under the laws of all states in which the performance of its obligations pursuant to this Agreement requires such qualification, standing, license or approval and where the failure to qualify or obtain such license or approval would have material adverse effect on its ability to perform hereunder.

         (c) Power and Authority. The Servicer has the corporate power and authority to execute and deliver this Agreement and to carry out its terms. The Servicer has duly authorized the execution, delivery and performance of this Agreement by all requisite corporate action. The execution, delivery and performance of this Agreement does not contravene the Servicer's Certificate of Incorporation or by-laws.



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         (d) No Violation. The consummation of the transactions contemplated by, and the fulfillment of the terms of, this Agreement by the Servicer (with or without notice or lapse of time) will not (i) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Servicer, or any term of any agreement, indenture, mortgage, deed of trust of other instrument to which the Servicer is a party or by which it or any of its property is bound, (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, or (iii) violate any law, regulation, order, writ, judgment, injunctions, decree, determination or award of any Governmental Authority applicable to the Servicer or any of its properties.

         (e) No Consent. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over the Servicer or any of its properties is required to be obtained by or with respect to the Servicer in order for the Servicer to enter into this Agreement or perform its obligations hereunder.

         (f) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by (i) applicable Insolvency Laws and (ii) general principles of equity (whether considered in a suit at law or in equity).

         (g) No Proceeding. There are no proceedings or investigations pending or threatened against the Servicer, before any Governmental Authority (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might (in the reasonable judgment of the Servicer) materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement.

         (h) Reports Accurate. No Servicer Certificate, information, exhibit, financial statement, document, book, Servicer Record or report furnished or to be furnished by the Servicer to the Deal Agent or a Secured Party in connection with this Agreement is or will be inaccurate in any material respect as of the date it is or shall be dated or (except as otherwise disclosed to the Deal Agent or such Secured Party, as the case may be, at such time) as of the date so furnished.

         (i) Investment Company Act.

                  (i) The Servicer represents and warrants that the Servicer has never been, is not now, and will not in the future be operated in such a manner as to cause the Servicer to be an "investment company," as such term is defined in Section 3 of the 1940 Act; and

                  (ii) The Servicer represents and warrants that the business and other activities of the Servicer, including but not limited to, the consummation and conduct of the transactions contemplated by the Transaction Documents to which the Servicer is a party do not now and will not in the future result in a violation by the Servicer, the Borrower,


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
         or any other person or entity of the 1940 Act or the rules and regulations promulgated thereunder.

         SECTION 6.10 COVENANTS OF SERVICER.

         The Servicer hereby covenants that:

         (a) Compliance with Law. The Servicer will comply with all laws and regulations of any Governmental Authority applicable to the Servicer or the Loans included in the Asset Pool and Related Property and Loan Documents or any part thereof.

         (b) Obligations with Respect to Loans; Modifications. The Servicer will duly fulfill and comply with all obligations on the part of the Seller to be fulfilled or complied with under or in connection with each Loan included in the Asset Pool and will do nothing to impair the rights of the Deal Agent as agent for the Secured Parties or of the Secured Parties in, to and under the Assets. The Servicer will perform its obligations under the Loans included in the Asset Pool and will not change or modify such Loans other than as permitted in the Credit and Collection Policies or as approved by the Deal Agent.

         (c) Preservation of Security Interest. The Servicer will execute and file such financing and continuation statements and any other documents which may be required by any law or regulation of any Governmental Authority to preserve and protect fully the interest of the Deal Agent as agent for the Secured Parties in, to and under the Assets.

         (d) No Bankruptcy Petition. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC, the Servicer will not institute against the Seller or VFCC, or join any other Person in instituting against the Seller or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This Section 6.10(d) will survive the termination of this Agreement.

         (e) Amendments to Credit and Collection Policies. The Servicer, without the prior written consent of the Deal Agent, will not agree or consent to or otherwise permit to occur any amendment, modification, change, supplement, or recision of the Credit and Collection Policies in whole or in part or in any manner that could have a material adverse effect upon the Loans or the interests of the Deal Agent or the Secured Parties.

         (f) Backup Servicer and Collateral Custodian Fee Letter. The Servicer will not amend, modify, waive or terminate any terms or provisions of the Backup Servicer and Collateral Custodian Fee Letter without the prior written consent of the Deal Agent.

         SECTION 6.11 COVENANTS OF BACKUP SERVICER AND COLLATERAL CUSTODIAN.

         Each of the Backup Servicer and the Collateral Custodian hereby covenants that:



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         (a) Loan Files. The Collateral Custodian will not dispose of any documents constituting the Loan Files in any manner which is inconsistent with the performance of its obligations as the Collateral Custodian pursuant to this Agreement and will not dispose of any Loan Files except as contemplated by this Agreement.

         (b) Compliance with Law. Each of the Backup Servicer and the Collateral Custodian will comply with all applicable laws and regulations of any State of New York governmental authority or agency regulating the banking and trust powers of the Backup Servicer and the Collateral Custodian.

         (c) No Bankruptcy Petition. Prior to the date that is one year and one day after the payment in full of all amounts owing in respect of all outstanding commercial paper issued by VFCC, neither the Backup Servicer nor the Collateral Custodian will institute against the Seller or VFCC, or join any other Person in instituting against the Seller or VFCC, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings under the laws of the United States or any state of the United States. This
Section 6.11(c) will survive the termination of this Agreement.

         (d) Location of Loan Files. The Loan Files shall remain at all times in the possession of the Collateral Custodian at the address set forth herein unless notice of a different address is given in accordance with the terms hereof.

         (e) No Changes in Backup Servicer and Collateral Custodian Fee. The Backup Servicer and Collateral Custodian will not make any changes to the fees set forth in the Backup Servicer and Collateral Custodian Fee Letter without the prior written approval of the Deal Agent.

         SECTION 6.12 SERVICING COMPENSATION.

         As compensation for its servicing activities hereunder and reimbursement for its expenses, the Servicer shall be entitled to receive a servicing fee (the "Servicing Fee") in respect of each Collection Period (or portion thereof) equal to one-twelfth of the product of (A) the Servicing Fee Rate and (B) the Aggregate Outstanding Loan Balance as on the most recent Determination Date, such Servicing Fee to be payable monthly in arrears on each Payment Date to the extent of funds available therefor pursuant to the provisions of Section 2.7.

         SECTION 6.13 CUSTODIAL COMPENSATION.

         As compensation for its custodial activities hereunder and reimbursement for its expenses, the Collateral Custodian shall be entitled to receive a custodial fee (the "Custodial Fee") as provided in the Backup Servicer and Collateral Custodian Fee Letter.

         SECTION 6.14 PAYMENT OF CERTAIN EXPENSES BY SERVICER.

         The Servicer will be required to pay all expenses incurred by it in connection with its activities under this Agreement, including fees and disbursements of legal counsel and


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independent accountants, Taxes imposed on the Servicer, expenses incurred in connection with payments and reports pursuant to this Agreement, and all other fees and expenses not expressly stated under this Agreement for the account of the Seller, but excluding Liquidation Expenses. The Servicer will be required to pay all reasonable fees and expenses owing to any bank or trust company in connection with the maintenance of the FIB Existing Account, the Collection Account and the Lock-Box Account. The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Servicing Fee.

         SECTION 6.15 REPORTS.

         (a) Monthly Report. With respect to each Determination Date and the related Collection Period the Servicer will provide to the Seller and the Deal Agent and the Backup Servicer, on the related Reporting Date, a monthly statement (a "Monthly Report"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit E.

         (b) Servicer's Certificate. Together with each Monthly Report, the Servicer shall submit to the Seller, the Deal Agent and the Backup Servicer a certificate (a "Servicer's Certificate"), signed by a Responsible Officer of the Servicer and substantially in the form of Exhibit F.

         (c) Financial Statements. The Servicer will submit to the Deal Agent, within 45 days of the end of each of the Servicer's fiscal quarters, commencing March 31, 1999 unaudited consolidated financial statements of the Servicer (or, so long as FIB or the Servicer Assignee is the Servicer, First International Bancorp, Inc.) (including an analysis of delinquencies and losses for each fiscal quarter) as of the end of each such fiscal quarter. The Servicer shall submit to the Deal Agent, within 90 days of the end of the Servicer's fiscal year, commencing December 31, 2000, annual consolidated audited financial statements of the Servicer (or, so long as the Originator is the Servicer, First International Bancorp, Inc.) as of the end of such fiscal year.

         SECTION 6.16 ANNUAL STATEMENT AS TO COMPLIANCE.

         The Servicer will provide to the Deal Agent, on or prior to March 31 of each year, commencing March 31, 2001, an annual report signed by a Responsible Officer of the Servicer certifying that (a) a review of the activities of the Servicer, and the Servicer's performance pursuant to this Agreement, for the period ending on the last day of the preceding fiscal year has been made under such Person's supervision and (b) the Servicer has performed or has caused to be performed in all material respects all of its obligations under this Agreement throughout such year and no Servicer Termination Event has occurred and is continuing (or if a Servicer Termination Event has so occurred and is continuing, specifying each such event, the nature and status thereof and the steps necessary to remedy such event, and, if a Servicer Termination Event occurred during such year and no notice thereof has been given to the Deal Agent, specifying such Servicer Termination Event and the steps taken to remedy such event).



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         SECTION 6.17 ANNUAL INDEPENDENT PUBLIC ACCOUNTANT'S SERVICING REPORTS.

         The Servicer will cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer) to furnish to the Deal Agent, on or prior to March 31 of each year, commencing March 31, 2001, (i) a report relating to the previous fiscal year to the effect that (A) such firm has reviewed certain documents and records relating to the servicing of the Loans included in the Asset Pool, and (B) based on such examination, such firm is of the opinion that the Monthly Reports for such year were prepared in compliance with this Agreement, except for such exceptions as it believes to be immaterial and such other exceptions as will be set forth in such firm's report and (ii) a report covering the preceding fiscal year to the effect that such accountants have applied certain agreed-upon procedures to certain documents and records relating to the servicing of Loans under this Agreement, compared the information contained in the Servicer's Certificates delivered during the period covered by such report with such documents and records and that no matters came to the attention of such accountants that caused them to believe that such servicing was not conducted in compliance with this Article VI of this Agreement, except for such exceptions as such accountants shall believe to be immaterial and such other exceptions as shall be set forth in such statement.

         SECTION 6.18 ADJUSTMENTS.

         If (i) the Servicer makes a deposit into the Collection Account in respect of a Collection of a Loan included in the Asset Pool and such Collection was received by the Servicer in the form of a check which is not honored for any reason or (ii) the Servicer makes a mistake with respect to the amount of any Collection and deposits an amount that is less than or more than the actual amount of such Collection, the Servicer shall appropriately adjust the amount subsequently deposited into the Collection Account to reflect such dishonored check or mistake. Any Scheduled Payment in respect of which a dishonored check is received shall be deemed not to have been paid.

         SECTION 6.19 MERGER OR CONSOLIDATION OF THE SERVICER.

         The Servicer shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless the Servicer is the surviving entity and unless:

                  (i) the Servicer has delivered to the Deal Agent and the Backup Servicer an Officer's Certificate and an Opinion of Counsel each stating that any consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 6.19 and that all conditions precedent herein provided for relating to such transaction have been complied with and, in the case of the Opinion of Counsel, that such supplemental agreement is legal, valid and binding with respect to the Servicer and such other matters as the Deal Agent may reasonably request;

                  (ii) the Servicer shall have delivered notice of such consolidation, merger, conveyance or transfer to the Deal Agent; and

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                  (iii) after giving effect thereto, no Early Amortization Event or event which with notice or lapse of time would constitute an Early Amortization Event shall have occurred.

         Notwithstanding anything to the contrary contained herein, so long as the Servicer and the Originator are the same Person, the Servicer is permitted as part of a Conversion to assign its rights hereunder to, and the Servicer's obligations hereunder can be assumed by, another wholly-owned subsidiary of First International Bancorp, Inc. (the "Servicer Assignee") (in which case all of the provisions of this Agreement shall, to the same extent as they apply to the Servicer hereunder, apply to the Servicer Assignee rather than to the Servicer) on the condition that (a) the Servicer Assignee acquires substantially all of the Servicer's assets relating to its commercial lending business, (b) the Servicer Assignee assumes substantially all of the Servicer's liabilities relating to its commercial lending business, but expressly excluding the Servicer's deposits, (c) Deal Agent receives such documents evidencing (a) and
(b) above as Deal Agent shall reasonably request, and (d) the Servicer Assignee executes and deliver to Deal Agent such amendments to this Agreement and such opinions of counsel as Deal Agent may deem necessary including, but not limited to opinions to evidence that the Servicer Assignee has assumed all of the Servicer's rights and obligations, and is bound by all of the Servicer's agreements, set forth herein. Upon such conversion, the Commitment Termination Date may be accelerated pursuant to the provisions of Section 2.1(c).

         SECTION 6.20 LIMITATION ON LIABILITY OF THE SERVICER AND OTHERS.

         Except as provided herein, neither the Servicer nor any of the directors or officers or employees or agents of the Servicer shall be under any liability to the Deal Agent, the Secured Parties or any other Person for any action taken or for refraining from the taking of any action pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability which would otherwise be imposed by reason of its willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its willful misconduct hereunder.

         SECTION 6.21 INDEMNIFICATION OF THE SELLER, THE DEAL AGENT, THE
                      LIQUIDITY AGENT AND THE SECURED PARTIES.

         The Servicer shall indemnify and hold harmless the Seller, the Deal Agent, the Liquidity Agent and each Secured Party and their respective officers, directors, employees and agents (collectively, the "Indemnified Persons") from and against any loss, liability, expense, damage or injury suffered or sustained by any Indemnified Person by reason of any acts, omissions or alleged acts or omissions of the Servicer, including, but not limited to any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim, but excluding allocations of overhead expenses of any such Indemnified Party or other non-monetary damages of any such Indemnified Party. Notwithstanding the foregoing, the Servicer shall not indemnify an Indemnified Person if such loss, liability, expense, damage or injury results or arises (i) as a result of fraud, gross negligence or willful misconduct by any Indemnified Person; and (ii) under any federal, state or local income or franchise taxes or any other Tax imposed on or measured by

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income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Seller, the Deal Agent, the Liquidity Agent or the Secured Parties in connection herewith to any taxing authority. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof. If the Servicer has made any indemnity payment pursuant to this Section 6.21 and such payment fully indemnified the recipient thereof and the recipient thereafter collects any payments from others in respect of such Indemnified Amounts, the recipient shall repay to the Servicer an amount equal to the amount it has collected from others in respect of such indemnified amounts.

         If for any reason the indemnification provided above in this Section
6.21 is unavailable to the Indemnified Person or is insufficient to hold an Indemnified Person harmless, then Servicer shall contribute to the amount paid or payable by such Indemnified Person as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by such Indemnified Person on the one hand and Servicer on the other hand but also the relative fault of such Indemnified Person as well as any other relevant equitable considerations.

         The parties hereto agree that the provisions of this Section 6.21 shall not be interpreted to provide recourse to the Seller against loss by reason of the bankruptcy or insolvency (or other credit condition) of, or default by, related Obligor on, any Loan.

         Any indemnification pursuant to this Section shall not be payable from the Assets.

         Any indemnification pursuant to this Section shall not be in duplication of any other indemnification for the same loss under Section 8.1.

         The obligations of the Servicer under this Section 6.21 shall survive the resignation or removal of the Deal Agent and the Liquidity Agent, and the termination of this Agreement.

         SECTION 6.22 THE SERVICER AND BACKUP SERVICER NOT TO RESIGN.

         Neither the Servicer nor the Backup Servicer shall resign from the obligations and duties hereby imposed on it except upon such Person's determination that (i) the performance of its duties hereunder is or becomes impermissible under Requirements of Law and (ii) there is no reasonable action which such Person could take to make the performance of its duties hereunder permissible under Requirements of Law. Any such determination permitting the resignation of the Servicer or Backup Servicer shall be evidenced as to clause
(i) above by an Opinion of Counsel to such effect delivered to the Deal Agent. No such resignation shall become effective until a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 6.27, or a successor Backup Servicer shall have assumed the responsibilities and obligations of the Backup Servicer, respectively.

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         SECTION 6.23 ACCESS TO CERTAIN DOCUMENTATION AND INFORMATION
                      REGARDING THE LOANS.

         The Servicer shall provide to the Deal Agent access to the Loan Documents and all other documentation regarding the Loans included in the Asset Pool and the Related Property in such cases where the Deal Agent is required in connection with the enforcement of the rights or interests of the Secured Parties, or by applicable statutes or regulations, to review such documentation, such access being afforded without charge but only (i) upon two Business Days prior written request, (ii) during normal business hours and (iii) subject to the Servicer's normal security and confidentiality procedures. Prior to the Closing Date and periodically thereafter at the discretion of the Deal Agent, the Deal Agent may review the Servicer's collection and administration of the Loans in order to assess compliance by the Servicer with the Servicer's written policies and procedures, as well as with this Agreement and may conduct an audit of the Loans, Loan Documents and Records in conjunction with such a review. Such review shall be reasonable in scope and shall be completed in a reasonable period of time. The Seller shall bear the cost of up to four of such audits per calendar year in an amount not to exceed $5,000 per audit.

         SECTION 6.24 BACKUP SERVICER.

         (a) On or before the date on which the initial Purchase occurs, until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Deal Agent and the Secured Parties, the following duties and obligations:

                  (i) On or before the Closing Date, the Backup Servicer shall accept from the Servicer delivery of the information required to be set forth in the Monthly Reports in hard copy and on computer tape; provided, however, the computer tape is in an MS-DOS, PC readable ASCII format or format to be agreed upon by the Backup Servicer and the Servicer on or prior to closing.

                  (ii) Not later than 12:00 noon New York time two Business Days prior to each Reporting Date, the Backup Servicer shall accept delivery of tape from the Servicer, which shall include but not be limited to the following information: the name, number and name of the related Obligor for each Loan, the collection status, the contract status, the principal balance and the Aggregate Outstanding Loan Balance (the "Tape").

         The Servicer shall provide the Tape on each Reporting Date as described above.

         (b) On or before the date on which the initial Purchase occurs, and until the receipt by the Servicer of a Termination Notice, the Backup Servicer shall perform, on behalf of the Secured Parties and the Deal Agent, the following duties and obligations:

                  (i) Prior to the related Payment Date, the Backup Servicer shall review the Monthly Report to ensure that it is complete on its face and that the following items in such Monthly Report have been accurately calculated, if applicable, and reported: (A) the Aggregate Outstanding Loan Balance, (B) the Backup Servicing Fee, (C) the Loans that

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
         are 30-60 days past due, (D) the Loans that are 61-90 days past due,
         (E) the Loans that are 90+ days past due, (F) the Loans that are Defaulted Loans, (G) the Average Default Rate, and (H) the Average Net Loss Ratio. The Backup Servicer shall notify the Deal Agent and the Servicer of any disagreements with the Monthly Report based on such review not later than the Business Day preceding such Payment Date to such Persons.

                  (ii) If the Servicer disagrees with the report provided under paragraph (i) above by the Backup Servicer or if the Servicer or any subservicer has not reconciled such discrepancy, the Backup Servicer agrees to confer with the Servicer to resolve such disagreement on or prior to the next succeeding Determination Date and shall settle such discrepancy with the Servicer if possible, and notify the Deal Agent of the resolution thereof. The Servicer hereby agrees to cooperate at its own expense, with the Backup Servicer in reconciling any discrepancies herein. If within 20 days after the delivery of the report provided under paragraph (i) above by the Backup Servicer, such discrepancy is not resolved, the Backup Servicer shall promptly notify the Deal Agent of the continued existence of such discrepancy. Following receipt of such notice by the Deal Agent, the Servicer shall deliver to the Deal Agent, the Secured Parties, and the Backup Servicer no later than the related Payment Date a certificate describing the nature and amount of such discrepancies and the actions the Servicer proposes to take with respect thereto.

         With respect to the foregoing, the Backup Servicer, in the performance of its duties and obligations hereunder, is entitled to rely conclusively, and shall be fully protected in so relying, on the contents of each Tape, including, but not limited to, the completeness and accuracy thereof, provided by the Servicer.

         (c) After the receipt of an effective Termination Notice by the Servicer in accordance with this Agreement, all authority, power, rights and responsibilities of the Servicer, under this Agreement, whether with respect to the Loans or otherwise shall pass to and be vested in the Backup Servicer, subject to and in accordance with the provisions of Section 6.27, as long as the Backup Servicer is not prohibited by an applicable provision of law from fulfilling the same, as evidenced by an Opinion of Counsel.

         (d) Any Person (i) into which the Backup Servicer may be merged or consolidated, (ii) which may result from any merger or consolidation to which the Backup Servicer shall be a party, or (iii) which may succeed to the properties and assets of the Backup Servicer substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Backup Servicer hereunder, shall be the successor to the Backup Servicer under this Agreement without further act on the part of any of the parties to this Agreement.

         (e) As compensation for its back-up servicing obligations hereunder, the Backup Servicer shall be entitled to receive the Backup Servicing Fee in respect of each Monthly Period (or portion thereof) until the first to occur of the date on which the Backup Servicer becomes a Successor Servicer, resigns or is removed as Backup Servicer or termination of this Agreement.

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
         (f) The Backup Servicer and the Collateral Custodian may be removed without cause by the Deal Agent by notice then given in writing to the Servicer, the Seller, the Backup Servicer and the Collateral Custodian. In the event of any such removal, each of the Backup Servicer and the Collateral Custodian may be replaced by (i) the Servicer, acting with the consent of the Deal Agent or
(ii) if no such replacement is appointed within thirty (30) days following such removal or resignation, by the Deal Agent.

         (g) The Backup Servicer undertakes to perform only such duties and obligations as are specifically set forth in this Agreement, it being expressly understood by all parties hereto that there are no implied duties or obligations of the Backup Servicer hereunder. Without limiting the generality of the foregoing, the Backup Servicer, except as expressly set forth herein, shall have no obligation to supervise, verify, monitor or administer the performance of the Servicer. The Backup Servicer may act through its agents, attorneys and custodians in performing any of its duties and obligations under this Agreement, it being understood by the parties hereto that the Backup Servicer will be responsible for any misconduct or negligence on the part of such agents, attorneys or custodians acting on the routine and ordinary day-to-day operations for and on behalf of the Backup Servicer. Neither the Backup Servicer nor any of its officers, directors, employees or agents shall be liable, directly or indirectly, for any damages or expenses arising out of the services performed under this Agreement other than damages or expenses which result from the gross negligence or willful misconduct of it or them or the failure to perform materially in accordance with this Agreement.

         (h) The Backup Servicer shall not be liable for any obligation of the Servicer contained in this Agreement or for any errors of the Servicer contained in any computer tape, certificate or other data or document delivered to the Backup Servicer hereunder or on which the Backup Servicer must rely in order to perform its obligations hereunder, and the Seller, Secured Parties, Deal Agent, Liquidity Agent, Collateral Custodian and Backup Servicer, shall look only to the Servicer to perform such obligations. The Backup Servicer and the Collateral Custodian shall have no responsibility and shall not be in default hereunder or incur any liability for any failure, error, malfunction or any delay in carrying out any of their respective duties under this Agreement if such failure or delay results from the Backup Servicer acting in accordance with information prepared or supplied by a Person other than the Backup Servicer or the failure of any such other Person to prepare or provide such information.

         SECTION 6.25 IDENTIFICATION OF RECORDS.

         The Servicer shall clearly and unambiguously identify each Loan that is in the Asset Pool and the Related Property in its computer or other records to reflect that the Asset Interests in such Loans and Related Property have been transferred to and are owned by the Purchasers and that the Deal Agent has the interest therein granted by the Seller pursuant to this Agreement.

         SECTION 6.26 SERVICER TERMINATION EVENTS.

         (a) If any one of the following events (a "Servicer Termination Event") shall occur and be continuing on any day:

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                  (i) any failure by the Servicer to make any payment, transfer or deposit on or before the date occurring two (2) Business Days after the date such payment, transfer or deposit is required to be made, or any failure by the Servicer to give instructions or notice to the Deal Agent as required by this Agreement or to deliver any Required Reports hereunder and such failure continues unremedied more than two (2) Business Days after notice thereof to the Servicer.

                  (ii) any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement or any other Transaction Document which continues unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and (ii) the date on which the Servicer becomes aware thereof;

                  (iii) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, and which continues to be unremedied for a period of 30 days after the first to occur of (i) the date on which written notice of such incorrectness requiring the same to be remedied shall have been given to the Servicer by the Deal Agent and (ii) the date on which the Servicer becomes aware thereof;

                  (iv) the Servicer shall fail in any material respect to service the Loans in accordance with the Credit and Collection Policies;

                  (v) an Insolvency Event shall occur with respect to the Servicer; or

                  (vi) (x) the Servicer ceases to be a wholly-owned subsidiary of First International Bancorp., Inc., or (y) the Servicer's principal place of business and chief executive office ceases to be located in the United States, without the prior written consent of the Deal Agent, VFCC and the Required Investors.

Notwithstanding anything herein to the contrary, so long as any such Servicer Termination Events shall not have been remedied at the expiration of any applicable cure period, the Deal Agent, by written notice to the Servicer (a "Termination Notice"), may, subject to the provisions of Section 6.27, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. The Seller shall pay all reasonable set-up and conversion costs associated with the transfer of servicing rights to the Successor Servicer.

         SECTION 6.27 APPOINTMENT OF SUCCESSOR SERVICER.

         (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 6.26, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Deal Agent in writing or, if no such date is specified in such Termination Notice or otherwise specified by the Deal Agent, until a date mutually agreed upon by the Servicer and the Deal Agent. The Deal Agent may at the time described in the immediately preceding sentence in its sole discretion,

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
appoint the Backup Servicer as the Servicer hereunder, and the Backup Servicer shall on such date assume all obligations of the Servicer hereunder, and all authority and power of the Servicer under this Agreement shall pass to and be vested in the Backup Servicer (the Backup Servicer or such other successor, the "Successor Servicer"); provided, however, that the Successor Servicer shall not be responsible or liable for any past actions or omissions of the outgoing Servicer. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Deal Agent shall petition a court of competent Jurisdiction to appoint any established financial institution having a net worth of not less than U.S. $25,000,000 and whose regular business includes the servicing of Loans as the Successor Servicer hereunder.

         (b) Upon its appointment, the Backup Servicer (subject to 6.27(a)) or the Successor Servicer, as applicable, shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Backup Servicer or the Successor Servicer, as applicable.

         (c) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of this Agreement and shall pass to and be vested in the Seller and, without limitation, the Seller is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Seller in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing with respect to the Loans included in the Asset Pool.

         (d) Upon the Backup Servicer receiving notice that it is required to serve as Servicer hereunder pursuant to the foregoing provisions of this Section 6.27, the Backup Servicer will promptly begin the transition to its role as Servicer.

         SECTION 6.28 NOTIFICATION.

         Upon the Servicer becoming aware of the occurrence of any Servicer Termination Event, the Servicer shall promptly give written notice thereof to the Deal Agent.

         SECTION 6.29 PROTECTION OF RIGHT, TITLE AND INTEREST IN ASSETS.

         The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the right, title and interest of the Deal Agent as agent for the Secured Parties and of the Secured Parties to the Assets to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Deal Agent as agent for the Secured Parties hereunder to all property comprising the Asset Pool. The Servicer shall deliver to the Deal Agent file-stamped copies of, or filing receipts for, any document recorded, registered or filed as

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provided above, as soon as available following such recording, registration or filing. The Seller shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section.

         SECTION 6.30 RELEASE OF LOAN FILES.

         The Seller may, with the prior written consent of the Deal Agent (such consent not to be unreasonably withheld), require that the Collateral Custodian release each Loan File (a) delivered to the Collateral Custodian in error, (b) for which a Substitute Loan has been substituted in accordance with Section 2.9,
(c) as to which the lien on the Related Property has been so released pursuant to Section 5.3, (d) which has been retransferred to the Seller pursuant to
Section 5.5 or 5.6, or (e) which is required to be redelivered to the Seller in connection with the termination of this Agreement, in each case by submitting to the Collateral Custodian and the Deal Agent a written request (signed by both the Seller and the Deal Agent) specifying the Loans to be so released and reciting that the conditions to such release have been met (and specifying the Section or Sections of this Agreement being relied upon for such release). The Collateral Custodian shall upon its receipt of each such request for release executed by the Seller and the Deal Agent promptly, but in any event within 5 Business Days, release the Loan Files so requested to the Seller.

         SECTION 6.31 FDIC ENFORCEMENT ACTIONS.

         Each of the Originator and the Seller hereby covenants that it will provide copies to the Deal Agent of all written communications with the FDIC regarding any enforcement actions (including any FDIC Action) within five (5) days of such action; provided, that the Originator and the Seller will not provide copies to the Deal Agent of any written communication with the FDIC which the Originator or Seller, as applicable, is not permitted to deliver to the Deal Agent under Requirements of Law.


                                   ARTICLE VII

                            EARLY AMORTIZATION EVENTS

         SECTION 7.1 EARLY AMORTIZATION EVENTS.

         If any of the following events (each, an "Early Amortization Event") shall occur and be continuing:

         (a) the Seller or the Servicer shall default in the payment of any amount required to be made under the terms of this Agreement and such failure continues unremedied for a period of three (3) Business Days after written notice thereof shall have been given by the Deal Agent or the Collateral Custodian to the Seller or Servicer; or

         (b) the amount of outstanding Capital shall exceed the Capital Limit for more than three (3) Business Days; or

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         (c) (i) the Seller or the Originator shall fail to perform or observe in any material respect any other covenant or other agreement of the Seller or the Originator set forth in this Agreement, or (ii) the Originator shall fail to perform or observe in any material respect any term covenant or agreement of such Originator set forth in the Purchase Agreement, in each case when such failure continues unremedied for more than thirty (30) days after the earlier of
(x) the date written notice thereof shall have been given by the Deal Agent or the Collateral Custodian to such Person or (y) the date of actual knowledge thereof by the Seller; or

         (d) any representation or warranty made or deemed made hereunder shall prove to be incorrect in any material respect as of the time when the same shall have been made, and such incorrect representation or warranty shall not have been eliminated or otherwise cured within a period of thirty (30) days after written notice thereof shall have been given by the Deal Agent or the Collateral Custodian to the Seller; or

         (e) an Insolvency Event shall occur with respect to the Seller or the Originator; or

         (f) a Servicer Termination Event occurs; or

         (g) any Change in Control of the Seller or Originator occurs; or

         (h) the Seller or the Originator defaults in making any payment required to be made under any material agreement for borrowed money to which either is a party and such default gives the relevant lender a right to accelerate the Seller's or Originator's obligations thereunder and is not cured within the relevant cure period; or

         (i) the Deal Agent, as agent for the Secured Parties, shall fail for any reason to have a valid and perfected first priority security interest in any of the Assets; or

         (j) (i) a final judgment for the payment of money in excess of $5,000,000 shall have been rendered against the Originator or $1,000,000 against the Seller by a court of competent jurisdiction and, if such judgment relates to the Originator, the Originator shall not have either: (1) discharged or provided for the discharge of such judgment in accordance with its terms, or (2) perfected a timely appeal of such judgment and caused the execution thereof to be stayed (by supersedes or otherwise during the pendency of such appeal or (ii) the Seller, shall have made payments of amounts in excess of $100,000 in settlement of any litigation; or

         (k) the Seller or Originator agrees or consents to, or otherwise permits to occur, any amendment, modification, change, supplement or recision of or to the Credit and Collection Policies in whole or in part that could have a material adverse effect upon the Loans or interest of any Purchaser, without the prior consent of the Deal Agent or the Purchaser; or

         (l) any failure to comply with Section 5.4 and such failure continues for a period of fifteen (15) days; or

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         (m) on any Determination Date, the Net Portfolio Yield does not equal or exceed the Minimum Net Portfolio Yield and such failure continues for a period of fifteen (15) consecutive days; or

         (n) as of any Determination Date, the Average Default Ratio is greater than 4.0%; or

         (o) as of any Determination Date, the Average Net Loss Ratio is greater than one and one-half percent (1.5%); or

         (p) [Reserved];

         (q) the Originator ceases to be a wholly-owned subsidiary of First International Bancorp., Inc.; or

         (r) the Seller ceases to be a "bankruptcy-remote entity" under customary criteria; or

         (s) the Seller shall become an "investment company" within the meaning of the 1940 Act; or

         (t) the noncompliance at any time of the composition of the Asset Pool with the concentration and mix requirements set forth on Schedule II hereof and such noncompliance is not cured within five (5) Business Days; or

         (u) the business and other activities of the Seller or the Servicer (if the Originator is the Servicer), including but not limited to, the Purchases made by the Purchasers, the application and use of the proceeds thereof by the Seller and the consummation and conduct of the transactions contemplated by the Transaction Documents to which the Seller or Servicer is a party do not now and will not in the future result in a violation by the Servicer, the Seller, or any other person or entity of the 1940 Act or the rules and regulations promulgated thereunder; or

         (v) for the Determination Date on June 30, 2000, the Default Ratio is greater than 3.5%; or

         (w) an Early Amortization Event under and as defined in the FNBNE Funding Corp. Loan Purchase and Servicing Agreement shall occur;

then, and in any such event, the Deal Agent shall, at the request, or may with the consent, of the Required Investors, by notice to the Seller declare the Termination Date to have occurred, without demand, protest or future notice of any kind, all of which are hereby expressly waived by the Seller, and all Aggregate Unpaids and all other amounts owing by the Seller under this Agreement shall be accelerated and become immediately due and payable, provided, that in the event that the Termination Event described in subsection (f) herein has occurred, the Termination Date shall automatically occur, without demand, protest or any notice of any kind, all of which are hereby expressly waived by the Seller.

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                                  ARTICLE VIII

                                 INDEMNIFICATION

         SECTION 8.1 INDEMNITIES BY THE SELLER.

         Without limiting any other rights which the Deal Agent, the Liquidity Agent, any Secured Parties, the Registrar or their assignees, or any of their respective Affiliates may have hereunder or under any Requirements of Law, the Seller hereby agrees to indemnify the Deal Agent, the Secured Parties, the Registrar or their assignees and each of their respective Affiliates and officers, directors, employees and agents thereof (collectively, the "Indemnified Parties") from and against any and all damages, losses, claims, liabilities and related costs and expenses, including reasonable attorneys' fees and disbursements (all of the foregoing being collectively referred to as "Indemnified Amounts") awarded against or incurred by, any such Indemnified Party or other non-monetary damages of any such Indemnified Party any of them arising out of or as a result of this Agreement, excluding, however, Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of any Indemnified Party. Without limiting the foregoing, the Seller shall indemnify the Indemnified Parties for Indemnified Amounts relating to or resulting from:

                  (i) any Loan treated as or represented by the Seller to be an Eligible Loan which is not at the applicable time an Eligible Loan;

                  (ii) reliance on any representation or warranty made or deemed made by the Seller, the Servicer (or one of its Affiliates) or any of their respective officers under or in connection with this Agreement, which shall have been false or incorrect in any material respect when made or deemed made or delivered;

                  (iii) the failure by the Seller or the Servicer (or one of its Affiliates) to comply with any term, provision or covenant contained in this Agreement or any agreement executed in connection with this Agreement, or with any Requirements of Law, rule or regulation with respect to any Loan comprising a portion of the Assets Pool, the Related Property, or the nonconformity of any Loan, the Related Property with any such Requirements of Law, rule or regulation or any failure by the Originator, the Seller or any Affiliate thereof to perform its respective duties under the Loans included as a part of the Assets;

                  (iv) the failure to vest and maintain vested in the relevant Purchaser or to transfer to such Purchaser, an undivided ownership interest in the Assets, together with all Collections, free and clear of any Adverse Claim whether existing at the time of any Purchase or at any time thereafter;

                  (v) the failure to file, or any delay in filing, financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other

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         Requirements of Law with respect to any Asset whether at the time of any Purchase or at any subsequent time and as required by the Transaction Documents;

                  (vi) any dispute, claim, offset or defense (other than the discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Loan included in the Asset Pool which is, or is purported to be, an Eligible Loan (including, without limitation, a defense based on the Loan not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms);

                  (vii) any failure of the Seller or the Servicer (if the Originator or one of its Affiliates) to perform its duties or obligations in accordance with the provisions of this Agreement or any failure by the Originator, the Seller or any Affiliate thereof to perform its respective duties under the Loans;

                  (viii) any products liability claim or personal injury or property damage suit or other similar or related claim or action of whatever sort arising out of or in connection with merchandise or services which are the subject of any Loan included in the Asset Pool or the Related Property included in the Asset Pool;

                  (ix) any claim, suit or action of any kind or nature arising out of or connection with Environmental Laws, including vicarious liability;

                  (x) the failure by Seller to pay when due any Taxes for which the Seller is liable, including without limitation, sales, excise or personal property taxes payable in connection with the Assets Pool;

                  (xi) any repayment by the Deal Agent, the Liquidity Agent or a Secured Party of any amount previously distributed in reduction of Capital or payment of Yield or any other amount due hereunder or under any Hedging Agreement, in each case which amount the Deal Agent, the Liquidity Agent or a Secured Party believes in good faith is required to be repaid;

                  (xii) any investigation, litigation or proceeding related to this Agreement or the use of proceeds of Purchases or in respect of any Loan included in the Asset Pool or the Related Property included in the Asset Pool;

                  (xiii) any failure by the Seller to give reasonably equivalent value to the Originator in consideration for the transfer by the Originator to the Seller of any Loan or the Related Property or any attempt by any Person to void or otherwise avoid any such transfer under any statutory provision or common law or equitable action, including, without limitation, any provision of the Bankruptcy Code;

                  (xiv) the failure of the Seller, the Originator or any of their respective agents or representatives to remit to the Servicer or the Deal Agent, Collections on the Pool Assets remitted to the Seller or any such agent or representative; or

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                  (xv) the failure to maintain, as of the close of business on each Business Day prior to the Termination Date, an amount of Capital outstanding which is less than or equal to the lesser of (x) the Purchase Limit on such Business Day, or (y) the Capital Limit on such Business Day.

Any amounts subject to the indemnification provisions of this Section 8.1 shall be paid by the Seller solely pursuant to the provisions of Sections 2.7 and 2.9 hereof as the case may be to the Deal Agent within two Business Days following the Deal Agent's demand therefor.

         Any indemnification pursuant to this Section 8.1 shall not be in duplication of any other indemnification for the same loss under Section 6.21.


                                   ARTICLE IX

                     THE DEAL AGENT AND THE LIQUIDITY AGENT

         SECTION 9.1 AUTHORIZATION AND ACTION.

         (a) Each Secured Party hereby designates and appoints the Deal Agent as Deal Agent hereunder, and authorizes the Deal Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Deal Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Deal Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Deal Agent shall be read into this Agreement or otherwise exist for the Deal Agent. In performing its functions and duties hereunder, the Deal Agent shall act solely as agent for the Secured Parties and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or any of its successors or assigns. The Deal Agent shall not be required to take any action which exposes the Deal Agent to personal liability or which is contrary to this Agreement or Requirements of Law. The appointment and authority of the Deal Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

         (b) Each Investor hereby designates and appoints First Union as Liquidity Agent hereunder, and authorizes the Liquidity Agent to take such actions as agent on its behalf and to exercise such powers as are delegated to the Liquidity Agent by the terms of this Agreement together with such powers as are reasonably incidental thereto. The Liquidity Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Investor, and no implied covenants, functions, responsibilities, duties, obligations or liabilities on the part of the Liquidity Agent shall be read into this Agreement or otherwise exist for the Liquidity Agent. In performing its functions and duties hereunder, the Liquidity Agent shall act solely as agent for the Investors and does not assume nor shall be deemed to have assumed any obligation or relationship of trust or agency with or for the Seller or any of its successors or assigns. The Liquidity Agent shall not be required to take any action which exposes the Liquidity Agent to personal liability or which is contrary to this Agreement or

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Requirements of Law. The appointment and authority of the Liquidity Agent hereunder shall terminate at the indefeasible payment in full of the Aggregate Unpaids.

         SECTION 9.2 DELEGATION OF DUTIES.

         (a) The Deal Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Deal Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         (b) The Liquidity Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Liquidity Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 9.3 EXCULPATORY PROVISIONS.

         (a) Neither the Deal Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Deal Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Seller contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Seller to perform its obligations hereunder, or for the satisfaction of any condition specified in
Article III. The Deal Agent shall not be under any obligation to any Secured Party to ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Seller. The Deal Agent shall not be deemed to have knowledge of any Early Amortization Event unless the Deal Agent has received notice from the Seller or a Secured Party.

         (b) Neither the Liquidity Agent nor any of its directors, officers, agents or employees shall be (i) liable for any action lawfully taken or omitted to be taken by it or them under or in connection with this Agreement (except for its, their or such Person's own gross negligence or willful misconduct or, in the case of the Liquidity Agent, the breach of its obligations expressly set forth in this Agreement), or (ii) responsible in any manner to the Deal Agent or any of the Secured Parties for any recitals, statements, representations or warranties made by the Seller contained in this Agreement or in any certificate, report, statement or other document referred to or provided for in, or received under or in connection with, this Agreement or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other document furnished in connection herewith, or for any failure of the Seller to perform its obligations hereunder, or for the satisfaction of any condition specified in Article III. The Liquidity Agent shall not be under any obligation to the Deal Agent or any Secured Party to

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ascertain or to inquire as to the observance or performance of any of the agreements or covenants contained in, or conditions of, this Agreement, or to inspect the properties, books or records of the Seller. The Liquidity Agent shall not be deemed to have knowledge of any Early Amortization Event unless the Liquidity Agent has received notice from the Seller, the Deal Agent or a Secured Party.

         SECTION 9.4 RELIANCE.

         (a) The Deal Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Deal Agent. The Deal Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of VFCC or the Required Investors or all of the Secured Parties, as applicable, as it deems appropriate or it shall first be indemnified to its satisfaction by the Secured Parties; provided, that, unless and until the Deal Agent shall have received such advice, the Deal Agent may take or refrain from taking any action, as the Deal Agent shall deem advisable and in the best interests of the Secured Parties. The Deal Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of VFCC or the Required Investors or all of the Secured Parties, as applicable, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Secured Parties.

         (b) The Liquidity Agent shall in all cases be entitled to rely, and shall be fully protected in relying, upon any document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Seller), independent accountants and other experts selected by the Liquidity Agent. The Liquidity Agent shall in all cases be fully justified in failing or refusing to take any action under this Agreement or any other document furnished in connection herewith unless it shall first receive such advice or concurrence of Required Investors as it deems appropriate or it shall first be indemnified to its satisfaction by the Investors, provided that unless and until the Liquidity Agent shall have received such advice, the Liquidity Agent may take or refrain from taking any action, as the Liquidity Agent shall deem advisable and in the best interests of the Investors. The Liquidity Agent shall in all cases be fully protected in acting, or in refraining from acting, in accordance with a request of the Required Investors and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Investors.

         SECTION 9.5 NON-RELIANCE ON DEAL AGENT, LIQUIDITY AGENT AND OTHERS.

         Each Secured Party expressly acknowledges that neither the Deal Agent, the Liquidity Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates has made any representations or warranties to it and that no act by the Deal Agent or the Liquidity Agent hereafter taken, including, without limitation, any review of the affairs of the Seller, shall be deemed to constitute any representation or warranty by the Deal Agent or the

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Liquidity Agent. Each Secured Party represents and warrants to the Deal Agent and to the Liquidity Agent that it has and will, independently and without reliance upon the Deal Agent. the Liquidity Agent or any other Secured Party and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business. operations, property, prospects, financial and other conditions and creditworthiness of the Seller and made its own decision to enter into this Agreement.

         SECTION 9.6 REIMBURSEMENT AND INDEMNIFICATION.

         The Investors agree to reimburse and indemnify VFCC, the Deal Agent. the Liquidity Agent and each of their respective officers, directors, employees, representatives and agents ratably according to their pro rata shares, to the extent not paid or reimbursed by the Seller (i) for any amounts for which VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, acting in its capacity as Deal Agent, is entitled to reimbursement by the Seller hereunder and (ii) for any other expenses incurred by VFCC, the Liquidity Agent, acting in its capacity as Liquidity Agent, or the Deal Agent, in its capacity as Deal Agent and acting on behalf of the Secured Parties, in connection with the administration and enforcement of this Agreement.

         SECTION 9.7 DEAL AGENT AND LIQUIDITY AGENT IN THEIR INDIVIDUAL
                     CAPACITIES.

         The Deal Agent, the Liquidity Agent and each of their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Seller or any Affiliate of the Seller as though the Deal Agent or the Liquidity Agent, as the case may be, were not the Deal Agent or the Liquidity Agent, as the case may be, hereunder. With respect to the making of Purchases pursuant to this Agreement, the Deal Agent, the Liquidity Agent and each of their respective Affiliates shall have the same rights and powers under this Agreement as any Purchaser and may exercise the same as though it were not the Deal Agent or the Liquidity Agent, as the case may be, and the terms "Investor," "Purchaser," "Investors" and "Purchasers" shall include the Deal Agent or the Liquidity Agent, as the case may be, in its individual capacity.

         SECTION 9.8 SUCCESSOR DEAL AGENT OR LIQUIDITY AGENT.

         (a) The Deal Agent may, upon 5 days' notice to the Seller and the Secured Parties, and the Deal Agent will, upon the direction of all of the Secured Parties (other than the Deal Agent, in its individual capacity) resign as Deal Agent. If the Deal Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Secured Parties a successor agent. If for any reason no successor Deal Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Secured Parties shall perform all of the duties of the Deal Agent hereunder and the Seller shall make all payments in respect of the Aggregate Unpaids or under any fee letter delivered by the Originator to the Deal Agent and the Secured Parties directly to the applicable Purchaser and for all purposes shall deal directly with the Secured Parties. After any retiring Deal Agent's resignation hereunder as Deal Agent, the provisions of Article VIII and Article IX shall inure to

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its benefit as to any actions taken or omitted to be taken by it while it was
Deal Agent under this Agreement.

         (b) The Liquidity Agent may, upon 5 days' notice to the Seller, the Deal Agent and the Investors, and the Liquidity Agent will, upon the direction of all of the Investors (other than the Liquidity Agent, in its individual capacity) resign as Liquidity Agent. If the Liquidity Agent shall resign, then the Required Investors during such 5-day period shall appoint from among the Investors a successor Liquidity Agent. If for any reason no successor Liquidity Agent is appointed by the Required Investors during such 5-day period, then effective upon the expiration of such 5-day period, the Investors shall perform all of the duties of the Liquidity Agent hereunder and all payments in respect of the outstanding Capital. After any retiring Liquidity Agent's resignation hereunder as Liquidity Agent, the provisions of Article VIII and Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Liquidity Agent under this Agreement.


                                    ARTICLE X

                           ASSIGNMENTS; PARTICIPATIONS

         SECTION 10.1 ASSIGNMENTS AND PARTICIPATIONS.

         (a) Each Investor may upon at least 30 days' notice to VFCC, the Deal Agent and the Liquidity Agent, and prior to the Termination Date with the consent of the Seller (which consent shall not be unreasonably withheld), assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement; provided, however, that (i) each such assignment shall be of a constant, and not a varying percentage of all of the assigning Investor's rights and obligations under this Agreement, (ii) the amount of the Commitment of the assigning Investor being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be less than the lesser of
(A) $10,000,000 or an integral multiple of $1,000,000 in excess of that amount and (B) the full amount of the assigning Investor's Commitment, (iii) each such assignment shall be to an Eligible Assignee, (iv) the parties to each such assignment shall execute and deliver to the Deal Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,000 or such lesser amount as shall be approved by the Deal Agent, (v) the parties to each such assignment shall have agreed to reimburse the Deal Agent, the Liquidity Agent and VFCC for all reasonable fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent and VFCC) incurred by the Deal Agent the Liquidity Agent and VFCC, respectively, in connection with such assignment and (vi) there shall be no increased costs, expenses or taxes incurred by the Deal Agent, the Liquidity Agent or VFCC upon such assignment or participation; and provided, further, that upon the effective date of such assignment the provisions of
Section 3.03(f) of the Administration Agreement shall be satisfied. Upon such execution, delivery and acceptance by the Deal Agent and the Liquidity Agent and the recording by the Deal Agent, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be the date of acceptance thereof by the Deal Agent

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and the Liquidity Agent, unless a later date is specified therein, (i) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of an Investor hereunder and (ii) the Investor assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Investor's rights and obligations under this Agreement, such Investor shall cease to be a party hereto).

         (b) By executing and delivering an Assignment and Acceptance, the Investor assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Investor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Investor makes no representation or warranty and assumes no responsibility with respect to the financial condition of VFCC or the performance or observance by VFCC of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of such financial statements and other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Deal Agent or the Liquidity Agent, such assigning Investor or any other Investor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assigning Investor and such assignee confirm that such assignee is an Eligible Assignee; (vi) such assignee appoints and authorizes each of the Deal Agent and the Liquidity Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as an Investor.

         (c) The Deal Agent shall maintain at its address referred to herein a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Investors and the Commitment of, and principal amount of, each Asset Interest owned by each investor from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and VFCC, the Seller and the Investors may treat each Person whose name is recorded in the Register as an Investor hereunder for all purposes of this Agreement. The Register shall be available for inspection by VFCC, the Liquidity Agent or any Investor at any reasonable time and from time to time upon reasonable prior notice.

         (d) Subject to the provisions of Section 10.1(a), upon its receipt of an Assignment and Acceptance executed by an assigning Investor and an assignee, the Deal Agent and the Liquidity Agent shall each, if such Assignment and Acceptance has been completed and is in

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substantially the form of Exhibit D hereto, accept such Assignment and
Acceptance, and the Deal Agent shall then (i) record the information contained therein in the Register and (ii) give prompt notice thereof to VFCC.

         (e) Each Investor may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and each Asset Interest owned by it); provided, however, that (i) such Investor's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (ii) such Investor shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Deal Agent and the other Investors shall continue to deal solely and directly with such Investor in connection with such Investor's rights and obligations under this Agreement; and provided, further, that the Deal Agent shall have confirmed that upon the effective date of such participation the provisions of Section 3.03(f) of the Administration Agreement shall be satisfied. Notwithstanding anything herein to the contrary, each participant shall have the rights of an Investor (including any right to receive payment) under Sections 2.14 and 2.15; provided, however, that no participant shall be entitled to receive payment under either such Section in excess of the amount that would have been payable under such Section by the Seller to the Investor granting its participation had such participation not been granted, and no Investor granting a participation shall be entitled to receive payment under either such Section in an amount which exceeds the sum of (i) the amount to which such Investor is entitled under such Section with respect to any portion of any Asset Interest owned by such Investor which is not subject to any participation plus (ii) the aggregate amount to which its participants are entitled under such Sections with respect to the amounts of their respective participations. With respect to any participation described in this Section 10.1, the participant's rights as set forth in the agreement between such participant and the applicable Investor to agree to or to restrict such Investor's ability to agree to any modification, waiver or release of any of the terms of this Agreement or to exercise or refrain from exercising any powers or rights which such Investor may have under or in respect of this Agreement shall be limited to the right to consent to any of the matters set forth in Section
11.1 of this Agreement.

         (f) Each Investor may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant any information relating to the Seller or VFCC furnished to such Investor by or on behalf of the Seller or VFCC, but such Investor shall require such assignee or participant or proposed assignee or participant to keep all such information confidential.

         (g) In the event (i) an Investor ceases to qualify as an Eligible Assignee, or (ii) an Investor makes demand for compensation pursuant to Section
2.15 or Section 2.16, VFCC may. and, upon the direction of the Seller and prior to the occurrence of the Termination Date, shall, in any such case, notwithstanding any provision to the contrary herein, replace such Investor with an Eligible Assignee by giving three Business Days' prior written notice to such Investor. In the event of the replacement of an Investor, such Investor agrees
(i) to assign all of its rights and obligations hereunder to an Eligible Assignee selected by VFCC upon payment to such Investor of the amount of such Investor's Asset Interests together with any accrued and unpaid Yield

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thereon, all accrued and unpaid commitment fees owing to such Investor and all other amounts owing to such Investor hereunder and (ii) to execute and deliver an Assignment and Acceptance and such other documents evidencing such assignment as shall be necessary or reasonably requested by VFCC or the Deal Agent. In the event that any Investor ceases to qualify as an Eligible Assignee, such affected Investor agrees (1) to give the Deal Agent, the Seller and VFCC prompt written notice thereof and (2) subject to the following proviso, to reimburse the Deal Agent, the Liquidity Agent, the Seller, VFCC and the relevant assignee for all fees, costs and expenses (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for each of the Deal Agent, the Liquidity Agent, the Seller and VFCC and such assignee) incurred by the Deal Agent, the Liquidity Agent, the Seller, VFCC and such assignee. respectively, in connection with any assignment made pursuant to this Section 10.1(g) by such affected Investor; provided, however, that such affected Investor's liability for such costs, fees and expenses shall be limited to the amount of any up-front fees paid to such affected Investor at the time that it became a party to this Agreement.

         (h) Nothing herein shall prohibit any Investor from pledging or assigning as collateral any of its rights under this Agreement to any Federal Reserve Bank in accordance with Requirements of Law and any such pledge or collateral assignment may be made without compliance with Section 10.1(a) or
Section 10.1(b).

         (i) In the event any Investor causes increased costs, expenses or taxes to be incurred by the Deal Agent, Liquidity Agreement or VFCC in connection with the assignment or participation of such Investor's rights and obligations under this Agreement to an Eligible Assignee then such Investor agrees that it will make reasonable efforts to assign such increased costs, expenses or taxes to such Eligible Assignee in accordance with the provisions of this Agreement.


                                   ARTICLE XI

                                  MISCELLANEOUS

         SECTION 11.1 AMENDMENTS AND WAIVERS.

         (a) Except as provided in this Section 11.1, no amendment, waiver or other modification of any provision of this Agreement shall be effective without the written agreement of the Seller, the Deal Agent, VFCC and the Required Investors; provided, however, that any amendment of this Agreement which is solely for the purpose of adding a Purchaser or increasing the Commitment of all Purchasers may be effected with the written consent of the Deal Agent. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         (b) No amendment, waiver or other modification affecting the rights or obligations of any Hedge Counterparty shall be effective against such Hedge Counterparty without the written agreement of such Hedge Counterparty.

         (c) No amendment, waiver or other modification adversely affecting the rights or obligations of the Backup Servicer or Collateral Custodian shall be effective against such Backup Servicer or Collateral Custodian without their written agreement.

         SECTION 11.2 NOTICES, ETC.

         All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex communication and communication by facsimile copy) and mailed, telexed, transmitted or delivered, as to each party hereto, at its address set forth under its name on the signature pages hereof or specified in such party's Assignment and Acceptance or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of (a) notice by mail, five days after being deposited in the United States mail, first class postage prepaid, (b) notice by telex, when telexed against receipt of answer back, or (c) notice by facsimile copy, when verbal communication of receipt is obtained, except that notices and communications pursuant to Article II shall not be effective until received with respect to any notice sent by mail or telex.

         SECTION 11.3 [RESERVED.]

         SECTION 11.4 NO WAIVER, RIGHTS AND REMEDIES.

         No failure on the part of the Deal Agent, the Liquidity Agent or any Secured Party or any assignee of any Secured Party to exercise, and no delay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies herein provided are cumulative and not exclusive of any rights and remedies provided by law.

         SECTION 11.5 BINDING EFFECT.

         This Agreement shall be binding upon and inure to the benefit of the Seller, the Deal Agent, the Liquidity Agent, the Secured Parties and their respective successors and permitted assigns and, in addition, the provisions of Sections 2.7 and 2.9 applicable to the Hedge Counterparty shall inure to the benefit of each Hedge Counterparty, whether or not that Hedge Counterparty is a Secured Party.

         SECTION 11.6 TERM OF THIS AGREEMENT.

         This Agreement, including, without limitation, the Seller's obligation to observe its covenants set forth in Article V, and the Servicer's obligation to observe its covenants set forth in Article VI, shall remain in full force and effect until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made or deemed made by the Seller pursuant to Articles III and IV and the indemnification and payment provisions of Article VIII and Article IX and the provisions of Section 11.10 and Section 11.11 shall be continuing and shall survive any termination of this Agreement.

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
         SECTION 11.7 GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF
                      OBJECTION TO VENUE.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. EACH OF THE SECURED PARTIES, THE SELLER, THE LIQUIDITY AGENT AND THE DEAL AGENT HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.

         SECTION 11.8 WAIVER OF JURY TRIAL.

         TO THE EXTENT PERMITTED BY REQUIREMENTS OF LAW, EACH OF THE SECURED PARTIES, THE SELLER AND THE DEAL AGENT WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN ANY OF THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. INSTEAD, ANY SUCH DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

         SECTION 11.9 COSTS, EXPENSES AND TAXES.

         (a) In addition to (but without duplication of) the rights of indemnification granted to the Deal Agent, the Liquidity Agent, the Secured Parties and its or their Affiliates and officers, directors, employees and agents thereof under Article VIII hereof, the Seller agrees to pay on demand all reasonable costs and expenses of the Deal Agent, the Liquidity Agent, and the Secured Parties incurred in connection with the preparation, execution, delivery, administration (including periodic auditing), amendment or modification of, or any waiver or consent issued in connection with, this Agreement and the other documents to be delivered hereunder or in connection herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Deal Agent, the Liquidity Agent, and the Secured Parties with respect thereto and with respect to advising the Deal Agent, the Liquidity Agent, and the Secured Parties as to their respective rights and remedies under this Agreement and the other documents to be delivered hereunder or in connection herewith (excluding any Hedge Agreement) and all costs and expenses, if any (including reasonable counsel fees and expenses), incurred by the Deal Agent, the Liquidity Agent, or the Secured Parties in connection with the enforcement of this Agreement and the other documents to be delivered hereunder or in connection herewith (including any Hedge Agreement); provided, that the fees above other than legal fees may not exceed $5,000 per occurrence and per service provider without FIB's consent which shall not unreasonably be withheld.

         (b) The Seller shall pay on demand any and all stamp, sales, excise and other taxes (excluding taxes based on income) and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the other documents to be delivered hereunder or any agreement or other document providing liquidity support, credit enhancement or other similar support to the Purchasers in connection with this Agreement or the funding or maintenance of Capital hereunder.

         (c) The Seller shall pay on demand all other costs, expenses and taxes (excluding income taxes) ("Other Costs"), including, without limitation, all reasonable costs and expenses incurred by the Deal Agent in connection with periodic audits of the Seller's or the Servicer's books and records and the cost of rating VFCC's commercial paper by independent financial rating agencies, which are incurred as a result of the execution of this Agreement.

         SECTION 11.10 NO PROCEEDINGS.

         Each of the Seller, the Deal Agent, the Liquidity Agent and the Secured Parties hereby agrees that it will not institute against, or join any other Person in instituting against VFCC any Insolvency Proceeding so long as any commercial paper issued by VFCC shall be outstanding and there shall not have elapsed one year and one day since the last day on which any such commercial paper shall have been outstanding.

         SECTION 11.11 RECOURSE AGAINST CERTAIN PARTIES.

         (a) No recourse under or with respect to any obligation, covenant or agreement (including, without limitation, the payment of any fees or any other obligations) of any Secured Party as contained in this Agreement or any other agreement, instrument or document entered into by it pursuant hereto or in connection herewith shall be had against any manager or administrator of such Secured Party or any incorporator, affiliate, stockholder, officer, employee or director of such Secured Party or of any such manager or administrator, as such, by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise it being expressly and understood that the agreements of such Secured Party contained in this Agreement and all of the other agreements, instruments and documents entered into by it pursuant hereto or in connection herewith are, in each case, solely the corporate obligations of such Secured Party, and that no personal liability whatsoever shall attach to or be incurred by any manager or administrator of such Secured Party or any incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such manager or administrator, as such, or any other of them, under or by reason of any of the obligations. covenants or agreements of such Secured Party contained in this Agreement or in any other such instruments, documents or agreements, or which are implied therefrom, and that any and all personal liability of every such manager or administrator of such Secured Party and each incorporator, stockholder, affiliate, officer, employee or director of such Secured Party or of any such administrator, or any of them, for breaches by such Secured Party of any such obligations, covenants or agreements, which liability may arise either at common law or at equity, by statute or constitution, or otherwise, is hereby expressly waived as a condition of and in consideration for the execution of this Agreement.

         (b) Notwithstanding anything in this Agreement or any other Transaction Document to the contrary, VFCC shall have no obligation to pay any amount required to be paid by it hereunder or thereunder in excess of any amount available to VFCC after paying or making provision for the payment of its Commercial Paper Notes. All payment obligations of VFCC hereunder are contingent upon the availability of funds in excess of the amounts necessary to pay Commercial Paper Notes; and each of the Seller, the Servicer, the Backup Servicer, the Deal Agent, the Liquidity Agent and the Secured Parties agrees that they shall not have a claim under Section 101(5) of the Bankruptcy Code if and to the extent that any such payment obligation exceeds the amount available to VFCC to pay such amounts after paying or making provision for the payment of its Commercial Paper Notes.

         (c) The provisions of this Section 11.11 shall survive the termination of this Agreement.

         SECTION 11.12 PROTECTION OF OWNERSHIP INTEREST; APPOINTMENT OF DEAL
                       AGENT AS ATTORNEY-IN-FACT; GRANT OF SECURITY INTEREST.

         (a) The Seller agrees that from time to time, at its expense, it will promptly execute and deliver all instruments and documents, and take all actions, that may reasonably be necessary or desirable, or that the Deal Agent may reasonably request, to perfect, protect or more fully evidence the Asset Interests and the undivided ownership interest in the Assets in the Asset Pool represented by such Asset Interests, or to enable the Deal Agent or the Secured Parties to exercise and enforce their rights and remedies hereunder.

         (b) If the Seller or the Servicer fails to perform any of its obligations hereunder after five Business Days' notice from the Deal Agent, the Deal Agent or any Secured Party may (but shall not be required to) perform, or cause performance of, such obligation; and the Deal Agent's or such Secured Party's reasonable costs and expenses incurred in connection therewith shall be payable by the Seller (if the Servicer that fails to so perform is the Seller or an Affiliate thereof) as provided in Article VIII, as applicable. The Seller irrevocably authorizes the Deal Agent and appoints the Deal Agent as its attorney-in-fact to act on behalf of the Seller (i) to execute on behalf of the Seller as debtor and to file financing statements necessary or desirable in the Deal Agent's sole discretion to perfect and to maintain the perfection and priority of the interest of the Secured Parties in the Asset Pool and (ii) to file a carbon, photographic or other reproduction of this Agreement or any financing statement with respect to the Asset Pool as a financing statement in such offices as the Deal Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the interests of the Secured Parties in the Asset Pool. This appointment is coupled with an interest and is irrevocable.

         (c) The parties hereto intend that the conveyance of Asset Interests by the Seller to the Purchasers shall be treated as sales for all purposes. If, despite such intention, a determination is made that such transactions shall not be treated as sales, then the parties hereto intend that this Agreement constitutes a security agreement and the transactions effected hereby constitute secured loans by the Purchasers to the Seller under Requirements of Law. For such purpose, the Seller hereby transfers, conveys, assigns and grants to the Deal Agent, for the benefit of the Secured Parties, a lien and continuing security interest in all Assets, all Collections, all Hedging Agreements and the proceeds of the foregoing to secure all of the obligations of the Seller arising in connection with this Agreement and the other Transaction Documents, whether now or hereafter existing due or to become due, direct or indirect, or absolute or contingent, including, without limitation the Aggregate Unpaids. Upon the occurrence of an Early Amortization Event, the Deal Agent and Secured Parties shall have, with respect to the Assets granted pursuant to the preceding sentence, and in addition to all other rights and remedies available to the Deal Agent and Secured Parties under this Agreement or other Requirements of Law, all rights and remedies of a secured party upon default under the UCC.

         SECTION 11.13 CONFIDENTIALITY

         (a) Each of the Deal Agent, the Secured Parties, the Liquidity Agent and the Seller shall maintain and shall cause each of its employees and officers to maintain the confidentiality of the Agreement and the other confidential proprietary information with respect to the other parties hereto and their respective businesses obtained by it or them in connection with the structuring, negotiating and execution of the transactions contemplated herein, except that each such party and its officers and employees may (i) disclose such information to its external accountants and attorneys and as required by Requirements of Law or order of any judicial or administrative proceeding, (ii) disclose the existence of this Agreement, but not the financial terms thereof and (iii) disclose the Agreement and such information in any suit, action. proceeding or investigation (whether in law or in equity or pursuant to arbitration) involving and of the Transaction Documents or any Hedging Agreement for the purpose of defending itself, reducing itself, reducing its liability, or protecting or exercising any of its claims, rights, remedies, or interests under or in connection with any of the Transaction Documents or any Hedging Agreement.

         (b) Anything herein to the contrary notwithstanding, the Seller hereby consents to the disclosure of any nonpublic information with respect to it (i) to the Deal Agent, the Liquidity Agent, or the Secured Parties by each other,
(ii) by the Liquidity Agent, the Deal Agent or the Secured Parties to any prospective or actual Eligible Assignee or participant of any of them or (iii) by the Deal Agent, the Liquidity Agent or the Secured Parties to any Rating Agency, commercial paper dealer or provider of a surety, guaranty or credit or liquidity enhancement to a Secured Party and to any officers, directors, employees, outside accountants and attorneys of any of the foregoing, provided each such Person is informed of the confidential nature of such information and agree to be bound hereby. In addition, the Secured Parties, the Liquidity Agent and the Deal Agent may disclose any such nonpublic information pursuant to any law, rule. regulation, direction, request or order of any judicial, administrative or regulatory authority or proceedings.

         SECTION 11.14 EXECUTION IN COUNTERPARTS; SEVERABILITY; INTEGRATION.

         This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Originator to the Deal Agent and the Purchasers.

         SECTION 11.15 WAIVER OF SETOFF.

         Each of the parties thereto (other than VFCC) hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against VFCC or its assets.

         SECTION 11.16 ASSIGNMENTS.

         VFCC may at any time assign, or grant a security interest in or sell a participation interest in, any Asset Interest (or portion thereof) to any Person. The parties to any such assignment, grant or sale of participation interest, shall execute and deliver to the Deal Agent, for its acceptance and recording in its books and records, such agreement or document as may be satisfactory to such parties and the Deal Agent. The Seller shall not assign or delegate, or grant any interest in, or permit any Adverse Claim to exist upon, any of the Seller's rights, obligations or duties under this Agreement without the prior written consent of the Deal Agent.

         SECTION 11.17  REVOLVING LOAN PAYMENTS.

         With respect to each Revolving Loan included as part of the Asset Pool, as of any date of determination, (a) the outstanding principal amount of the Retained Advances (if any) and (b) the Outstanding Loan Balance of such Revolving Loan funded by the Purchaser under and in accordance with Section 2.1 hereof shall share all Collections from the Obligor on such Revolving Loan and any and all Recoveries with respect to any Related Property in an amount equal to the percentage equivalent of the following fraction: (a) the numerator of which is equal to, as applicable, (i) the outstanding principal amount of the Retained Advances (if any) as to such Revolving Loan, or (ii) the Outstanding Loan Balance of such Revolving Loan, and (b) the denominator of which is the sum of (i) the outstanding principal amount of the Retained Advances (if any) as to such Revolving Loan, and (ii) the Outstanding Loan Balance of such Revolving Loan.

         Notwithstanding the foregoing or anything to the contrary contained herein or any Transaction Document, any payments made by any Hedge Counterparty, at any time, pursuant to the terms of the Hedge Agreements shall be solely for the benefit of the Deal Agent and the Secured Parties, and shall not be subject to the pro rata sharing provisions of this Section 11.17; in furtherance of the foregoing clause (b) of this paragraph, the Originator hereby releases any

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right, title, or interest it may have in or to any payment made or to be made at any time by any Hedge Counterparty pursuant to the terms of any Hedge Agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



SELLER:                                       FIB HOLDINGS, INC.

                                              By:   /s/Ted Horan
                                                 -----------------------------
                                              Name:   Ted Horan
                                                   ---------------------------
                                              Title:     Vice President
                                                    --------------------------

                                              FIB Holdings, Inc.
                                              C/o First International Bank
                                              280 Trumbull Street
                                              Hartford, CT 06103
                                              Attention:  Capital Markets
                                              Facsimile:  (860) 241-4726
                                              Telephone:  (860) 241-2595




SERVICER:                                     FIRST INTERNATIONAL BANK


                                              By:   /s/Ted Horan
                                                 -----------------------------
                                              Name:   Ted Horan
                                                   ---------------------------
                                              Title:     Sr. Vice President
                                                    --------------------------

                                              First International Bank
                                              280 Trumbull Street
                                              Hartford, CT 06103
                                              Attention:  Capital Markets
                                              Facsimile:  (860) 241-4726
                                              Telephone:  (860) 241-2595



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

VFCC:                       VARIABLE FUNDING CAPITAL CORPORATION

                            By First Union Securities, Inc., as attorney-in-fact


                            By:         /s/Douglas R. Wilson, Sr.
                                     ----------------------------
                            Name:       Douglas R. Wilson, Sr.
                                     -------------------------
                            Title:      Vice President
                                     -----------------

                            Variable Funding Capital Corporation
                            c/o First Union Securities, Inc.
                            One First Union Center, Mail Code: NC0610
                            Charlotte, North Carolina  28288
                            Attention:  Conduit Administration
                            Facsimile: (704) 383-6036
                            Telephone: (704) 383-9343

With a copy to:             Lord Securities Corp.
                            2 Wall Street, 19th Floor
                            New York, New York 10005
                            Attention: Vice President
                            Facsimile: (212) 346-9012
                            Confirmation No.: (212) 346-9008



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

REQUIRED INVESTORS:           FIRST UNION NATIONAL BANK

                              By:   /s/Bill A. Shirley
                                 -----------------------------------------
                              Name:   Bill A. Shirley
                                   ---------------------------------------
                              Title:     Senior Vice President
                                    --------------------------------------

                              Commitment: $120,000,000; but in no event shall such Commitment exceed the Purchase Limit.

                              First Union National Bank
                              One First Union Center, Mail Code: NC0610
                              Charlotte, North Carolina  28288
                              Attention: Capital Markets Credit Administration
                              Facsimile: (704) 374-3254
                              Telephone: (704) 374-4001


DEAL AGENT:                   FIRST UNION SECURITIES, INC.

                              By:   /s/James L. Sigman
                                 -----------------------------------------
                              Name:   James L. Sigman
                                   ---------------------------------------
                              Title:     Managing Director
                                    --------------------------------------

                              First Union Securities, Inc.
                              One First Union Center, Mail Code: NC0610
                              Charlotte, North Carolina  28288
                              Attention: Conduit Administration
                              Facsimile: (704) 383-6036
                              Telephone: (704) 383-9343



                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

HEDGE COUNTERPARTY:          FIRST UNION NATIONAL BANK

                             By:   /s/Bill A. Shirley
                                -----------------------------------------
                             Name:   Bill A. Shirley
                                  ---------------------------------------
                             Title:     Senior Vice President
                                   --------------------------------------

                             First Union National Bank
                             One First Union Center, Mail Code: NC0610
                             Charlotte, North Carolina  28288
                             Attention: Capital Markets Credit Administration
                             Facsimile: (704) 374-3254
                             Telephone: (704) 374-4001


LIQUIDITY AGENT AND
REGISTRAR:                   FIRST UNION NATIONAL BANK

                             By:   /s/Bill A. Shirley
                                -----------------------------------------
                             Name:   Bill A. Shirley
                                  ---------------------------------------
                             Title:     Senior Vice President
                                   --------------------------------------

                             First Union National Bank
                             One First Union Center, Mail Code: NC0610
                             Charlotte, North Carolina  28288
                             Attention: Capital Markets Credit Administration
                             Facsimile: (704) 374-3254
                             Telephone: (704) 374-4001

                  [SIGNATURES CONTINUED ON THE FOLLOWING PAGE]

COLLATERAL CUSTODIAN                HSBC BANK USA

                                    By:   /s/Susan Barstock
                                       -----------------------------------------
                                    Name:   Susan Barstock
                                         ---------------------------------------
                                    Title:     Assistant Vice President
                                          --------------------------------------

                                    HSBC Bank USA
                                    140 Broadway
                                    Corporate Trust Department, 12th Floor
                                    New York, New York 10005
                                    Attention: Susan Barstock
                                    Facsimile: (212) 658-6425



BACKUP SERVICER                     HSBC BANK USA

                                    By:   /s/Susan Barstock
                                       -----------------------------------------
                                    Name:  Susan Barstock
                                         ---------------------------------------
                                    Title:    Assistant Vice President
                                          --------------------------------------

                                    HSBC Bank USA
                                    140 Broadway
                                    Corporate Trust Department, 12th Floor
                                    New York, New York 10005
                                    Attention:  Susan Barstock
                                    Facsimile:  (212) 658-6425